Exhibit 10.1
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MASTER AGREEMENT

This MASTER AGREEMENT (together with the Exhibits attached hereto or incorporated into this document, this “Agreement”) is entered into as of the effective date indicated in the signature box below (the “Effective Date”) by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“JPMC”) and the Supplier named in the signature box below (“Supplier”).
JPMC and Supplier, by signing in the signature blanks below, agree to the terms set forth in this Agreement.
Master Contract ID Number: CW2552009

Effective Date: May 3, 2018

CARDLYTICS, INC.	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:     /s/ Scott Grimes___________________        By:     /s/ Carmen Miranda____________

Name:    Scott Grimes ____________________        Name:    Carmen Miranda_____________

Title:     CEO__________________________        Title:     Vice President________________

Date:    5/3/2018_______________________        Date:    5/3/2018_____________________

For JPMC, notice must be sent to the following address:
With a copy to:
JPMorgan Chase Bank, N.A.            JPMorgan Chase Bank, N.A.
Contracts Management                Legal Department
Mail Code OH1-0638                Mail Code NY1-E088
1111 Polaris Parkway, Suite 1N            4 New York Plaza, 21st Floor
Columbus, Ohio 43240-0638            New York, New York 10004-2413
Attn: Contracts Manager            Attn: Workflow Manager
Reference: Contract ID No. CW2552009    Reference: Contract ID No. CW2552009
Fax: (614) 213-9455                Fax: (212) 383-0800

For Supplier, notices will be sent to the following address:

Cardlytics, Inc.
675 Ponce de Leon Ave., Suite 6000
Atlanta, GA 30308
Attention: Legal Department

The parties acknowledge and agree that this Agreement may be signed using a digital image of the signing party’s hand-written signature and that such electronic signature will be considered legally binding.

NOTE THAT THE PAGE NUMBERS WITHIN THIS EXHIBIT 10.1 MAY NOT CORRESPOND TO THE PAGE NUMBERS WITHIN THE TABLE OF CONTENTS WITHIN THE CONTRACT AS EXECUTED.

1.AGREEMENT STRUCTURE.    6
1.1SCHEDULES.    6
1.2ENTITIES ENTERING INTO SCHEDULES.    6
1.3EACH SCHEDULE IS A SEPARATE AGREEMENT.    6
1.4SCHEDULE TERM.    6
1.5INTERPRETATION OF CERTAIN TERMS.    7
1.6COUNTRY SPECIFIC TERMS.    7
2.COMMUNICATIONS.    7
2.1RELATIONSHIP MANAGERS.    7
2.2NOTICES.    7
2.3NOTICE OF INABILITY TO PERFORM OR OTHER CHANGE OF STATUS.    7
2.4FINANCIAL INFORMATION.    8
2.5AUDITS.    8
2.6VULNERABILITY ASSESSMENT, NOTIFICATION AND REMEDIATION.    9
2.7PUBLICITY.    9
3.DELIVERY, INSTALLATION AND TRAINING.    9
3.1PRE-DELIVERY TESTING.    9
3.2DELIVERY.    11
3.3POSTPONEMENT.    11
3.4TRAINING.    11
4.TESTING, CORRECTION AND ACCEPTANCE.    11
4.2ACCEPTANCE TESTING.    11
4.3CORRECTION.    11
4.4ACCEPTANCE.    12
4.5QUIET ENJOYMENT.    12
5.COMPENSATION.    12
5.1INVOICES.    12
5.2PRICES, RATES AND PAYMENTS.    13
5.3RATE CHANGES AND MOST FAVORED CUSTOMER.    13
5.4EXPENSES.    13
5.5CREDITS.    14

NOTE THAT THE PAGE NUMBERS WITHIN THIS EXHIBIT 10.1 MAY NOT CORRESPOND TO THE PAGE NUMBERS WITHIN THE TABLE OF CONTENTS WITHIN THE CONTRACT AS EXECUTED.

5.6RIGHT TO SET OFF.    14
5.7INVOICE DISPUTES.    14
5.8TAXES.    14
5.9RECORDS.    17
6.SERVICES TERMS.    17
6.1PERFORMANCE OF SERVICES.    17
6.2ELECTRONIC SCHEDULE PROCESS FOR SERVICES.    17
6.3TIMING OF SERVICES.    17
6.4MATERIALS, FACILITIES AND ASSISTANCE FOR PERFORMANCE OF SERVICES.    18
6.5NEW SERVICES.    18
6.6PRE-ENGAGEMENT SCREENING; DRUG TESTING; BACKGROUND CHECKS OF SUPPLIER PERSONNEL.    18
6.7RIGHT OF SUPPLIER PERSONNEL TO WORK IN A COUNTRY.    20
6.8REPLACEMENT OF SUPPLIER PERSONNEL.    20
6.9COMPLIANCE WITH PROCEDURES IN PERFORMANCE OF SERVICES.    21
6.10SERVICES WARRANTY.    21
6.11INTELLECTUAL PROPERTY RIGHTS IN WORK PRODUCT DEVELOPED AS A RESULT OF SERVICES.    22
6.12COMPETITIVE ADVANTAGE AS A RESULT OF SERVICES.    23
6.13KEY PERSONNEL.    23
6.14DISASTER RECOVERY AND BUSINESS CONTINUITY PLAN FOR RESOURCES REQUIRED TO PROVIDE CRITICAL SERVICES.    24
6.15TERMINATION ASSISTANCE FOR CRITICAL SERVICES.    25
6.16EXIT RIGHTS.    26
6.17SUPPLIER PERSONNEL INFORMATION.    26
6.18COMPLAINTS.    26
6.19QUALITY CONTROL; INCENTIVE-BASED PAYMENTS.    26
6.20JPMC STANDARDS.    27
7.ASP/PROCESSING SERVICES TERMS.    27
7.1GENERAL ASP SERVICES.    27
7.2SET-UP OF ASP SERVICES.    28
7.3ACCESS CODES FOR ASP SERVICES.    28
7.4SYSTEM MONITORING OF ASP SERVICES.    28

NOTE THAT THE PAGE NUMBERS WITHIN THIS EXHIBIT 10.1 MAY NOT CORRESPOND TO THE PAGE NUMBERS WITHIN THE TABLE OF CONTENTS WITHIN THE CONTRACT AS EXECUTED.

7.5CHANGES TO ASP SERVICES.    28
7.6TESTING AND SCHEDULING OF CHANGES TO ASP SERVICES.    29
7.7SUPPORT FOR ASP SERVICES.    29
7.8SERVICE LEVELS.    30
7.9GRANT OF LICENSE FOR ASP SERVICES.    30
7.10BRANDING/CO-BRANDING FOR ASP SERVICES.    31
7.11USE OF JPMC MATERIALS IN PERFORMANCE OF ASP SERVICES.    31
7.12ADDITIONAL WARRANTIES FOR ASP SERVICES.    31
7.13TERMINATION OF ASP SERVICES.    31
7.14ESCROW OF SOURCE CODE FOR ASP SERVICES.    32
8.MARKETING SERVICES TERMS.    33
8.1GENERAL MARKETING SERVICES.    33
8.2TRADEMARK LICENSE.    33
8.3WEB LINKING.    34
8.4ONLINE BEHAVIORAL ADVERTISING.    34
8.5PLACEMENT, SIZE, AND DURATION OF ONLINE ADVERTISEMENTS.    34
8.6BANNER ADVERTISEMENTS AND KEYWORD HYPERLINKS.    35
8.7EMAILS.    35
8.8WORD OF MOUTH ADVERTISING.    35
8.9SUPPLIER’S LIMITED AGENCY.    36
8.10SUPPLIER EXPENSES.    36
8.11PREFERRED THIRD PARTY SUPPLIERS.    36
8.12SUPPLIER’S AFFILIATES.    37
8.13NO MARK UPS.    37
8.14DISCOUNTS.    37
8.15TALENT.    37
9.PURCHASED DELIVERABLES TERMS.    38
9.1GENERAL.    38
9.2DELIVERY; RISK OF LOSS FOR PURCHASED DELIVERABLES.    38
9.3RIGHT TO CANCEL PURCHASED DELIVERABLES.    38
9.4SUBSTITUTION OF GOODS BY SUPPLIER.    38
9.5SUPPLIES OF REPLACEMENT PARTS FOR PURCHASED DELIVERABLES.    39

NOTE THAT THE PAGE NUMBERS WITHIN THIS EXHIBIT 10.1 MAY NOT CORRESPOND TO THE PAGE NUMBERS WITHIN THE TABLE OF CONTENTS WITHIN THE CONTRACT AS EXECUTED.

9.6SITE PREPARATION FOR INSTALLATION OF PURCHASED DELIVERABLES.    39
9.7WARRANTIES FOR PURCHASED DELIVERABLES.    39
9.8LICENSE TO USE RELATED MATERIALS.    39
10.EVALUATION TERMS.    39
10.1RIGHT OR LICENSE TO USE.    39
10.2CONSULTANTS’ USE OF EVALUATION MATERIALS.    40
10.3EVALUATION PERIOD.    40
10.4EFFECT OF EXPIRATION OF EVALUATION PERIOD.    41
10.5PROPRIETARY RIGHTS IN EVALUATION MATERIALS.    41
10.6TECHNICAL ASSISTANCE IN USE OF EVALUATION MATERIALS.    41
10.7CHARGES.    41
10.8NO BINDING OBLIGATION.    41
10.9DISCLAIMER OF WARRANTIES.    41
11.PRIVACY TERMS.    41
12.DATA HANDLER TERMS.    42
12.2GRANT OF LICENSE TO USE JPMC DATA; OBLIGATION TO NOTIFY JPMC.    42
12.3COMPLIANCE OF DATA HANDLER WITH ISO 27002 AND IT RISK MANAGEMENT POLICIES.    42
12.4INFORMATION SECURITY AUDITS OF DATA HANDLER.    43
12.5PROTECTION OF JPMC DATA IN THE EVENT OF DATA HANDLER BANKRUPTCY.    44
12.6REGENERATION OF JPMC DATA BY DATA HANDLER.    44
12.7STORAGE, RETURN OR DESTRUCTION OF JPMC DATA.    44
12.8SURVIVAL OF DATA HANDLER TERMS.    45
12.9ALLOCATION OF RISK.    45
13.CONFIDENTIALITY.    45
13.1CONFIDENTIAL INFORMATION.    45
13.2OBLIGATIONS.    47
13.3EXCEPTIONS TO CONFIDENTIAL TREATMENT.    47
13.4RETURN OR DESTRUCTION.    48
13.5INFORMATION EXCHANGED IN CONNECTION WITH NEW BUSINESS ASSESSMENTS.    48
14.REPRESENTATIONS AND WARRANTIES.    49
14.2AUTHORITY.    49
14.3NO DEFECTS; COMPLIANCE.    49

NOTE THAT THE PAGE NUMBERS WITHIN THIS EXHIBIT 10.1 MAY NOT CORRESPOND TO THE PAGE NUMBERS WITHIN THE TABLE OF CONTENTS WITHIN THE CONTRACT AS EXECUTED.

14.4NO INDUCEMENTS.    49
14.5NON-INFRINGEMENT.    49
14.6ADEQUATE DOCUMENTATION.    50
14.7DISABLING CODE.    50
14.8PASS THROUGH OF THIRD PARTY WARRANTIES.    50
14.9ADEQUATE ASSURANCES.    50
14.10FINANCIAL INTERESTS.    51
14.11OFAC.    51
14.12DISCLAIMER.    51
14.13COMPLIANCE WITH LAWS.    51
15.INDEMNITY.    52
16.LIMITATION OF LIABILITY.    52
16.1DISCLAIMER OF INDIRECT DAMAGES.    52
16.2EXCLUSIONS.    53
16.3REIMBURSEMENT FOR LOSSES.    53
17.EQUAL EMPLOYMENT OPPORTUNITY; DIVERSE SUPPLIERS.    53
17.1EQUAL EMPLOYMENT OPPORTUNITY.    53
17.2EXECUTIVE ORDER 13496 COMPLIANCE.    54
17.3DIVERSE SUPPLIERS.    54
18.DISPUTE RESOLUTION.    54
18.1DISPUTE RESOLUTION.    54
18.2IMMEDIATE INJUNCTIVE RELIEF.    54
18.3CONTINUED PERFORMANCE.    55
18.4GOVERNING LAW; JURISDICTION.    55
18.5WAIVER OF JURY TRIAL.    55
19.TERM AND TERMINATION.    55
19.1TERM.    55
19.2TERMINATION BY JPMC.    55
19.3TERMINATION FOR FINANCIAL INSECURITY.    56
19.4TERMINATION FOR CAUSE BY SUPPLIER.    57
19.5TERMINATION ASSISTANCE SERVICES.    57
19.6SURVIVAL.    57

NOTE THAT THE PAGE NUMBERS WITHIN THIS EXHIBIT 10.1 MAY NOT CORRESPOND TO THE PAGE NUMBERS WITHIN THE TABLE OF CONTENTS WITHIN THE CONTRACT AS EXECUTED.

20.GENERAL.    57
20.1INTERPRETATION.    57
20.2ASSIGNMENT.    57
20.3ACQUISITION OF ENTITY WITH EXISTING RELATIONSHIP.    58
20.4COUNTERPARTS.    58
20.5DISABLEMENT OF SOFTWARE AND HARDWARE.    58
20.6NATURE OF LICENSES.    58
20.7JPMC DELAYS.    59
20.8MODEL ANALYSIS.    59
20.9HEADINGS.    59
20.10INDEPENDENT CONTRACTORS.    59
20.11INSURANCE.    60
20.12NO LIENS.    60
20.13NO MODIFICATION.    60
20.14OTHER SUPPLIERS.    60
20.15RIGHTS AND REMEDIES CUMULATIVE.    60
20.16SEVERABILITY.    60
20.17SUBCONTRACTORS.    61
20.18THIRD PARTY BENEFICIARIES.    61
20.19TIME IS OF THE ESSENCE.    61
20.20WAIVERS.    61
20.21ENGLISH LANGUAGE.    62
20.22ENTIRE AGREEMENT.    62
INSURANCE EXHIBIT63

1.AGREEMENT STRUCTURE.
1.1    Schedules.
(a)    The parties will agree on the goods, licensed materials or services that Supplier will provide (each, a “Deliverable”), the prices that JPMC will pay and other transaction-specific terms through schedules to this Agreement (“Schedules”). Each Schedule will either be (a) a separate document that is signed by both JPMC and Supplier; (b) a proposal or other offer to provide goods or services by Supplier that is accepted by an authorized representative of JPMC via email; or (c) a JPMC purchase order, electronic (e.g., “Procure to Pay”) or otherwise, that is accepted by Supplier and references either this Agreement or a Schedule. Each Schedule will be deemed to incorporate all of the terms of this Agreement. If a term in a Schedule conflicts with a term in this Agreement, the provisions of this Agreement will prevail unless the term in the Schedule specifically states that it will prevail. If a term in a Schedule conflicts with a term in a purchase order that is issued pursuant to that Schedule, the provisions of the Schedule will prevail unless the purchase order specifically states that the term in the purchase order shall prevail. If terms in this Agreement conflict, the term most closely describing the type of transaction giving rise to the issue will prevail. In the event that Supplier provides any goods, licensed material or services prior to or without executing a Schedule hereunder, Supplier agrees that the terms of this Agreement will apply to the provision of such goods, licensed materials or services.

1.2    Entities Entering into Schedules.
(b)    JPMC or any of its Affiliates (each, a “JPMC Entity” and collectively, “JPMorgan Chase & Co.”) may enter into Schedules. The term “Affiliate” means an entity owned by, controlling, controlled by, or under common control with, directly or indirectly, a party. For this purpose, one entity “controls” another entity if it has the power to direct the management and policies of the other entity (for example, through the ownership of voting securities or other equity interest, representation on its board of directors or other governing body, or by contract). The benefits of any Schedule extend to the JPMC Entity that signs the Schedule and to other JPMC Entities, customers, employees, suppliers, business partners and divested companies (each, a “Recipient”).

1.3    Each Schedule Is a Separate Agreement.
(c)    Each Schedule will be a separate agreement between Supplier and the JPMC Entity that signs the Schedule. All subsequent references to “JPMC” in this Agreement will be deemed references to the JPMC Entity that signed the Schedule. Only the JPMC Entity that signs a Schedule will be liable for such JPMC Entity’s obligations under that Schedule. Notwithstanding anything to the contrary contained in this Agreement or any Schedule, in no event will any JPMC Entity that is a bank be deemed to be a guarantor of, or otherwise liable for, any performance or payment obligation of any other JPMC Entity in connection with this Agreement or any Schedule.
(d)
1.4    Schedule Term.

(e)    A Schedule may state a term for that Schedule (the “Schedule Term”). A Schedule that does not state a Schedule Term will be effective from its effective date until the termination of this Agreement, unless otherwise terminated in accordance with this Agreement or the Schedule. Following the Schedule Term stated in any Schedule, JPMC will have the right to renew the Schedule Term with respect to services for up to five additional one year renewal terms.

1.5    Interpretation of Certain Terms.
(f)    The term “including” means including without limitation. The term “days” refers to calendar days. “Business Day” means Monday through Friday, excluding any official JPMC holidays. “Agent” means third party consultants, outsourcers, contractors and other service providers. When used in this Agreement, the phrases “represents and warrants” and “represents, warrants and covenants” mean that the representations, warranties, and covenants are deemed given as of the Effective Date and on an ongoing basis throughout the term of this Agreement and throughout each Schedule Term.

1.6    Country Specific Terms.
(g)    JPMC and Supplier agree that outside of the United States, the Deliverables may be subject to mutually acceptable country unique terms and conditions which may require amending or supplementing this Agreement as appropriate. To the extent possible, the JPMC Entity located outside of the United States will order Deliverables directly from Supplier entity in the applicable country. Supplier entity in the applicable country will supply the Deliverables and invoice such JPMC Entity in local currency and such JPMC Entity will pay Supplier entity in the applicable country in local currency.

2.    COMMUNICATIONS.
2.1    Relationship Managers.
(a)    Each party will name one of its employees as the primary liaison with the other party for each Schedule (each, a “Relationship Manager”). The Relationship Managers will serve as the parties’ points of contact. In addition, Supplier shall list in the applicable Schedule a primary cybersecurity point of contact with current contact information.

2.2    Notices.
(a)    All notices must be in writing and in the English language and will be deemed given only when sent by mail or post (return receipt requested), hand-delivered or sent by documented overnight delivery service to the party to whom the notice is directed, at its address indicated in the signature box on the first page of this document or if different, its address indicated in the applicable Schedule. In addition, where this Agreement states that notice will be given “immediately” after an event occurs, the notifying party will also send an immediate e-mail message to the other party’s Relationship Manager. Notices to be given “promptly” will be given, in any event, within five days.

A party may change its address for notices by sending a change of address notice using this notice procedure.

2.3    Notice of Inability to Perform or Other Change of Status.
(a)    Supplier will notify JPMC promptly of any actual or threatened occurrence of any event described in Section 19.3 or any other event that materially affects in an adverse manner, or that could reasonably be expected to materially affect in an adverse manner, Supplier’s ability to perform fully its obligations to any Recipient. Events or conditions that Supplier must report include (a) any material breach (whether or not cured) of any (i) representation, warranty, covenant or obligation of Supplier or any Supplier Affiliate or subcontractor under this Agreement, or (ii) other agreement between Supplier or any Supplier Affiliate and JPMC or any JPMC Affiliate; (b) any actual, threatened or reasonably alleged violation of any applicable Law and any JPMC instructions regarding the processing of Personal Information which would violate any applicable Law against, (i) Supplier, (ii) any Supplier Affiliate, (iii) any Supplier Personnel or (iv) any entity that is a party to or an Affiliate of a party to any agreement for the merger, acquisition, divestiture of any similar arrangement involving Supplier or any Supplier Affiliate; (c) any act or omission that compromises the integrity of JPMC Data or systems used for transmitting, processing, storing or otherwise handling JPMC Data, including unauthorized or suspicious intrusion into such systems, improper access to or misuse of JPMC Data or Supplier data, and internal security policy violations (“Security Breach”); and (d) any risks or control issues that have been identified that could prevent fulfillment of Supplier’s obligations under this Agreement, along with, where applicable, information on any systems and processes that have been established to monitor and manage them.

2.4    Financial Information.
(a)    Upon JPMC’s request, Supplier will provide JPMC with quarterly financial statements, audited fiscal year-end financial statements, any filings made with any regulatory or governmental bodies asserting jurisdiction over JPMorgan Chase & Co. and any other financial information requested by JPMC in its reasonable discretion to assess Supplier’s financial status and its ability to perform its obligations to JPMC. The quarterly financial statements shall be certified as being true, complete and correct in all material respects by Supplier’s president or most senior financial officer. Further, to assess Supplier’s financial status, JPMC may use any Supplier information already in JPMC’s possession, whether received as a result of this Agreement or any other relationship Supplier has with JPMC. Supplier will promptly notify JPMC of any material adverse changes in Supplier’s financial stability.

2.5    Audits.
(a)    Upon JPMC’s request with reasonable notice, Supplier will permit, for each Schedule, technical, financial and operational audits of Supplier and its Affiliates and their respective subcontractors, including locations at or from which the Deliverables are provided, related to the subject matter of this Agreement as applicable to each Schedule, by the internal and external auditors and personnel of JPMorgan Chase & Co. and regulators (collectively, “Auditors”). Audits by internal or external auditors and personnel of JPMorgan Chase & Co. will not occur more than twice in any calendar year per Schedule unless such audit is materially different in scope from a preceding audit or JPMC has a good faith belief that Supplier is in material breach of the Agreement. During each audit, Supplier will grant the Auditors reasonable access to Supplier’s books, records, third-party audit and examination reports, systems, facilities, controls, processes, procedures, service level measurement systems, and actual service levels to the extent related to a reasonable assessment of Supplier’s performance of its obligations to JPMC. Supplier will, in a timely manner, fully cooperate with the Auditors and provide the Auditors all assistance as they may reasonably request in connection with the audit, including as related to JPMC efforts to validate any Supplier control environment. Additionally, Supplier will retain timely, accurate and comprehensive information that will allow JPMC to monitor performance, service levels and risks under this Agreement. Supplier will provide reports of such information to JPMC upon request from time to time, including those reports as may be set forth in the applicable Schedule. The Auditors will seek to avoid disrupting Supplier’s operations during the audit. If the Auditors document either an overcharge of the fees for the audited period or a material breach of Supplier’s obligations, Supplier will promptly (a) reimburse JPMC for its reasonable cost of performing the audit if the overcharge is more than two percent of the fees for the audited period, (b) reimburse JPMC for any overcharge (c) promptly correct any identified breach, and (d) such audit shall not be counted for the purposes of the limitation in the second sentence above.

2.6    Vulnerability Assessment, Notification and Remediation.
(a)    Supplier will cooperate with JPMC in connection with efforts to assess and remediate vulnerabilities that could compromise the data, systems, or critical functioning of the information technology infrastructure of JPMC or its clients or customers or that impacts Supplier’s external-facing, internal or partner environments or the products or services Supplier provides to JPMC. To that end, Supplier will (a) actively monitor industry resources (e.g., www.cert.org, pertinent software vendor mailing lists and websites and information from subscriptions to automated notification services) for applicable security alerts and immediately notify JPMC upon the discovery of a critical vulnerability in its external-facing, internal, subcontractor or partner environments or in the products or services Supplier provides to JPMC (each, a “Critical Vulnerability”); (b) respond in writing within 48 hours to an inquiry made by JPMC about the impact of a known Critical Vulnerability, (c) within 72 hours of either (i) Supplier’s discovery of a Critical Vulnerability or (ii) receipt of a JPMC inquiry about a Critical Vulnerability, provide JPMC with a written and detailed plan to appropriately and urgently remediate such Critical Vulnerability; and (d) provide JPMC with written confirmation as soon as each such Critical Vulnerability has been remediated. After JPMC advises Supplier in writing of its intent to do so, Auditors are entitled to conduct vulnerability scans of Supplier’s and its subcontractors’ and applicable service providers’ external-facing environments.

2.7    Publicity.
(a)    Supplier will not: (a) use the name, trade name, trademark, logo branding, any derivatives of the foregoing or any other identifying marks of JPMorgan Chase & Co. or its Affiliates in any sales, marketing or publicity activities or materials in the promotion of any individual or entity other than JPMorgan Chase & Co. or its Affiliates in connection with the Services, including, but not limited to, the promotion of the Supplier, or (b) issue any press release, interviews or other public statement regarding this Agreement or the parties’ relationship without the prior written consent of both the JPMorgan Chase & Co. Global Media Relations Department and a Managing Director within JPMorgan Chase & Co.’s sourcing organization. JPMC may revoke any consent it grants pursuant to this Section 2.7 at any time for any reason and Supplier shall remove any and all references to JPMC from all marketing and advertising collateral within 30 days of notice of such.

3.    DELIVERY, INSTALLATION AND TRAINING.
3.1    Pre-Delivery Testing.
(a)General.
Before Supplier delivers any Deliverable to a JPMC Entity or a Recipient, or provides access to any Deliverable to the extent they will be delivered remotely, Supplier will verify that the Deliverable is in full compliance with all applicable specifications, including functional, performance and operational characteristics described in this Agreement, the applicable Schedule and/or Supplier’s written proposals, all related documentation (“Documentation”) or other written information provided to JPMorgan Chase & Co. about the Deliverable (“Compliance”). Upon JPMC’s request, Supplier will permit JPMC or any Recipient (or its designees) to observe that verification and obtain a report of all results.
(b)Software Deliverables.
To the extent that Supplier is providing or using deployed software, whether in any JPMC’s, Supplier’s or any other test or production environment, or providing any software development services for JPMC, Supplier shall demonstrate the maturity of controls in its development process. In conjunction with delivery of the software, Supplier agrees to complete a vBSIMM assessment and provide to JPMC applicable documentation and/or artifacts which substantiate that the following software development controls are in place for the scope of the Deliverables being provided to JPMC hereunder: (i) security requirements documented during the requirements phase of the software development life cycle; (ii) architectural framework(s) designed for resiliency and security; (iii) static code analysis during development (secure code review of the entire code base based on, at a minimum, the Open Web Application Security Project (OWASP) Top 10 and SysAdmin, Audit, Networking, and Security Institute (SANS) Top 25 software security risks or comparable replacement); (iv) dynamic scanning of web-facing applications and penetration testing of internal applications, using industry standard testing methodologies during the build process or quality assurance process; (v) open source code used in Supplier-provided applications must be appropriately licensed, inventoried and evaluated for security defects, and (vi) security vulnerability management. If Supplier is unable to substantiate that the software is free of material security defects (i.e., no critical or high risk defects) through the above assessment, Supplier will conduct a software vulnerability scan (using an industry standard tool, e.g., Veracode), or submit to application scanning from a JPMC-approved vendor, and (x) share the detailed results of that scan with JPMC; (y) to the extent that scan identifies any critical or high risk vulnerabilities, Suppler will remediate those vulnerabilities before implementation of the software into production (whether the software is hosted by JPMC, Supplier or a third party on behalf of either); and (z) develop and implement remediation plan(s) to address any other vulnerabilities to JPMC’s reasonable satisfaction (such plan to be provided to JPMC) with the remediation occurring as soon as reasonably practicable, not to exceed six months of the discovery of such vulnerabilities.
If Supplier provides an externally facing application as part of the Services (“Externally Facing Application”), at no additional cost to JPMC, Supplier will provide a production like instance of the Externally Facing Application for JPMC software vulnerability scanning purposes. Supplier will ensure the instance is up to date within 30 days of written communication from JPMC of the pending scanning activities. To the extent that scan identifies any critical or high risk vulnerabilities, Supplier will remediate those vulnerabilities within five days (whether the Externally Facing Application is hosted by Supplier or a third party on behalf of Supplier). Further, Supplier will develop and implement remediation plan(s) to address any other vulnerabilities to JPMC’s reasonable satisfaction (such plan to be provided to JPMC) with the remediation completed as soon as reasonably practicable, not to exceed six months of the discovery of such vulnerabilities.
Nothing in this Section 3.1(b) limits any rights of JPMC to conduct any audits, assessments, scans or the like pursuant to this Agreement or the applicable Schedule. If Supplier does not respond timely to the above obligations, as determined by JPMC, JPMC may perform such audits, assessments, scans and the like, and Supplier will promptly reimburse JPMC for all reasonable costs associated with its efforts.
3.2    Delivery.
(a)    Supplier will deliver or provide access to each Deliverable and Documentation to be provided under any Schedule to JPMC or the applicable Recipient(s) in the quantities, on the date(s) and/or to the place(s) specified in that Schedule, and, if so provided in the applicable Schedule, install each Deliverable at JPMC or Recipient, in the quantities, at the locations and on or before the dates specified in the applicable Schedule. If Supplier fails to do so, JPMC may, at its option: (a) extend the required date and receive from Supplier, as liquidated damages and not as a penalty, the late delivery discount set forth in the applicable Schedule, or (b) terminate the applicable Schedule(s), in whole or in part, and receive from Supplier a refund of all amounts paid to Supplier relative to the late Deliverable.

3.3    Postponement.
(a)    JPMC may at any time, upon notice to Supplier, postpone Supplier’s scheduled provision of any Deliverable(s). This notice will specify the commencement and estimated duration of the postponement. Upon receiving the notice of postponement, Supplier will implement the postponement and, during the period of postponement, properly care for and protect all Deliverables in progress. JPMC may withdraw any postponement by notice to Supplier, in which case Supplier will resume its provision of the Deliverables after a reasonable resumption period.

3.4    Training.

(a)    Training (if any) to be provided by Supplier with respect to the Deliverables will be specified in the applicable Schedule.

4.    TESTING, CORRECTION AND ACCEPTANCE.
(a)    Each Deliverable will be subject to acceptance by JPMC as follows:

4.2    Acceptance Testing.
(a)    After a Deliverable has been delivered, installed and configured and is ready for production in accordance with Section 3.2, JPMC will have 45 days (or another time period as may be agreed in writing by the parties in the applicable Schedule) (the “Acceptance Testing Period”) to verify that the Deliverable is in Compliance. Supplier will provide all reasonable assistance to JPMC or Recipient in connection with this testing.

4.3    Correction.
(a)    If, during the Acceptance Testing Period, JPMC or a Recipient finds that a Deliverable is not in Compliance, JPMC will describe to Supplier in reasonable detail why the Deliverable is not in Compliance. Within five Business Days (or another time period as may be agreed in writing by the parties in the applicable Schedule) after receipt of that description (the “Correction Period”), Supplier will, at no additional cost to JPMC, render the Deliverable in Compliance. If Supplier fails to render the Deliverable in Compliance within the Correction Period, JPMC may (a) extend the Correction Period; or (b) terminate the applicable Schedule, in whole or in part, for material breach immediately by notice and obtain from Supplier a full refund of all amounts paid by JPMC under the applicable Schedule(s).

4.4    Acceptance.

(a)	Notice of Acceptance.
If JPMC determines that a Deliverable is in Compliance, JPMC will notify Supplier that the Deliverable has been accepted (“Acceptance” or “Accepted”). Acceptance will be implied: (i) if Supplier gives JPMC notice after the Acceptance Testing Period requesting JPMC provide a formal notice of Acceptance and JPMC fails to respond within five Business Days; or (ii) if JPMC puts the Deliverable into full production for 15 Business Days. Acceptance will not be implied from any other event. Thus, for example, Acceptance will not be implied if JPMC uses the Deliverable in limited production, authorizes work on subsequent Deliverables, or makes a milestone payment.

(b)	Component Deliverables.
If a Deliverable (a “Component Deliverable”) is to be integrated with another Deliverable (which may be an enhancement) (an “Integrated Deliverable”), JPMC’s Acceptance of the Component Deliverable will be not final until Supplier successfully integrates the Component Deliverable with the Integrated Deliverable and JPMC Accepts those Integrated Deliverables. For example, if Supplier is to provide a system consisting of multiple modules, JPMC’s Acceptance of any individual module will not be final until JPMC Accepts all of the modules integrated together as a complete system.

(c)	No Waiver.
Acceptance does not waive any of JPMC’s rights to warranty and maintenance service for the Deliverable, even if JPMC knows of the problems prior to Acceptance.

4.5    Quiet Enjoyment.
(a)    Upon Acceptance, Supplier will not disturb JPMC’s or Recipient’s quiet enjoyment of the Deliverables.

5.    COMPENSATION.
5.1    Invoices.
(a)Supplier will invoice JPMC for the fees and expenses, if any, due and owing under each Schedule in accordance with the JPMC Supplier Invoicing Guidelines (a current copy of which is located at https://www.jpmorganchase.com/corporate/About-JPMC/ab-supplier-relations.htm or is otherwise available from JPMC upon request) and the terms set forth in the applicable Schedule. Supplier will invoice JPMC only for Deliverables Accepted prior to the invoice date and, if applicable, only for hours spent actually performing authorized services for JPMC. If a Schedule specifically states that no Acceptance is required in connection with the performance of the services and no time frame for invoice is specified, then Supplier will invoice JPMC within 30 days following the completion of all related services under that Schedule. Each invoice will be in a form acceptable to JPMC, including, if applicable, electronic (e.g., “Procure to Pay”). Each invoice will provide enough detailed information, including identification of charges that are and are not subject to taxation, to allow JPMC to verify all fees and expenses and to satisfy JPMC internal accounting requirements as may be described in the applicable Schedule. At a minimum, each invoice will include the following:

(a)	General.
All invoices will identify: (i) the applicable Schedule and Agreement numbers, (ii) the applicable purchase order number (if any), (iii) dates when each Deliverable was provided and, if applicable, (iv) the taxing jurisdiction(s) in which each Deliverable was provided.

(b)	Invoices for Licensed or Purchased Goods.
Invoices for licensed or purchased goods will also include: (i) the name and description of the good, (ii) the part number or other identifier of the good, (iii) the quantity of Deliverables being licensed or purchased, (iv) the unit price for the good, (v) if applicable, the level of discount being applied and (vi) the total dollar amount owed.

(c)	Invoices for Services.

Invoices for services and maintenance will also include, if applicable: (i) a brief description of the services provided, (ii) the quantity of hours worked, (iii) the names and hourly rates of each individual performing the services, (iv) the tasks performed, (v) the dates of performance, (vi) the service code number or other identifier for the services (if any) and (vii) the total dollar amount owed.

(d)	Address.
Unless otherwise specified by JPMC, Supplier will send all invoices to the address specified in the applicable Schedule.

5.2    Prices, Rates and Payments.
(a)    The prices and rates for the Deliverables will be as set forth in the applicable Schedule. All payments will be made in U.S. Dollars. JPMC will pay all undisputed amounts on each invoice within 60 days after JPMC’s receipt of an accurate invoice, i.e., an invoice showing only undisputed amounts, provided however, JPMC may take a two percent discount off any amounts due under any accurate invoice as long as JPMC pays within 10 Business Days of receipt of the invoice. JPMC will have no obligation to pay any charges and expenses that Supplier fails to invoice to JPMC within 120 days after the charges or expenses were incurred.

5.3    Rate Changes and Most Favored Customer.

(a)	Rate Changes.
The rates and prices provided under any Schedule will not be increased by Supplier during the Schedule Term. For any renewal terms, rates and prices will not be increased by Supplier more than once annually and by more than the lower of: (i) cumulative rise in CPI; (ii) the percentage increase in the rates or prices generally charged by Supplier; or (iii) three percent. The term “CPI” means the Consumer Price Index for All Urban Consumers for the US City Average for all Items, 1982-1984 Equal 100 Base, as reported by the US Department of Labor’s Bureau of Labor Statistics. In the event that the CPI decreases, then the rates and prices will be decreased by Supplier in accordance with the cumulative decline in CPI.

(b)	Most Favored Customer.
[intentionally omitted]

5.4    Expenses.
(a)    Only when agreed to in the applicable Schedule will JPMC pay reasonable and actual (meaning without mark-up or administrative fee), pre-approved in writing travel and communications expenses (for which Supplier can provide receipts) incurred by Supplier to perform services under this Agreement and only in accordance with the JPMorgan Chase Supplier Travel Policy (a current copy of which is located at https://www.jpmorganchase.com/corporate/About-JPMC/ab-supplier-relations.htm or is otherwise available from JPMC upon request). For the avoidance of doubt, JPMC will benefit from any rebates provided to Supplier by the travel and communications service providers regardless of whether they are reflected on the receipts or are applied at some other time. If JPMC reimburses for meals or entertainment costs incurred by Supplier, any Internal Revenue Code Section 274 limitation on deductibility of the costs will be assumed by Supplier, not JPMC.

5.5    Credits.
(a)    Any credits due to JPMC will be applied on the next invoice for the applicable Schedule against amounts then due and owing, unless such invoice will be issued more than 180 days from the credits’ accrual in which case Supplier will pay the credit amount directly to JPMC. If any credit is due to JPMC after the termination or expiration of the applicable Schedule, Supplier will pay the amount of the credit to JPMC within 30 days after such termination or expiration. All credits will be credited or paid in U.S. Dollars only.

5.6    Right to Set Off.
(a)    JPMC will have the right to set off amounts owed by Supplier or any of Supplier’s Affiliates to JPMorgan Chase & Co. against amounts payable under this Agreement.

5.7    Invoice Disputes.
(a)    In the event of a good faith dispute with regard to one or more item(s) appearing on an invoice, JPMC may withhold the disputed amount while the parties attempt to resolve the dispute in accordance with Section 18. JPMC’s withholding of that payment prior to resolution of the dispute will not constitute a breach of this Agreement or be grounds for Supplier to suspend its provision of Deliverables.

5.8    Taxes.

(a)
Supplier will be responsible for any sales, service, value-added, use, excise, consumption and any other taxes and duties on the goods or services it purchases or consumes or uses in providing the Deliverables, including taxes imposed on Supplier’s acquisition or use of such goods or services.

(b)
Unless JPMC provides Supplier with a valid and applicable exemption certificate, within a commercially reasonable time, JPMC will reimburse Supplier for sales, use, excise, services, consumption and other taxes or duties (excluding value-added tax and analogous taxes which are addressed in subsection (c) below) that Supplier is permitted or required to collect from JPMC and which are assessed on the purchase, license and/or supply of Deliverables and for which Supplier invoices JPMC before the expiration of the later of the applicable JPMC’s or Supplier’s statutory period for assessment of deficiencies as long as the parties comply with the notification requirements in subsection (j) below. JPMC will not be responsible for any penalties related to the tax obligations of Supplier unless: (i) such penalties accrue solely based on the actions or inactions of JPMC and (ii) JPMC had received reasonable prior written notice from Supplier that the actions or inactions of JPMC will be the sole basis for such. Supplier will be responsible for remitting applicable taxes. If JPMC should pay any tax to Supplier and if it is later held that that tax was not due, Supplier will refund the amount paid to JPMC, together with all related interest paid by the applicable taxing authority.

(c)
Except as otherwise provided in this Section 5.8, JPMC will be responsible for self-assessing any value-added taxes that are due on the provision of services to JPMC by Supplier, its agents, representatives or subcontractor, or the charges for such services (including the reimbursement of expenses if any). If a value-added tax is later assessed against Supplier on the provision of services however levied or assessed unless the assessment of value-added tax is due to a change in applicable Law, Supplier will be responsible for such value-added tax. If the assessment is due to a change in applicable Law, both parties will negotiate in good faith and agree on a commercial resolution to this issue to their mutual satisfaction. Failing an agreement between the parties on such adjustment, JPMC reserves the right to terminate the affected Schedule without penalty.

(d)

(i)
When services are specifically identified in a Schedule as being liable to value-added taxes, Supplier will be responsible for levying such taxes on the provision of the services and JPMC will be responsible for paying said taxes in addition to the consideration payable subject to notification requirements on audit in subsection (j) below.

(ii)
When a Schedule involves the delivery of goods to a JPMC location in a country which imposes a value-added tax or analogous tax, unless JPMC specifically accepts in the Schedule responsibility for self-assessing such tax on the supply of the goods, Supplier will be responsible for levying such taxes on the provision of the goods and JPMC will be responsible for paying said taxes in addition to the consideration payable subject to notification requirements on audit in subsection (j) below.

(iii)
If JPMC should pay to Supplier an amount by way of value-added tax (or analogous tax) and if it is later held that such tax was not due, Supplier will refund the amount paid to JPMC, together with all related interest paid by the applicable taxing authority.

(e)
JPMC and Supplier (for itself and its agents, representatives and subcontractors) will each bear sole responsibility for all taxes, assessments and other real property related levies on its owned or leased real property, personal property (including software), franchise and privilege taxes on its business, and taxes based on its net income or gross receipts. A party’s personnel will not be considered employees of the other party by reason of their provision or acceptance of Deliverables under this Agreement and each party will bear sole responsibility for all payroll and employment taxes relating to their own personnel.

(f)	Any additional taxes assessed on Supplier’s provision of goods or services resulting from Supplier’s change in location originally contemplated pursuant to the Schedule or which results from the relocation or redirection of the delivery including temporary storage, of such goods or services, either of which is made solely for Supplier’s convenience, will be paid by Supplier.

(g)
JPMC may deduct withholding taxes, if any, from payments to Supplier where required under applicable Law and will provide to Supplier any documentation required to be provided to Supplier under applicable Law. JPMC will, at Supplier’s written request, provide Supplier with appropriate receipts for any taxes so withheld to the extent that JPMC has received such receipts from the applicable taxing authority.

(h)
JPMC and Supplier will cooperate to segregate the charges and fees payable hereunder into taxable and nontaxable categories. Where taxable and nontaxable items must be separated on the Supplier’s invoice, as required by applicable Law, to support the taxable and nontaxable classification, Supplier will so separately state the portion of the goods or services and associated charges and fees which are (i) subject to sales, use, value-added or excise taxes, and (ii) not subject to any sales, use, value-added or excise taxes. Supplier’s invoice will state the total amount of sales, use, value-added or excise taxes applicable to the transaction that Supplier is collecting from JPMC for taxable items.

(i)
If applicable, for all goods or services delivered, installed and/or performed, as the case may be, at certain JPMC locations described in the letter from the New York City Industrial Development Agency (“IDA”), as may be amended and restated, known as the Letter Of Authorization For Sales Tax Exemption (a current copy of which is located at https://www.jpmorganchase.com/corporate/About-JPMC/ab-supplier-relations.htm or is otherwise available from JPMC upon request.). JPMC will be deemed to have ordered such goods or services in its own name as agent for the IDA for the purposes of qualifying for exemption from New York State and New York City sales and use taxes.

(j)
JPMC and Supplier will reasonably cooperate to more accurately determine each party’s tax liability for transaction taxes incurred as a result of this Agreement. JPMC and Supplier will provide and make available to the other party any certificates or information reasonably requested by such other party. If Supplier comes under audit by any taxing authorities and an audit issue arises that would create liability for JPMC in connection with this Agreement, then Supplier will notify JPMC of such audit issue in accordance with Section 2.2 to allow JPMC to assist in challenging the potential assessment. If notice is not provided to JPMC, Supplier forfeits its ability to collect from JPMC any audit assessments and then Supplier becomes liable for the audit assessment. If either party is assessed a deficiency for taxes, which are the responsibility of the other party pursuant to this Agreement, the assessed party will make a reasonable effort to notify the responsible party of such assessment. Each party also will have the right to challenge the imposition of taxes for which it is financially responsible under this Agreement or if necessary, to request the other party to challenge the imposition of such taxes. If either party requests the other party to challenge the imposition of any tax, such request will not be unreasonably denied, providing that the requesting party will be responsible for all fines, penalties, interest, additions to taxes or similar liabilities imposed in connection therewith plus any legal fees and other expenses related to such challenge.

Each party will be entitled to any tax refunds or rebates granted, including any interest paid thereon, to the extent such refunds or rebates are of taxes that were paid by it.

(k)
For the purposes of value-added tax and analogous taxes in subsection (d) above, the term “goods” will mean tangible movable property provided by Supplier to JPMC, legal title to which passes from Supplier to JPMC, and the term “services” includes goods provided by Supplier to JPMC without title passing to JPMC.

5.9    Records.
(a)    Supplier will keep and maintain complete and accurate accounting records in accordance with United States generally accepted accounting principles consistently applied, to support and document all amounts payable to Supplier under any Schedule. Supplier shall not incorporate any JPMC Data into its business records unless expressly set forth in the applicable Schedule.

6.    SERVICES TERMS.
6.1    Performance of Services.
(a)    Supplier will provide the services described in each Schedule (the “Services”) in accordance with this Agreement and that Schedule. The location at or from which Supplier will provide the Services, whether owned or operated by Supplier or any Supplier Personnel, (the “Service Location”), will be identified in the applicable Schedule. Supplier will not change any Service Location without JPMC’s prior written consent, whether the proposed new Service Location is within or outside the jurisdiction of the then-current Service Location. If a Schedule describes Services in a general or summary manner, the Services will include not only services specifically described but also those that are an inherent, necessary or a customary part of those services.

6.2    Electronic Schedule Process for Services.
(a)    The terms specified in a Schedule for the performance of Services may be subject to an electronic process whereby the parties will enter into Schedules electronically by the exchange and acceptance of online documentation (“Electronic Schedule Process”). Pursuant to the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. §§7001-3 to 7031, the parties’ exchange and acceptance of online documentation will constitute electronic signatures which have the same legal validity as the parties’ paper signatures would have if the Schedule were signed in hard copy form. Supplier will read and review the content of all screenshots and other online information pertinent to a Schedule presented by JPMC to Supplier online (“Electronic Schedule”) before assenting electronically to perform the Services. In order to signify assent by electronic signature to the terms for performance of Services specified in an Electronic Schedule, Supplier’s authorized employee already identified as logged into the Electronic Schedule Process will click the designated “Accept” button for the box containing the following Electronic Schedule Process acceptance language:

(b)    “I have read the terms of the JPMorgan Chase Electronic Schedule and on behalf of Supplier, I hereby accept these terms and conditions for the Services to be performed.”

(c)    Any signature required in Section 20.13 may be in electronic form if through the Electronic Schedule Process described in this Section 6.2.

6.3    Timing of Services.
(a)    Supplier will begin providing the Services on the date specified in the applicable Schedule. If the Schedule does not specify a start date, Supplier will begin providing the Services on the effective date of the applicable Schedule. Notwithstanding the foregoing, JPMC acknowledges that not all aspects of the Services will be provided beginning on the effective date of the applicable Schedule unless the Schedule specifically states that all aspects of the Services will be provided beginning on the effective date of the applicable Schedule. Supplier will complete the Services on the date(s) specified in the Schedule. If the Schedule does not specify completion date(s), Supplier will complete the Services in a timely manner.

6.4    Materials, Facilities and Assistance for Performance of Services.
(a)    Supplier will provide all necessary equipment and related materials, including specialized equipment and the like, to perform the Services and neither JPMC nor any Recipient will be required to provide any work space, equipment, materials, training, supervision or other assistance in connection with the Services.
(b)
6.5    New Services.

(a)	Definition of New Services.
“New Services” are services that are materially different from or in addition to the Services described in outstanding Schedules. JPMC may ask Supplier to provide New Services from time to time.

(b)	Request; Authorization of New Services.
Within a commercially reasonable amount of time after receiving JPMC’s request, Supplier will provide JPMC with a written proposal for the New Services, including a detailed description of the cost, scope, and requirements for such New Services and any effect on the Services described in outstanding Schedules. Supplier will not begin providing, and JPMC will have no liability for, any New Services unless and until the parties have executed a written amendment to the applicable Schedule or a new Schedule for the New Services.

(c)	Cost.
Other than approved costs relating to any pre-approved New Services, JPMC will not be liable for any costs associated with any modifications, enhancements, or replacements of or to the Services.

6.6    Pre-Engagement Screening; Drug Testing; Background Checks of Supplier Personnel.

(a)
As a participant in a highly regulated industry, JPMC has certain requirements (as may be amended from time to time by JPMC, the “JPMC Requirements”) that will apply to Designated Supplier Personnel. There are two types of Designated Supplier Personnel: Category I Designated Supplier Personnel and Category II Designated Supplier Personnel. Category I Designated Supplier Personnel and Category II Designated Supplier Personnel are collectively referred to as “Designated Supplier Personnel”. Supplier represents, warrants and covenants that it will not assign any Designated Supplier Personnel to JPMC if such person has been convicted of, pled guilty or no contest to, or participated in a pre-trial diversion program for felony or multiple misdemeanor offenses involving crimes of dishonesty or breach of trust including theft; money laundering; embezzlement; or the manufacture, sale, distribution of, or trafficking in controlled substances; or criminal conspiracy. Supplier will comply with all JPMC Requirements (where permitted by applicable Law) and agrees that all assignments of Designated Supplier Personnel made pursuant to this Agreement or any applicable Schedule will be made in accordance with the JPMC Requirements.

(b)
“Category I Designated Supplier Personnel” are: (i) Supplier Personnel that are assigned to provide Services on-site at a JPMorgan Chase & Co. location and that will receive a JPMorgan Chase & Co. identification access badge; or (ii) Supplier Personnel that have access to networks or systems of JPMorgan Chase & Co. whether such Supplier Personnel are working on-site at a JPMorgan Chase & Co. location or off-site.

(c)
With respect to all Category I Designated Supplier Personnel, Supplier will comply, and cause the Category I Designated Supplier Personnel to comply, with JPMC’s Minimum Control Requirements-Contingent Labor (a current copy of which is located at http://www.jpmorganchase.com/corporate/About-JPMC/supplier-personnel-policies.htm or is otherwise available from JPMC upon request), as well as any procedures set forth in the applicable Schedule.

(d)	“Category II Designated Supplier Personnel” are Supplier Personnel who, as part of the Services, have access to JPMC Data or customer property (tangible or intangible).

(e)
If, at any time, JPMC determines, in its sole discretion, that any Category II Designated Supplier Personnel has or will have access to any highly sensitive JPMC Data, JPMC may, upon notice to Supplier convert the relevant Category II Designated Supplier Personnel to Category I Designated Supplier Personnel and the JPMC Requirements for Category I Designated Supplier Personnel specified in Section (g) below will apply as of the date of Supplier’s receipt of such notice from JPMC, Supplier having a reasonable period of time to comply with JPMC Requirements.

(f)
Any Designated Supplier Personnel who do not successfully meet or comply with any of the then-current JPMC Requirements will not be assigned, or if applicable, will not continue in an assignment, to provide Services to JPMC and Supplier will promptly replace such Designated Supplier Personnel at no additional charge to JPMC; provided, however, such failure to meet or comply with any of the applicable JPMC Requirements will not affect such individual’s eligibility for employment with Supplier or any Supplier subcontractor, as the case may be.

(g)	The JPMC Requirements require that on or before the first day of the assignment, all Category I Designated Supplier Personnel:

(i)
Submit to pre-engagement screening in accordance with the then-current JPMC Pre-Engagement Screening Process Guide (a current copy of which is located at http://www.jpmorganchase.com/corporate/About-JPMC/supplier-personnel-policies.htm or is otherwise available from JPMC upon request), all at JPMC’s sole cost and expense;

(ii)
Submit to and successfully pass a drug test (administered by Supplier or a third party hired by Supplier, in each case at Supplier’s sole cost and expense) that complies with the then-current JPMC Drug Testing Policy (a current copy of which is located at http://www.jpmorganchase.com/corporate/About-JPMC/supplier-personnel-policies.htm or is otherwise available from JPMC upon request);

(iii)	Agree to have his/her photograph taken; and

(iv)
Agree to complete privacy and data protection training, subject to local employment law, as required and as defined by the JPMC line of business or corporate group engaging the Category I Designated Supplier Personnel.

(h)	The JPMC Requirements require that on or before the first day of the assignment, all Category II Designated Supplier Personnel:

(i)
Will have been submitted to and passed a background check (including criminal background checks) conducted by Supplier or a third party vendor contracted by Supplier (“Supplier Background Checks”). As between Supplier and JPMC, Supplier is solely responsible for all expenses associated with such Supplier Background Checks. Upon request, Supplier will provide JPMC with the written policies and procedures governing such Supplier Background Checks. The Supplier Background Checks will, if permitted by law, at a minimum, meet the national standards for employment screening as set forth in the Federal Fair Credit Reporting Act (FCRA), as updated from time to time and include, at a minimum, a certification of county, state & federal criminal records, national criminal database records, international criminal records searches, social security number validation, and OFAC and other prohibited parties searches. In the event of a conflict between the FCRA and any state law (including state labor codes and guidelines), the more thorough requirements will govern. Supplier will not provide the detailed results of the Supplier Background Checks to JPMC. No less than quarterly, Supplier will review the roster of current Category II Designated Supplier Personnel and ensure that each one passed the Supplier Background Checks.

(ii)
Will complete privacy and data protection training applicable to obligations under this Agreement. Supplier will maintain an outline of the training topics that were included in the Supplier training, ensure that the topics align to obligations under this Agreement and applicable Schedule, and make the outline available to JPMC upon written request. Upon request, Supplier will provide the names of Supplier Personnel who completed the training and the training dates.
6.7    Right of Supplier Personnel to Work in a Country.
(a)    For Services performed within a given country, Supplier will assign only Supplier Personnel who are either citizens of that country or legally eligible to work there. Supplier represents and warrants that it has complied and will comply with the immigration Laws of the countries in which the Services are performed.

6.8    Replacement of Supplier Personnel.

(a)
If JPMC or Recipient determines that the continued assignment to JPMC’s account of any Supplier Personnel is not in the best interests of JPMC, JPMC may request in writing that the individual be replaced. Within 24 hours after Supplier’s receipt of that request, Supplier will remove that individual from JPMC’s account and all JPMorgan Chase & Co. facilities and within five days replace that individual with Supplier Personnel of suitable ability and qualifications at no additional cost to JPMC. JPMC will not be invoiced for any work performed by that individual if JPMC’s request for removal and replacement of that individual is made within the first 10 Business Days of that individual’s assignment to JPMC’s account. Additionally, JPMC shall not be obligated to pay for any time that replacement Supplier Personnel spend performing Services until such time as the replacement Supplier Personnel have reached the level of proficiency required to effectively perform their required roles as JPMC determines in its sole and reasonable discretion.

(b)
Supplier agrees to notify JPMC immediately in the event that any Designated Supplier Personnel ceases to work on behalf of Supplier with respect to the provision of the Services. Supplier's notice will contain the name of the Designated Supplier Personnel, the date of the cessation of the Services by such Designated Supplier Personnel, the JPMC Standard or Global Identification Number, as the case may be, for such Designated Supplier Personnel, if applicable, information with respect to the systems, if any, to which such Designated Supplier Personnel had access, and a list of all JPMC property, assets and equipment, if any, held by such Supplier Personnel (“JPMC Returnable Property”). Supplier will collect and secure all JPMC Returnable Property and will promptly return it to JPMC together with any identification cards, secure tokens and other access or status authorizations issued to such Personnel, or to Supplier for use by such Supplier Personnel. All notices pursuant to this Section (b) will be given as provided in this Agreement unless otherwise specified in the applicable Schedule.

6.9    Compliance with Procedures in Performance of Services.
(a)    Supplier will, and will ensure that the Supplier Personnel will: (a) while visiting or accessing JPMorgan Chase & Co.’s or any Recipient’s facilities, comply with JPMorgan Chase

& Co.’s or any Recipient’s then-current safety and security procedures, including pre-screening requirements, and other rules and regulations applicable to JPMorgan Chase & Co. or Recipient personnel at those facilities, (b) comply with all reasonable requests of JPMorgan Chase & Co. or Recipient personnel, as applicable, pertaining to personal and professional conduct, including Supplier Personnel training requirements, (c) comply with JPMorgan Chase & Co.’s Supplier Code of Conduct, a current copy of which is located at https://www.jpmorganchase.com/corporate/About-JPMC/ab-supplier-relations.htm or is otherwise available from JPMC upon request, and (d) otherwise conduct themselves in an ethical, professional and businesslike manner. Supplier will provide Supplier Personnel with adequate training regarding JPMorgan Chase & Co. Supplier Code of Conduct, compliance with applicable Laws and the proper provision (including as may be otherwise described in this Agreement or the applicable Schedule) of Services and other Deliverables. If JPMC so requests, based on a reasonable belief that any Supplier Personnel has breached any of the foregoing obligations, Supplier will immediately, within 24 hours, remove any such Supplier Personnel from performing Services to JPMC.

6.10    Services Warranty.
(a)    In addition to the other warranties given by Supplier, Supplier represents and warrants that it will perform the Services: (a) in a good, timely, efficient, professional and workmanlike manner using then-current technology, (b) using Supplier Personnel who are fully familiar with the technology, processes and procedures to be used to deliver the Services, (c) with at least the degrees of accuracy, quality, efficiency, completeness, timeliness and responsiveness as are equal to or higher than the accepted industry standards applicable to the performance of the same or similar services and (d) in Compliance and in accordance with the provisions of this Agreement and the applicable Schedule(s). In addition to any other reporting requirements under this Agreement or the applicable Schedule, Supplier will immediately report to JPMC any disruption of service that will have a material adverse effect on JPMC, the Services or JPMC’s receipt of the full benefit of the Services. If Supplier breaches this warranty, Supplier will promptly correct or cause the correction of the deficiencies giving rise to the breach without charge. If any breach prevents or substantially interferes with JPMorgan Chase & Co.’s or any Recipient’s ability to conduct its business, Supplier will use diligent efforts to correct the deficiency within 24 hours after Supplier learns of the deficiency (or such other correction period as may be set forth in the applicable Schedule).

6.11    Intellectual Property Rights in Work Product Developed as a Result of Services.

(a)	Definition of Works.
The term “Works” means any of the following in any form or media: (i) formulae, algorithms, processes, procedures and methods; (ii) designs, ideas, concepts, research, discoveries, inventions (whether or not patentable or reduced to practice) and invention disclosures; (iii) know-how, trade secrets and proprietary information and methodologies; (iv) technology; (v) computer software (in both object and source code form); (vi) databases; (vii) expressions, works and factual and other compilations; (viii) protocols and specifications; (ix) visual, audio and audiovisual works (including art, illustrations, graphics, images, music, sound effects, recordings, lyrics, narration, text, animation, characters, designs and all other audio, visual, audiovisual and textual content);

(x) records of each of the foregoing, including documentation, design documents and analyses, studies, programming tools, plans, models, flow charts, reports, letters, memoranda and drawings; (xi) marketing and promotional programs, and (xii) any other tangible results of the Services.

(b)	Ownership of Outside Materials.
Supplier and its licensors will retain ownership of all Works developed or acquired by Supplier prior to the Effective Date or independently from the performance of the Services, together with all related Intellectual Property Rights (“Outside Materials”).

(c)	Ownership of Developed Works.
JPMC will own exclusively all Works (excluding Outside Materials) developed, in whole or in part, by or on behalf of Supplier for JPMC or Recipient pursuant to a Schedule together with all related Intellectual Property Rights throughout the world (“Developed Works”). Supplier will and hereby does, without further consideration, assign to JPMC any and all right, title or interest that Supplier may now or hereafter possess in or to the Developed Works. To the fullest extent permissible by applicable Law, all copyrightable aspects of the Developed Works will be considered “works made for hire” (as that term is used in Section 101 of the U.S. Copyright Act, as amended).

(d)	Incomplete Developed Works.
Partial or incomplete versions of Developed Works will be deemed Developed Works. Upon JPMC’s request or upon termination of any Schedule, Supplier will provide to JPMC immediately the then-current version of any Developed Works in the possession of Supplier or any Supplier Personnel.

(e)	Further Assurances to Perfect Ownership.
Supplier will execute and deliver all documents and provide all testimony reasonably requested by JPMC to register and enforce Intellectual Property Rights in the Developed Works solely in the name of JPMC. Supplier irrevocably designates and appoints JPMC its agent and attorney-in-fact to act for and on its behalf to execute, register and file any applications, and to do all other lawfully permitted acts, to further the registration, prosecution, issuance and enforcements of the Intellectual Property Rights in the Developed Works with the same legal force and effect as if executed, registered and filed by Supplier.

(f)	Outside Materials.

(i)	License of Outside Materials.
Supplier hereby grants to JPMorgan Chase & Co. and each Recipient (and their respective successors and assigns) (each, a “Licensed Person”) a perpetual, irrevocable, fully-paid up, royalty-free, non-exclusive right and license to all Intellectual Property Rights in all Outside Materials that Supplier embeds in or otherwise provides with any Developed Works to the extent required to fully and completely use and enjoy the Services and the Developed Works. The parties acknowledge and agree that the foregoing right and license includes the right for each Licensed Person to: (A) use, copy, modify, develop derivative works, sublicense, distribute, display and perform the Outside Materials, (B) designate third parties to exercise those rights and licenses on behalf of any Licensed Persons, and (C) sublicense, transfer or assign its right and license in connection with any assignment of the copyright in the associated Developed Works.

(ii)	Consent Required for Use of Third Party Works.
Supplier will not provide to any Licensed Person: (A) any Works other than those for which Supplier has the right to grant the rights and licenses contained in subsection (i) above, or (B) any Developed Works that would require any Licensed Person to use any Intellectual Property Rights other than those licensed in subsection (i) above without the prior written consent of JPMC.

(g)	Survival.
The provisions of Section 6.11 will survive any expiration or termination of this Agreement or any Schedule.

6.12    Competitive Advantage as a Result of Services.
[intentionally omitted]

6.13    Key Personnel.

(a)
All Supplier Personnel designated in the applicable Schedule as “key” (“Key Personnel”) will have sufficient knowledge and authority within the Supplier organization to ensure that Supplier will be responsive to JPMC’s reasonable requests.

(b)
Before assigning an individual to a Key Personnel position, as an initial assignment or as a replacement, Supplier will provide JPMC with any information regarding the individual (including a resume) that may be reasonably requested by JPMC. Supplier will only assign an individual who is approved by JPMC, in its sole discretion, to a Key Personnel position.

(c)	Supplier will use commercially reasonable efforts to prevent the reassignment or replacement of, any of the Key Personnel.

(d)
Supplier will not assign any Key Personnel to provide services which are substantially similar to the Services provided hereunder for any business or organization that competes with JPMC without JPMC’s prior consent.

6.14    Disaster Recovery and Business Continuity Plan for Resources Required to Provide Critical Services.
(a)    Unless Services are identified in a Schedule as “non-critical” to JPMC, all Services provided are considered critical (“Critical Services”). If the Services are Critical Services, then throughout the Schedule Term:

(a)
Supplier will maintain a disaster recovery and business continuity plan (a “DRBCP”) for all technology, operational, financial, human or other resources required to provide the Services, together with the capacity to execute the DRBCP, with respect to Supplier’s primary, backup and other Systems, resources and locations, including any subcontractor systems, resources and locations used for Critical Services. The DRBCP will, at a minimum, conform to the standards set by the Federal Financial Institutions Examination Council, if applicable, as well as the requirements set forth in the applicable Schedule. In addition, the DRBCP will address (to JPMC’s reasonable satisfaction) planning for pandemic and other circumstances that may result in material loss of availability of Supplier Personnel. Supplier will notify JPMC in the event Supplier makes significant changes to its DRBCP. Any breach of this Section 6.14 will be deemed a material breach of this Agreement.

(b)
Within five days after signing the applicable Schedule and on an annual basis thereafter, Supplier will provide JPMC with an executive summary of Supplier’s then-current version of the DRBCP. (If Supplier provided that summary to JPMC before signing, then within five days after signing, Supplier will provide JPMC a written confirmation that the DRBCP has not materially changed from that previously summarized.) Upon request, Supplier will provide Auditors and other JPMC designees access to the full DRBCP. In connection with each Schedule, Supplier will revise the DRBCP to adequately address concerns that JPMC raises from time to time.

(c)
Supplier will perform disaster recovery and business continuity tests at least annually. Supplier will give JPMC reasonable notice of, and JPMC will be entitled to participate in, each test. Supplier will provide JPMC a written description of all DRBCP test results in sufficient detail to allow JPMC to assess the success of each test. Supplier will also participate and otherwise cooperate with JPMC, as reasonably requested by JPMC, in connection with JPMC’s development and testing of JPMC’s own disaster recovery and business continuity plans, including participating in integrated testing of JPMC’s and Supplier’s systems and operations.

(d)
Upon the occurrence of any disaster or other event requiring use of the DRBCP, Supplier will promptly: (i) notify JPMC of the disaster or other event and (ii) provide JPMC and each Recipient access to the Services in a manner that is at least equal to the access provided to Supplier’s other customers. If JPMC determines that Supplier has not complied or cannot comply with the provisions of this Section 6.14 or implement the DRBCP quickly enough to meet JPMC’s needs, Supplier will promptly assist and support JPMC in obtaining the Critical Services from an alternate provider.

6.15    Termination Assistance for Critical Services.
(a)    In addition to the general provisions for termination assistance services in this Agreement, for all Critical Services, Supplier agrees that:

(a)	Disengagement Plan.
Supplier will, within 90 days after the commencement of Services provide to JPMC for its approval a draft plan for the disengagement and transfer of the Services upon the expiration or termination of the Services (upon approval, the “Disengagement Plan”). Supplier will ensure that the Disengagement Plan: (i) specifies Supplier Key Personnel and other resources that will be used to perform Termination Assistance Services; (ii) provides an estimate of incremental fees for the additional resources, if any, required to provide the Termination Assistance Services; (iii) specifies substantially all things necessary to efficiently carry out the Termination Assistance Services; and (iv) sets out a timetable and process for the Termination Assistance Services that will enable JPMC to have completed disengagement as quickly as reasonably possible without materially disrupting the quality of the Services and without limiting Supplier’s obligation to meet any applicable services levels during the Termination Assistance Period.
Supplier will provide updates to the Disengagement Plan during the Schedule Term as necessary to take into account changes to the Services and submit the updates to JPMC for approval. Upon approval the updates will be incorporated into the Disengagement Plan. For each month during the Schedule Term that Supplier is late in delivering the Disengagement Plan, Supplier will provide JPMC with a credit in the amount of the greater of three times the monthly fees for the Services in the applicable Schedule or the amount set forth in the applicable Schedule. These credits will be deemed to be price reductions reflecting a diminution in the value of the Services as a result of the failure to deliver Disengagement Plan, rather than liquidated damages or a penalty.

(b)	Termination Assistance Services.
“Termination Assistance Services” means (i) the Services to the extent JPMC requests the Services during the Termination Assistance Period, (ii) Supplier’s cooperation with JPMC or another supplier designated by JPMC in the transfer of the Services; and (iii) any other services requested by JPMC in order to facilitate the transfer of the Services to JPMC or another supplier designated by JPMC. In addition to the general provisions for termination assistance service in this Agreement, Supplier will, upon the expiration or termination of the applicable Schedule, provide the Termination Assistance Services in accordance with the Disengagement Plan. Except as otherwise set forth in this Agreement, the Termination Assistance Services will be provided at the applicable rates set forth in the applicable Schedule(s) or, if the applicable rates are not set forth in the Schedule(s), at Supplier’s rates then in effect for like services immediately prior to the expiration or termination of the applicable Schedule, except to the extent that resources included in the fees being paid by JPMC to Supplier after expiration or termination of the applicable Schedule can be used to provide the Termination Assistance Services.

(c)	Termination Assistance Period.
“Termination Assistance Period” (i) means a period of time (not to exceed 9 months) designated by JPMC commencing on the date JPMC delivers to Supplier a notice of intent to terminate the applicable Schedule, or (ii) where no such time is so designated, means the period between the effective date of the termination notice and the 120th day after the effective date of the termination of the applicable Schedule. In any event, during the Termination Assistance Period Supplier will provide the Termination Assistance Services in accordance with this Section 6.15. The quality and level of performance of the Services during the Termination Assistance Period will not be degraded as compared to the quality and level of performance of the Services prior to the Termination Assistance Period. After the expiration of the Termination Assistance Period, Supplier will (i) answer questions from JPMC regarding the terminated Services on an “as needed” basis at Supplier’s then standard billing rates and (ii) deliver to JPMC any remaining JPMC owned reports and documentation relating to the terminated Services still in Supplier’s possession.

6.16    Exit Rights.
(a)    Upon the later to occur of (a) the expiration or termination of the applicable Schedule or (b) the last day of any Termination Assistance Period (the “End Date”), (i) the access right, if any, granted to Supplier and Supplier Personnel to JPMC networks or computing systems will immediately terminate; and (ii) if and to the extent the applicable Schedule gives JPMC license rights after the term of the Schedule, Supplier will deliver to JPMC a copy of any software in the form in use as of the End Date, which JPMC has such rights.

6.17    Supplier Personnel Information.
(a)    Upon the delivery of a notice of intent to terminate the applicable Schedule or a determination that the Schedule Term will not be renewed, with respect to the then current Supplier Personnel who are providing Critical Services (each an “Affected Supplier Personnel”). Supplier will (i) not terminate, reassign or otherwise remove from providing the Services or Termination Assistance Services any Affected Supplier Personnel except for a compelling business reason determined in good faith; and (ii) to the extent not prohibited by applicable Law, provide JPMC and its designees reasonable access to the Affected Supplier Personnel to the extent such access does not adversely impact Supplier’s delivery of the Services or Termination Assistance Services to JPMC.

6.18    Complaints.
(a)    If Supplier receives any communication from or on behalf of a JPMorgan Chase & Co. customer indicating a complaint with respect to Supplier’s Services or other Deliverables, JPMorgan Chase & Co. or any JPMorgan Chase & Co. product or service (whether or not related to any Services or other Deliverables), Supplier will report that communication to JPMC and take only such actions as reasonably requested by JPMC or as set forth in the applicable Schedule with respect to the reporting and other handling of complaints. Any such communications will be deemed JPMC Confidential Information. Upon termination of the applicable Schedule, Supplier’s obligation to report complaints related to the Supplier’s Services or other Deliverables under that Schedule to JPMC shall continue for a period of 60 days after the termination effective date, unless a longer period is specified in the Schedule.

6.19    Quality Control; Incentive-Based Payments.
(a)    In no event will JPMC pay for, or will Supplier be entitled to bill or be paid for, any Deliverables that do not meet all applicable quality control standards, requirements and guidelines under the Agreement, set forth in the applicable Schedule or required of Supplier or JPMC under applicable Law. Accordingly, no volume-based, time-based or other incentive-based compensation (to any Supplier Personnel or subcontractor) or related structure will apply unless the Deliverables meet all applicable quality standards, requirements and guidelines under applicable Laws and/or JPMC’s guidelines that JPMC identifies from time to time. Further, Supplier will ensure that no Supplier Personnel are offered or receive any volume-based or other incentives that may encourage undue haste or lack of diligence or quality.

(b)
6.20    JPMC Standards.

(a)	JPMC Standards; Revisions.
JPMC has developed standards, procedures, processes and the like that may apply to the Deliverables (“JPMC Standards”). In providing Deliverables to or on behalf of JPMC, Supplier will comply with the JPMC Standards set forth in the applicable Schedule. JPMC may revise the JPMC Standards from time to time, and such revisions will become effective upon Supplier’s receipt. Supplier will comply with and implement the revised JPMC Standards within 30 days of receipt unless otherwise specified by JPMC (e.g., in the revised JPMC Standards or otherwise agreed in writing by JPMC). Supplier will promptly acknowledge receipt of a revised JPMC Standard, which acknowledgement shall include the date by which Supplier will have implemented the revised JPMC Standard. Supplier will retain the then-current version of the JPMC Standards as part of its records relating to the applicable Deliverables. Supplier shall also have five Business Days from receipt to object to any revised JPMC Standard, but only if Supplier demonstrates in writing that the implementation of that revised JPMC Standard will have a material effect on the Deliverables or Supplier’s operations in support of the revised JPMC Standard. JPMC will not be liable for any costs or expenses incurred by Supplier in connection with the Supplier’s compliance with and implementation of any revised JPMC Standards unless otherwise expressly agreed in writing by JPMC.

(b)	New Standards.
“New Standards” are JPMC Standards that are materially different from the JPMC Standards already set forth in the applicable Schedules. JPMC may ask Supplier to comply with New Standards from time to time in writing. Supplier will not be required to comply with a New Standard until the parties have executed a written amendment to the applicable Schedule or an applicable new Schedule.

(c)	Termination.
If (i) the parties do not promptly (in JPMC’s sole discretion) agree to the amended or new Schedule, or, (ii) if after such agreement, Supplier fails or refuses to implement a New Standard, JPMC shall have the right, in its sole discretion, to terminate the applicable Schedule on 30 days notice. If JPMC terminates under this section, (i) JPMC will have no obligation to pay any termination fee or costs, meet any minimum payment requirements, or pay any penalty, or otherwise be subject to any restriction; and (ii) JPMC will pay Supplier for any Accepted Deliverables provided prior to the effective date of termination unless such payment is prohibited by law or subject to any applicable set-off right.

7.    ASP/PROCESSING SERVICES TERMS.
7.1    General ASP Services.
(a)    The terms set forth in this Section 7 apply when Supplier provides processing-intensive Services (“ASP Services”) using people, software, equipment, network resources, data or materials owned or controlled by Supplier (collectively, the “System”). Unless otherwise stated in the applicable Schedule, Supplier will provide these ASP Services from facilities owned or controlled by Supplier.

7.2    Set-Up of ASP Services.
(a)    On or before the “Go Live” date specified in the applicable Schedule, Supplier will complete all tasks required to make the ASP Services accessible to JPMC and each Recipient, including: (a) implementing in the System any required interfaces to JPMC systems specified in the applicable Schedule, (b) delivering to JPMC and each Recipient any proprietary software and related documentation necessary to access the System to receive the ASP Services, (c) establishing agreed upon end-to-end processes controlling access to the ASP Services; and (d) assigning all security access, passwords and user IDs necessary to access the System to receive the ASP Services (“Access Codes”), and (e) preparing data designated by JPMC or any Recipient for use on or with the System.

7.3    Access Codes for ASP Services.
(a)    Supplier will permit access to the ASP Services only through the network(s) and means specified in the applicable Schedule using Access Codes assigned by Supplier. Supplier will be responsible for assigning, disabling and otherwise administering Access Codes. Supplier will grant Access Codes to, and only to, the individuals designated in writing by JPMC’s Relationship Manager (“Authorized Users”). Supplier will fulfill all access requests, including requests to remove access, within three days of its receipt of the request. Supplier will maintain a record of Access Code requests received and actions taken, including the amount of time it took to fulfill the request, and retain such record for the term of the applicable Schedule. Supplier will make this record available to JPMC upon request. Supplier will immediately disable all Access Codes for, and prevent access to the System by, any individual upon JPMC’s request. Access Codes will be deemed the Confidential Information of both parties. When requested by JPMC, Supplier will implement and operate mechanisms to restrict Authorized User access to the ASP Services so that access can be gained only from JPMC locations or managed endpoints.

7.4    System Monitoring of ASP Services.
(a)    Supplier will immediately notify JPMC of any actual or reasonably suspected Security Breach indicating that an individual may have, or intends to, damage the System or use unauthorized access to the System in a way that would adversely affect the ASP Services or any Recipient and Supplier will include with that notice the reasonably expected impact that the breach or access may have on any JPMC Entity or its customers. In addition, Supplier will permit JPMorgan Chase & Co. to install agent devices to monitor the System, but in no event will Supplier be relieved of its obligation to monitor the System independently.

7.5    Changes to ASP Services.

(a)	Permitted Changes to ASP Services by Supplier.
Supplier may make changes to the ASP Services or System without JPMC’s approval if those changes do not: (i) increase JPMC’s total cost of receiving the ASP Services, (ii) require JPMC or any Recipient to change its systems, software, equipment, policies or procedures, (iii) adversely affect the functionality, interoperability, performance, reliability, security or resource efficiency of any of the ASP Services or System, (iv) reduce the scope of the ASP Services, (v) change the location at or from which Supplier or any permitted subcontractor provides all or any portion of the ASP Services, or (vi) otherwise breach this Agreement or any Schedule. If a change to the ASP Services or System may have an effect described in clauses (i) - (vi) above, Supplier will make that change only after describing the change and its effects to JPMC in detail and obtaining JPMC’s prior written approval.

(b)	Improvements to ASP Services Approved by JPMC.
Without additional charge, Supplier will continuously improve the System and the ASP Services to take advantage of improvements in technology and to provide additional functionality. Whenever Supplier plans to make an improvement in the ASP Services available to any of its customers, Supplier will: (i) provide JPMC a written description of the improvement, the required changes and any likely effects described in clauses (i) - (vi) of subsection (a) above, (ii) seek JPMC’s approval, and (iii) if JPMC approves, promptly change the System to make the improvement available to JPMC. Supplier will make available any improvement needed to comply with a change in Laws before the applicable Laws require compliance. Supplier will make such improvements available to JPMC no later than such improvements are made available to other Supplier customers and, in any event, as soon as possible.

(c)	Service Locations.
Supplier or its permitted subcontractor will provide the ASP Services solely at and from the location(s) set forth in the applicable Schedule, unless otherwise approved in writing by JPMC in accordance with subsection (a) above. If a Supplier initiated relocation to a new location results in any incremental cost or expense to JPMC, Supplier will reimburse JPMC for such cost or expense.

7.6    Testing and Scheduling of Changes to ASP Services.
(a)    Before changing the System or the ASP Services, Supplier will verify by appropriate testing that the System will continue to operate in Compliance and perform its intended features and functions in a reliable manner after the change. Supplier will schedule and implement all changes to the ASP Services or System so as not to: (a) disrupt or adversely impact the business or operations of JPMC or any Recipient, (b) degrade the ASP Services then being received by JPMC or any Recipient, or (c) interfere with JPMC’s or any Recipient’s ability to obtain the full benefit of the ASP Services.

7.7    Support for ASP Services.

(a)	Availability.
Supplier will provide JPMC with unlimited telephone and e-mail support to resolve questions about the implementation, configuration and use of the ASP Services and the System. This support will be available 24 hours per day, seven days per week. Supplier will provide a fully staffed call center on Business Days, during the hours of 6:00 a.m. to 9:00 p.m. in the time zone where JPMC is using the ASP Services (the “ASP Support Standard Hours”). Outside of the ASP Support

Standard Hours, telephone support personnel will be accessible by pager and will respond to JPMC within one hour or as otherwise specified in the applicable Schedule.

(b)	Service Calls.
JPMC may place requests for support (“ASP Service Calls”) through e-mail, telephone support or such other electronic system as the parties may agree in a Schedule. ASP Service Calls may be made by an unlimited number of contacts designated by JPMC. JPMC will use reasonable efforts to provide all information that Supplier reasonably requests about each ASP Service Call. Supplier will maintain a record of all ASP Service Calls and Supplier’s efforts to resolve problems. Supplier will provide JPMC’s contact with a unique ticket number for each ASP Service Call. In the event of concurrent ASP Service Calls, JPMC reserves the right to set the priority for the resolution of the problems. Supplier will report on the status of any ASP Service Call upon JPMC’s request and will report monthly on the status of all ASP Service Calls.

(c)	Maintenance of ASP Services.
Supplier will perform such maintenance and repair activities as may be required to cause the System to be in Compliance (with such changes as may be approved by JPMC or otherwise permitted under Section 7.5).

7.8    Service Levels.

(a)	Obligation to Meet.
Supplier will perform the ASP Services and operate the System so as to meet or exceed the required levels of quality, speed, availability, capacity, reliability or other characteristics of the ASP Services set forth in the applicable Schedule (“Service Levels”).

(b)	Measurement and Monitoring Tools.
Supplier will, at its cost and expense, implement measurement and monitoring tools reasonably acceptable to JPMC to measure and report Supplier’s performance of the ASP Services and operation of the System against the applicable Service Levels. In addition to any reports required by the applicable Schedule, Supplier will provide JPMC and its Auditors with access to up-to-date data regarding Supplier’s performance of the ASP Services and operation of the System against the applicable Service Levels at no additional charge.

(c)	Root Cause Analysis.
If Supplier fails to meet a Service Level, Supplier will promptly: (i) investigate the root cause(s) of the failure, (ii) contact JPMC no later than twelve hours after the failure has occurred to discuss root cause of the failure, (iii) initiate remedial action to correct the problem and to begin meeting the Service Level as soon as possible, (iv) advise JPMC of the status of those remedial efforts at frequent intervals, and (v) provide JPMC with reasonable evidence that the cause of the failure has been corrected on a permanent basis.

(d)	Rerunning of ASP Services.

Supplier will, without additional charge to JPMC, re-perform any ASP Services that result in incorrect or incomplete results unless such incorrect or incomplete results are solely caused by the actions of JPMC.

(e)	Service Credits.
If Supplier fails to meet any Service Level, Supplier will pay JPMC the credits specified in the applicable Schedule (“Service Credits”). Service Credits will be deemed to be price reductions reflecting a diminution in the value of the ASP Services as a result of the failure to meet the Service Level, rather than liquidated damages or a penalty.

7.9    Grant of License for ASP Services.
(a)    To the extent necessary to receive the ASP Services, during the applicable Schedule Term, Supplier grants, and represents and warrants that it has obtained all consents necessary to grant, to JPMC and each Recipient a worldwide, non-exclusive, fully paid, royalty-free right and license to: (a) electronically access and use the System, and (b) use and copy all software, documentation and other materials provided by Supplier to JPMC in connection with the ASP Services. JPMC may permit Agents to exercise this right and license.

7.10    Branding/Co-Branding for ASP Services.
(a)    If the Schedule indicates that the System contains or will be marketed or promoted to JPMC customers with the trademarks, service marks, logos and other distinctive brand features of JPMorgan Chase & Co. or its licensors (“JPMC Branding”), then JPMC hereby grants Supplier a worldwide, non-exclusive, revocable, limited right and license to reproduce, distribute and display the JPMC Branding solely as necessary to provide the ASP Services, subject to usage guidelines provided by JPMC. Supplier will take no action that might derogate from JPMorgan Chase & Co.’s rights in, or the goodwill associated with JPMC Branding or modify, alter or obfuscate the JPMC Branding or use the JPMC Branding in a manner that disparages JPMorgan Chase & Co. or its products or services, or portrays JPMorgan Chase & Co. or its products or services in a false, competitively adverse or poor light. Supplier will properly attribute and designate the JPMC Branding as being owned or the property of JPMC, JPMorgan Chase & Co. or its licensors. Any goodwill generated by Supplier’s use of JPMC Branding will inure solely to JPMorgan Chase & Co. Supplier will not display any third party advertising or hyperlinks to third party websites without JPMC’s prior review and express written approval.

7.11    Use of JPMC Materials in Performance of ASP Services.
(a)    Any goods or other materials provided by JPMC to Supplier in performance of the ASP Services will remain the sole and exclusive property of JPMC or its licensors. Supplier will not withhold any JPMC goods or materials as a means of resolving a dispute. Within 30 days after the termination of this Agreement, Supplier will return all JPMC goods and materials to JPMC.

7.12    Additional Warranties for ASP Services.

(a)    In addition to its other representations and warranties, Supplier represents and warrants as follows:

(a)	System Performance.
The System will operate in Compliance and in accordance with applicable Laws throughout the Schedule Term. No information, while transferred through or stored on the System, will lose accuracy or integrity. All calculations performed as a result of the ASP Services or System will be accurate and complete. Supplier will notify JPMC immediately of any errors or omissions, and correct any errors or omissions promptly.

(b)	System Development.
Supplier will use commercially reasonable efforts to ensure that the System uses industry-standard software, and will be compatible with commonly used operating systems and software, including the most recent versions of Microsoft Internet Explorer, Apple Safari and Mozilla Firefox Web browsers or the applicable client software and two prior major releases.

7.13    Termination of ASP Services.
(a)    In addition to any other rights of termination provided in this Agreement, JPMC may terminate the ASP Services for cause, in whole or in part, by giving Supplier notice if Supplier: (a) commits multiple or repeated breaches of its obligations under this Agreement or any Schedule, even if individual breaches are remedied within the applicable cure periods, (b) fails to meet any Service Level two or more times during any six month rolling period, or (c) fails to meet a Service Level for seven days or longer without a full resolution of the problem. Upon termination, JPMC will receive a refund of all fees paid in advance for ASP Services not yet provided by Supplier.

7.14    Escrow of Source Code for ASP Services.

(a)	Deposit.
Each of Supplier and JPMC agree to be bound by the terms and conditions set forth in a source code escrow agreement substantially in JPMC’s form of Source Code Escrow Agreement, a copy of which Supplier hereby acknowledges receipt (the “Escrow Agreement”). Pursuant to the Escrow Agreement, Supplier will place and maintain in escrow with the escrow agent named in the Escrow Agreement (the “Escrow Agent”) two copies of the most recent version of the source code and object code for the software components of the System (including any updates to the System); the source code and object code for any software that is proprietary to Supplier and used in connection with the System, and all related documentation and all other items, instructions, manuals, software libraries, program listings and configurations, and flow charts necessary to enable a reasonably skilled programmer of JPMC to rebuild, maintain, support and enhance all of the foregoing software and a list of Supplier Personnel responsible for the maintenance of the software components (collectively, “Source Code”). Supplier will abide by the provisions of the Escrow Agreement and be responsible for the prompt payment of the Escrow Agent’s fees.

(b)	Updates.

So long as JPMC purchases the ASP Services, Supplier will deliver to the Escrow Agent, and certify the delivery in writing to JPMC, two copies of the Source Code at least semi-annually and within 30 days after any change to the Source Code that affects the ASP Services. Upon reasonable prior notice to Supplier, JPMC (or its designee) will have the right to review and test the Source Code at the Escrow Agent’s site, including the right to use to use a third party technical verification service to verify the integrity of all Source Code deposits.

(c)	Right to Use Source Code.
A release condition will be deemed to have occurred upon the occurrence of any of the following (each a “Release Condition”): (i) Supplier has availed itself of, or been subjected to by any third party, a proceeding in bankruptcy in which Supplier is the named debtor, (ii) an assignment by Supplier for the benefit of its creditors, (iii) the appointment of a receiver for Supplier, (iv) any other proceeding involving Supplier’s insolvency or the protection of, or from, creditors, and same has not been discharged or terminated without any prejudice to JPMC’s rights or interests within 30 days; (v) Supplier has ceased its on-going business operations, or sale or licensing of the ASP Services; (vi) Supplier has ceased operating in the normal course of business; (vii) Supplier or its bankruptcy trustee rejecting the Agreement in a bankruptcy case under the Bankruptcy Code; (viii) this Agreement has not yet been rejected in a bankruptcy case under the Bankruptcy Code by Supplier or its bankruptcy trustee, after the commencement of such a case; (ix) intentionally deleted; (x) intentionally deleted; (xi) intentionally deleted;  (xii) either the following occur: (A) Supplier’s staff reduction of more than 75% of staff through layoffs, or (B) Supplier’s failure to continue to maintain the employment of at least 15 employees; (xiii) Supplier’s failure to meet its own financial obligations (including its “accounts payable” obligations), as evidenced by 75% or more of Supplier’s undisputed outstanding financial obligations being 150 days (or more) past due; or (xiv) if any other event or circumstance occurs which demonstrates with reasonable certainty the inability or unwillingness of Supplier to fulfill its obligations to JPMC, including the correction of defects in the ASP Services. Supplier hereby grants to JPMC a perpetual, irrevocable, non-exclusive, world-wide, fully paid and sublicenseable right and license to use, copy and create derivative works of the Source Code to operate, maintain, support and enhance the System and all software components of the System (in source and object code form) on an unlimited number of servers in furtherance of the business activities of JPMorgan Chase & Co. JPMC agrees not to exercise the foregoing right and license until the occurrence of a Release Condition. JPMC may permit Agents to exercise those rights and licenses. JPMC will require those Agents to agree to maintain the confidentiality of the Source Code.

(d)	Training.
In the event a Release Condition occurs, upon JPMC’s request, Supplier will provide JPMC with knowledge transfer training for the Source Code. The training shall be held at Supplier’s headquarters and shall include the same certified training courses and peer-to-peer shadowing that new Supplier support staff must complete.

8.    MARKETING SERVICES TERMS.
8.1    General Marketing Services.

(a)    The terms set forth in this Section 8 apply when Supplier provides marketing Services (“Marketing Services”) using people, software, equipment, network resources, data or materials owned or controlled by Supplier. Unless otherwise stated in the applicable Schedule, Supplier will provide these Marketing Services from facilities owned or controlled by Supplier.

8.2    Trademark License.
(a)    Grant of Trademark License. If a Schedule indicates that Supplier is to include the marks or logo of JPMC or an Affiliate, JPMorgan Chase & Co. grants to Supplier a nonexclusive, non-transferable, revocable license (“Trademark License”) to use those trademarks, trade names, service marks, copyrights and logos (whether registered or not) that are identified on an exhibit attached to and incorporated into a Schedule which JPMorgan Chase & Co. will update and provide to Supplier from time to time (collectively the “Trademarks”). Such license is provided to Supplier only to the extent necessary for Supplier to perform Supplier’s obligations under the Schedule. The Trademark License shall terminate immediately upon the termination of either this Agreement or any applicable Schedule for any reason. Supplier shall not incorporate any Trademarks, any derivative of the Trademarks or any mark which is similar to any Trademark, into Supplier’s name. Supplier shall not use any Trademark or any mark similar to any Trademark, in the promotion of any products, services, individual, or entity other than those contemplated in the Services, subject to the provisions in Section 2.7 of this Agreement. Notwithstanding anything in this Agreement to the contrary, JPMorgan Chase & Co. at any time in its sole discretion, may modify or eliminate Trademarks subject to the Trademark License, or limit or terminate the Trademark License, with or without cause.
(b)    Quality Control. Supplier will take no action: i) that might weaken JPMorgan Chase & Co.’s rights in, or the goodwill associated with the Trademarks; ii) that modifies, alters or obfuscates the Trademarks in any manner; or iii) that portrays JPMorgan Chase & Co. or its products or services in a false, competitively adverse or poor light. Supplier will properly attribute and designate Trademarks as being the property of JPMC, JPMorgan Chase & Co. or its Affiliates. Any goodwill generated by Supplier’s use of the Trademarks will inure solely to JPMC, JPMorgan Chase & Co. and its Affiliates. Supplier agrees that upon request, it will make available to JPMC or its designee, for legal review, comment, and approval, any of the following to which the Trademarks are affixed:
(1)    representative samples of the Services;
(2)    products;
(3)    marketing materials;
(4)    advertising and promotional materials; or
(5)    any other materials for public dissemination.
Supplier agrees that, if required by JPMC, it will make appropriate changes to such materials.

8.3    Web linking.

(a)    If a Schedule, indicates that a link will be established from one or more websites of a JPMC Entity and a Supplier website, the parties agree that: (a) each party retains all right, title, and interest in its respective website and all materials therein, (b) Supplier’s materials placed within its website and any hyperlink thereto will not infringe upon or violate any copyright, patent, trademark, or other proprietary rights of a third parties, (c) neither party is the publisher, distributor, agent, partner franchisee or endorser of the other party’s website or its content or features, (d) unless otherwise indicated in a Schedule each party shall retain exclusive editorial control over its website and has the right to make administrative and operational decisions with respect thereto, and can promptly execute changes to the same, and (e) the link can be terminated at any time by JPMC or the Affiliate without penalty.

8.4    Online Behavioral Advertising.
(a)    Unless otherwise set forth in the applicable Schedule, Supplier or any of its Affiliates or subcontractors will not engage on behalf of JPMC in activities that constitute Online Behavioral Advertising. Online Behavioral Advertising refers to the collection of data from a particular computer or device regarding web viewing behaviors over time and across non-Affiliated websites for the purpose of using such data to predict user preferences or interest to deliver advertising to that computer or device based on preferences or interest inferred from such web viewing behaviors. Online Behavioral Advertising does not include delivery, ad reporting, or contextual advertising (advertising based on the content of the page being visited).

8.5    Placement, Size, and Duration of Online Advertisements.
(a)    Unless otherwise indicated in a Schedule: (a) all online advertisements shall be optimally displayed on the page or applicable medium in accordance with the marketing and business objectives set forth in the Schedule on the page designated in the Schedule on Supplier’s site, (b) Supplier shall use commercially reasonable efforts to provide user access to the advertisement 24 hours per day 7 days per week; and (c) if Supplier substantially redesigns or modifies the page on which the JPMC advertisement appears, JPMC shall have the right to revise its advertisement consistent with the term of the Schedule and the revised advertisement shall be optimally displayed on the page or applicable medium in accordance with the marketing and business objectives set forth in the Schedule.

8.6    Banner Advertisements and Keyword Hyperlinks.
(a)    If a Schedule indicates that Supplier or a third party with whom Supplier is arranging for the purchase of advertising will be displaying banner advertisements or keyword hyperlinks for a JPMC Entity, then: (a) with respect to banner advertisements, (i) the Schedule shall state a guaranteed minimum number of the relevant performance metric units to be achieved including (for example, cost per click or cost per acquisition) to be delivered during the term of the campaign, (ii) if Supplier fails to meet the guaranteed minimum then JPMC at its option may accept “make good” impressions to compensate for such shortfall which shall be provided within 30 days of such end of the term or if the applicable campaign has not met the requirements of the Schedule and Supplier has not made good any discrepancy, then JPMC may receive a refund of any fees paid for such campaign; and (b) with respect to advertisements in the form of hyperlinks on Supplier’s website that result from keywords chosen by JPMC that are entered by Supplier into Supplier’s search engine, Supplier shall display such advertisements based on the target audience selected by JPMC and the number of users that click on the JPMC advertisement in accordance with the terms of the Schedule.

8.7    Emails.
(a)    If Supplier will be sending emails on behalf of a JPMC Entity, Supplier agrees (a) to comply at all times with all applicable Laws governing the email campaigns including the Controlling the Assault of Non-Solicited Pornography and Marketing Act (CAN SPAM), (b) Supplier will provide the JPMC Entity that has entered into the Schedule not less than five Business Days to review and approve all campaign materials and will not send any email without the prior written approval of the JPMC Entity, and (c) to provide the JPMC Entity with a list of all email addresses that have opted out of receiving future emails within 24 hours of receipt of a request, and (d) to retain all consents necessary to send emails on behalf of the JPMC Entity and to provide documentation of such consents to the JPMC Entity upon request.

8.8    Word of Mouth Advertising.
(a)    If Supplier or any third party with whom Supplier is arranging for word of mouth advertising contracts with individuals to provide written opinions of a JPMC product or service to be posted on a website controlled by Supplier or the third party, each such party providing an opinion shall be known as an “Engaged Party”. Supplier agrees to include the following language in third party contracts as follows: (a) Supplier or the third party, as applicable, will comply with all applicable Laws in performing Services with respect to Engaged Parties hereunder, as well as with all JPMC Word of Mouth Marketing, Social Media, or other JPMC policies provided to the third party by Supplier; (b) Supplier will use due care and act in accordance with the highest industry standards in connection with recruiting, selecting, retaining, and monitoring Engaged Parties; (c) Supplier will (i) ensure that each Engaged Party executes a JPMC-approved form of participation agreement prior to being asked to provide any content or comments, or to receiving anything of value, and (ii) provide necessary guidance and training to Supplier or the third party personnel, as applicable, and each Engaged Party to ensure familiarity with applicable Law, including the FTC Endorsement and Testimonial Guidelines; (d) Supplier will monitor and review all activity by Engaged Parties and take appropriate corrective action in accordance with applicable Law and JPMC’s instructions or policies provided to Supplier; (e) Supplier or the third party will review and remove or disable access to content made available by Engaged Parties that fails to disclose the connection between JPMC and Supplier or the third party and the Engaged Party, or that contains untruthful, unsubstantiated or unapproved statements or claims regarding JPMC or its products or services; (f) Supplier or the third party, as applicable, will promptly take any action requested by JPMC with respect to content made available by Engaged Parties, including taking appropriate steps to remove or disable access to such content; and (g) Supplier or the third party, as applicable, represents, warrants, and covenants that it has not received and is not the subject of any lawsuit or regulatory inquiry with respect to its activity in connection with word of mouth advertising by any advertiser or any third parties by whom it has been engaged to perform services with respect to an advertiser.

8.9    Supplier’s Limited Agency.
(a)    Except as set forth in a Schedule, Supplier must receive JPMC’s prior written consent to purchase or to enter into any contract or arrangement to purchase from any third party subcontractors any labor, materials or services in connection with Supplier’s obligations under this Agreement and applicable Schedules. Supplier will provide JPMC with all supporting documentation, including purchase orders, contracts or other written documentation governing the purchase of said labor, materials or services with such request for approval. At the request of Supplier and only with JPMC’s prior written consent in each instance, Supplier may enter into a contract as

JPMC’s limited agent. Labor, materials and services may include those associated with the production of advertising, including all materials, services, talent, talent payment services, mechanicals, presentation costs, research, broadcast forwarding, trafficking, tracking, printing and intellectual property rights. Any request must also include an estimate specifying the applicable subcontractor, the nature and extent of such subcontractor’s services and Supplier’s desire to enter into such contract as a limited agent.

8.10    Supplier Expenses.
(a)    In accordance with Section 5.4, JPMC will reimburse Supplier for out of town travel expense, including airfare, lodging and meals of Supplier Personnel that are pre-approved by JPMC in connection with Supplier’s performance of the Services or included in a Schedule.

8.11    Preferred Third Party Suppliers.
(a)    Prior to making any approved purchases for labor, materials or services on JPMC’s behalf as contemplated by this Section 8 Supplier will consult with JPMC to determine if JPMC has any approved or preferred third party suppliers to perform the type of third party services contemplated that may provide for discount pricing or superior service and if so, Supplier agrees to utilize such third party supplier. In addition to the preceding, Supplier will obtain estimates for labor, materials or services for purchase from all third parties that exceed $1,000,000, as measured on a per Schedule, per month basis unless JPMC agrees in writing that circumstances or timing preclude the need for an estimate. Supplier will obtain at least three competitive bids for all purchases of labor, materials or services (excluding talent) that exceed $1,000,000, unless JPMC agrees in writing that circumstances or timing preclude the need for a three bid process. Supplier will inform JPMC’s Relationship Manager via email or otherwise in writing of the estimates and competitive bids, where required, within 48 hours of Supplier receiving all estimates and bids for the initiative. JPMC will promptly review and approve or disapprove (in its sole and complete discretion) all such estimates and bids. If, after approval of an estimate or bid, the labor, materials or services exceed the estimated cost by 10% of the original estimate, Supplier must inform JPMC’s Relationship Manager.

8.12    Supplier’s Affiliates.
(a)    Supplier shall not purchase any materials, rights or services from any third party which is an Affiliate of Supplier or which is known to Supplier to be owned or controlled by any of the directors or officers of Supplier or any related corporation, without first making full written disclosure to JPMC and obtaining JPMC’s written approval.

8.13    No Mark Ups.
(a)    All expenses of labor, materials, services, or any other authorized expenses, from all third parties authorized or contemplated by this Section 8.13, will only be charged to JPMC on a net cost basis without any mark up or commission of any kind. If Supplier at any time shall obtain a discount, rebate, refund or other financial incentive (collectively, “Discount”) from any supplier, whether based on volume of work given to such supplier or otherwise, then and in such event, Supplier will credit JPMC on the first billing date following receipt thereof. If such discount is based on the aggregate of business given by Supplier to any such supplier on behalf of JPMC and other clients of Supplier, then and in such event, JPMC’s share of such discount will be such proportion as the volume of work given by Supplier to such supplier on JPMC’s behalf bears to the total volume of work given by Supplier to such supplier from all of its clients during the pertinent period to which the Discount is applicable.

8.14    Discounts.
(a)    All Discounts allowed to Supplier on JPMC’s expenditures based on cash or prompt payment will accrue to JPMC as long as JPMC has paid Supplier in time to enable Supplier to earn such Discount. If Supplier has failed to take advantage of such Discount although it has received payment from JPMC at least five Business Days prior to the date on which Supplier’s payment to the supplier was due, JPMC shall nevertheless be entitled to receive such Discount.

8.15    Talent.
(a)    Supplier may retain on its own behalf, and not as agent for JPMC, a business affairs company that is a signatory to applicable union, guild or other collective bargaining agreements, including any applicable agreements with the Screen Actors Guild and the American Federation of Television and Radio Artists (collectively, the “Union Agreements”), to act as a talent payment service in connection with any advertising materials that JPMC chooses to produce pursuant to any Union Agreement. If Supplier is a signatory to certain Union Agreements with the Screen Actors Guild and the American Federation of Television and Radio Artists, then Supplier may, with the prior written consent of JPMC pay talent directly in accordance with the terms and conditions of the Union Contracts to which it is a party. Supplier represents and warrants to JPMC, to the same extent it receives representations and warranties from the business affairs company when such company is used, that it will comply with all obligations imposed on signatories to such agreements. JPMC acknowledges and agrees that the use of any advertising materials produced pursuant to any Union Agreement shall be subject to obligations pursuant to the applicable Union Agreements, including payment obligations. If JPMC consults Supplier about its obligations in a particular instance pursuant to any applicable Union Agreement, Supplier shall advise JPMC of its obligations based on Supplier’s and the business affairs company’s interpretation of any applicable Union Agreement. JPMC shall be responsible for all payment obligations arising out of any applicable Union Agreements; provided, however, that Supplier shall be responsible for any late fees or penalties under any applicable Union Agreement that are imposed due to the fault of Supplier or the business affairs company.

9.    PURCHASED DELIVERABLES TERMS.
9.1    General.

(a)    Supplier will deliver the goods to be purchased by JPMC under any Schedule (the “Purchased Deliverables”) in the quantities, on the date(s) and to the place(s) specified in that Schedule.

9.2    Delivery; Risk of Loss for Purchased Deliverables.

(a)	Delivery.
Supplier will deliver the Purchased Deliverables at JPMC or Recipient’s designated site using Supplier’s designated carrier. Supplier will be responsible for and pay all shipping, insurance, custom clearance, agents, carriage, demurrage, duty and other charges incurred in connection with delivery. Supplier will not make partial shipments without prior approval of JPMC or Recipient. Delivery of all Purchased Deliverables to JPMC or any Recipient must be “inside delivery” (i.e., delivery to a staging or installation floor location), unless such delivery is restricted to a loading dock due to local regulations in effect at the applicable delivery site.

(b)	Risk of Loss.
Supplier will bear the risk of loss of or damage to the Purchased Deliverables until Acceptance. Supplier will at its expense replace any lost or damaged Purchased Deliverables promptly after being informed of the loss or damage. JPMC will at Supplier’s expense return the damaged Purchased Deliverables to Supplier. However, Supplier will not be responsible for loss or damage caused by JPMC’s negligence, improper storage, storage in insecure areas, or improper or defective environmental controls or fire protection systems.

9.3    Right to Cancel Purchased Deliverables.
(a)    JPMC may cancel all or any part of the Purchased Deliverables or substitute other goods for the Purchased Deliverables at any time prior to shipment and Acceptance. Except as specified in the Schedule, Supplier will not charge any restocking or cancellation penalty or fee. If the cancellation or substitution of all or part of the Purchased Deliverables results from Supplier’s breach of the Schedule, under no circumstances will restocking or cancellation fees apply, even if the Schedule calls for restocking and cancellation fees.

9.4    Substitution of Goods by Supplier.
(a)    Supplier may not substitute other goods for the Purchased Deliverables without JPMC’s prior written consent. In the event Supplier substitutes other goods for the Purchased Deliverables without JPMC’s prior written consent, JPMC may reject the goods that were substituted and cancel all of the Purchased Deliverables without any cost or liability to JPMC, including the cost of returning goods to Supplier.

9.5    Supplies of Replacement Parts for Purchased Deliverables.

(a)    Supplier will make available for purchase by JPMC sufficient quantities of all supplies and replacement parts necessary to operate each Purchased Deliverable for at least seven years after JPMC Accepts the Purchased Deliverable.

9.6    Site Preparation for Installation of Purchased Deliverables.
(a)    If the applicable Schedule requires Supplier to install the Purchased Deliverables at JPMC’s or Recipient’s site, JPMC will use reasonable efforts to ensure that the site meets any electrical wiring, air conditioning, power, or other environmental requirements that may be set forth in the Schedule. If JPMC so requests, or if Supplier installs the Purchased Deliverable at JPMC or Recipient’s site, Supplier will inspect the site and give notice to JPMC of any ways in which the site does not comply with the environmental requirements for the Purchased Deliverables.

9.7    Warranties for Purchased Deliverables.
(a)    In addition to its other representations and warranties given in the Agreement, Supplier represents and warrants as follows:

(a)	Title.
Upon delivery, JPMC will have good and marketable title to the Purchased Deliverables, free and clear of all liens and encumbrances.

(b)	Compatibility.
Except as otherwise provided in the applicable Schedule: (i) each component of the Purchased Deliverables is and will be fully compatible with all of the other component items comprising the Purchased Deliverables, (ii) each Purchased Deliverable will operate fully and properly in JPMC’s or Recipient’s existing environment on the installation date, and (iii) neither the installation, operation nor maintenance of the Purchased Deliverables will cause any unintended adverse interaction or damage or otherwise interfere with any computer or other equipment used in connection with the business activities of JPMC or Recipient.

9.8    License to Use Related Materials.
(a)    To the extent necessary to receive the full benefit of the Purchased Deliverables, Supplier grants to JPMC and each Recipient a perpetual, irrevocable, worldwide, non-exclusive, fully paid, royalty-free right and license to use and copy all software, documentation and other materials provided by Supplier to JPMC in connection with the Purchased Deliverables, including drivers and other software, firmware or other devices that facilitate the operation of the Purchased Deliverables. JPMC may permit Agents to exercise this right and license on JPMC’s behalf. This right and license is fully assignable and transferable by JPMC to the purchaser, assignee or transferee of any Purchased Deliverable to which the right or license relates.

10.    EVALUATION TERMS.

10.1    Right or License to Use.

(a)	Software Evaluation.
If a Schedule indicates that software is being licensed to JPMC for evaluation, Supplier hereby grants to JPMC a non-exclusive, royalty-free worldwide right and license to make a reasonable number of copies of and otherwise use that software and any related documentation provided by Supplier solely for evaluation purposes. With respect to such software, JPMC will not translate, de-compile, disassemble or reverse engineer the software. JPMC will reproduce any copyright notices or other proprietary notices in the software or related documentation on copies of those materials made by JPMC.

(b)	Hardware Evaluation.
If a Schedule indicates that equipment is being provided to JPMC for evaluation, then Supplier will provide JPMC with temporary use of the equipment and any related documentation provided by Supplier. JPMC may use the evaluation products, beginning upon delivery, solely for evaluation purposes. With respect to such equipment, Supplier will bear all risks of loss or damage during the period that the equipment is in JPMC’s possession except for the following risks for which JPMC will be responsible: (i) use of the equipment for other than the purposes for which it is designed; (ii) alterations or attachments not authorized by Supplier; and (iii) JPMC’s misconduct or negligence.

(c)	ASP Evaluation.
If a Schedule indicates that processing-intensive services or on-demand services using people, software, equipment, network resources, data or materials owned or controlled by Supplier are being provided to JPMC for evaluation, then Supplier will provide JPMC with temporary use of these services. To the extent necessary to receive these services, Supplier grants, and represents and warrants that it has obtained all consents necessary to grant, to JPMC and each Recipient a worldwide, non-exclusive, fully paid, royalty-free right and license to: (i) electronically access and use the services, and (ii) use and copy all software, documentation and other materials provided by Supplier to JPMC in connection with the services.

(d)	Evaluation Materials.
The software and related documentation and the equipment and related documentation described in this Section 10 may be referred to individually and collectively as the “Evaluation Materials.”

10.2    Consultants’ Use of Evaluation Materials.
(a)    Agents providing services to JPMC may use the Evaluation Materials solely for evaluation purposes on behalf of JPMC. Each Agent must agree not to disclose the Evaluation Materials to any other third party.

10.3    Evaluation Period.

(a)    The license or right to use granted in these evaluation terms will remain in effect during the evaluation period stated in the applicable Schedule (“Evaluation Period”), or if not stated in the Schedule, then the Evaluation Period will continue until 60 days after either Supplier delivers the Evaluation Materials to JPMC or the effective date of the applicable Schedule (whichever is later). However, the Evaluation Period will automatically be extended as long as JPMC and Supplier are negotiating the terms of an agreement to purchase or license the Evaluation Materials. Supplier may terminate this automatic extension at any time by notice to JPMC.

10.4    Effect of Expiration of Evaluation Period.
(a)    At the end of the Evaluation Period, JPMC will cease using and, at Supplier’s request, return to Supplier the Evaluation Materials and, to the extent applicable, all reasonably accessible copies of the Evaluation Materials.

10.5    Proprietary Rights in Evaluation Materials.
(a)    The Evaluation Materials are the Confidential Information of Supplier. As between Supplier and JPMC, title to, and all Intellectual Property Rights in, the Evaluation Materials will at all times remain with Supplier, subject to JPMC’s right to use the Evaluation Materials. As between Supplier and JPMC, title to, and all Intellectual Property Rights in, data processed by the Evaluation Material will at all times remain with JPMC.

10.6    Technical Assistance in Use of Evaluation Materials.
(a)    In addition to any assistance described in the applicable Schedule, Supplier will provide JPMC with reasonable assistance to facilitate evaluation of the Evaluation Materials during the Evaluation Period.

10.7    Charges.
(a)    Unless otherwise set forth in the applicable Schedule, there will be no charges to JPMC for the use of the Evaluation Materials during the Evaluation Period. All charges for transportation and delivery, if any, to JPMC and return to Supplier will be paid by Supplier.

10.8    No Binding Obligation.
(a)    AGREEMENT TO CONDUCT AN EVALUATION DOES NOT REPRESENT AND WILL NOT CREATE ANY BINDING OBLIGATION UPON JPMC TO PURCHASE ANY PRODUCTS FROM SUPPLIER.

10.9    Disclaimer of Warranties.

(a)    EXCEPT WITH RESPECT TO WARRANTIES OF AUTHORITY AND NON-INFRINGEMENT, OR THOSE GRANTED IN THE APPLICABLE SCHEDULE, THE EVALUATION MATERIALS ARE PROVIDED “AS IS” WITH NO REPRESENTATIONS AND WARRANTIES WHATSOEVER, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

11.    PRIVACY TERMS.
(a)    If Supplier receives, has access to or processes personally identifiable information protected by the Privacy Regulations (“Personal Information”) from JPMorgan Chase & Co., or from other person within the scope of this Agreement, Supplier will be subject to applicable Laws restricting collection, use, disclosure, processing and free movement of Personal Information (collectively, the “Privacy Regulations”). JPMorgan Chase & Co. may provide guidelines to help Supplier comply with the Privacy Regulations, but Supplier using its own legal advisors will remain fully responsible for interpreting and complying with the Privacy Regulations with respect to Supplier’s business.
(b)
12.    DATA HANDLER TERMS.
(a)    Supplier will comply with these Data Handler Terms whenever Supplier has access to JPMC Data. Additional terms specific to handling JPMC Data for particular Services being provided may be included in a Schedule executed by the parties.

12.2    Grant of License to Use JPMC Data; Obligation to Notify JPMC.
(a)    In accordance with Section 13 of this Agreement, Supplier shall maintain JPMC Data in confidence and prevent JPMC Data from being used, disclosed or accessed in an unauthorized manner. JPMC hereby grants Supplier a limited license to use the JPMC Data solely to provide Deliverables to JPMC pursuant to the applicable Schedule during the Schedule Term. JPMC reserves all other rights in the JPMC Data. Supplier will immediately notify JPMC of any actual or reasonably suspected Security Breach of the JPMC Data under Supplier’s control and Supplier will include with that notice the reasonably expected impact that the breach or access may have on any JPMC Entity or its customers. Supplier will cooperate fully with JPMorgan Chase & Co. to investigate any such breach. Supplier further agrees to provide reasonable assistance and cooperation requested by JPMC and/or JPMC’s Agents, in the furtherance of any correction or remediation of any Security Breach and/or the mitigation of any potential damage, including any notification that JPMC may determine appropriate to send to affected individuals, regulators, or third parties.

12.3    Compliance of Data Handler with ISO 27002 and IT Risk Management Policies.

(a)
Whenever Supplier has JPMC Data, Supplier will (i) comply with ISO/IEC 27002 (Information Technology – Code of Practice for Information Security Management) or its replacement, (ii) comply with JPMC’s Minimum Control Requirements (a current copy of which is located at https://www.jpmorganchase.com/corporate/About-JPMC/ab-supplier-relations.htm, and (iii) if Supplier stores, processes or transmits payment card primary account numbers or other cardholder data, comply with the then current Payment Card Industry Data Security Standard (or its replacement) as well as any procedures set forth in the applicable Schedule (collectively, the “IT Risk Management Policies”) incorporated herein by reference. Additionally, whenever Supplier has JPMC Data, Supplier will have policies and procedures to detect patterns, practices, or specific activity that indicates the possible existence of identity theft (“Red Flags”) that may arise in the performance of Supplier’s obligations under this Agreement and report the Red Flags to JPMC and take appropriate steps to prevent or mitigate identity theft. Supplier will not provide any JPMC Data to any subcontractor unless the subcontract requires the subcontractor to comply with the IT Risk Management Policies and the Privacy Regulations and to permit security audits by Auditors.

(b)
Unless and until JPMC is satisfied that Supplier is fully complying with this Section 12, JPMC will not be bound by any obligation to allow Supplier access to JPMC Data. Any breach of this Section 12 that is not corrected within 30 days after JPMC gives Supplier a notice describing the breach will be deemed a material breach of this Agreement (even if the breach was not otherwise material). In addition to the above, any control gaps identified with these requirements will be remedied within a timeframe of mutual agreement in writing. Supplier agrees that failure to remedy these gaps or to refuse remediation of a control gap deemed impactful to the protection of JPMC Data will allow JPMC to withhold monies owed to Supplier until all control gaps are successfully remediated.

(c)
Before Supplier may modify its systems in a way that could adversely impact the security of its systems, Supplier must send a 30 day advance notice to JPMC containing a reasonably detailed description of the proposed modification and a representation and warranty that: (i) the proposed modifications will not pose any new or additional risks to the JPMC Data, and (ii) Supplier’s systems will continue to comply with JPMC’s IT Risk Management Policies.

(d)
In addition to any reporting requirements set forth in the applicable Schedule, Supplier will, upon request from JPMC, provide the following written periodic reports to the JPMC Relationship Manager: (i) on a quarterly basis: (A) summary system and network security incident reporting and access violation reporting, and summary of any Supplier remediation or action plans; (B) summary of incidents and breaches as to which Supplier was required to inform JPMC under Section 7.4, Section 12.2 and Section 13.2, and summary of any Supplier remediation or action plans; and (C) the status of any existing remediation or action plans, including those that are related to security or that may impact the Deliverables; (ii) on a monthly basis, a then current list of names, user IDs and access levels for any JPMC personnel having access to Supplier applications and systems; and (iii) on an annual basis, summary security vulnerability scan or penetration test reporting with respect to the Deliverables and Supplier’s system and networks, including the perimeter, and summary of any Supplier remediation or action plans. If Supplier does not respond timely to the summary security vulnerability scan and penetration test reporting obligations, as reasonably determined by JPMC, JPMC may perform such security vulnerability scans and penetrations tests, and Supplier will promptly reimburse JPMC for all reasonable costs associated with its efforts.

12.4    Information Security Audits of Data Handler.

(a)
In addition to JPMC’s other audit rights under this Agreement, Auditors may conduct on-site security reviews, vulnerability testing and disaster recovery testing for Supplier’s systems containing JPMC Data and otherwise audit Supplier’s operations for compliance with the Minimum Control Requirements. Auditors, other than regulators, will provide reasonable notice of such reviews. If vulnerabilities are identified, Supplier will (i) promptly document and, within formally established timelines, implement mutually agreed upon remediation plan, and (ii) upon JPMC’s request, provide JPMC with the status of the implementation. JPMC is not responsible for any harm that results from these tests except to the extent it is a result of JPMC’s gross negligence, reckless or willful misconduct.

(b)
At least annually, Supplier will have a certified independent public accounting firm or another independent third party reasonably acceptable to JPMC: (i)(1) conduct a review or assessment and provide a full attestation, review or report under (A)(1)(a) SSAE 16 (Statement on Standards for Attestation Engagements No. 16)SOC (Service Organization Control) 1 Type II or (b) SOC 2 Type II; (2) a replacement for one of the foregoing approved by JPMC; or (3) other third party reviews and reports reasonably acceptable to JPMC, in each case, of all key systems and operational controls used in connection with any JPMC Data; and (ii) conduct and provide a full report of an independent network and application penetration test. Each of these attestations, reviews, reports and tests will be for a scope approved by JPMorgan Chase & Co. in its reasonable discretion. Supplier will provide all findings from these attestations, reviews and tests to JPMC upon receipt from the third party. Supplier will (x) implement all recommendations set forth in such attestations, reviews, reports and any other reasonable recommendations made by JPMC arising out of JPMC’s analysis of such reviews and (y) upon JPMC’s request, provide JPMC with the status of the implementation. If Supplier fails to conduct the required reviews and assessments and provide the required reports set forth in clause (ii) above, as determined by JPMC, JPMC may perform its own reviews and assessments, and Supplier will promptly reimburse JPMC for all reasonable costs associated with its efforts.

12.5    Protection of JPMC Data in the Event of Data Handler Bankruptcy.
(a)    If Supplier undergoes any of the events described in Section 19.3, JPMC will have the immediate right to take possession of and retain for safekeeping all JPMC Data then in Supplier’s possession or under Supplier’s control. JPMC may retain the JPMC Data until the trustee or receiver in bankruptcy or other appropriate court officer provides JPMC with adequate assurances and evidence that the JPMC Data will be protected from sale, release, inspection, publication or inclusion in any publicly accessible record, document, material or filing. Supplier and JPMC agree that this

Section 12.5 is a material term of this Agreement, and without it, JPMC would not have entered into this Agreement or permitted any access to or use of JPMC Data.

12.6    Regeneration of JPMC Data by Data Handler.
(a)    Supplier will promptly replace or regenerate from Supplier’s machine-readable media any data, programs or information handled or stored by Supplier that Supplier has lost or damaged or obtain a new copy of the lost or damaged data, programs or information. Alternatively, JPMC may replace or regenerate any data, programs or information that Supplier has lost or damaged or obtain a new copy of the lost or damaged data, programs or information, in which case, Supplier will promptly reimburse JPMC for all reasonable costs associated with its regeneration or replacement efforts.

12.7    Storage, Return or Destruction of JPMC Data.
(a)    Supplier will accurately and completely collect and maintain information regarding the storage location, media, and method of storage of all JPMC Data and/or records on an ongoing basis. Unless expressly set forth in the applicable Schedule, if Supplier stores JPMC Data and/or records (including any and all copies, whether in production, backup or archival) it will do so on media logically and physically separate from other media used to store data of other Supplier clients and in accordance with the record retention guidelines set forth in the applicable Schedule. Further, in addition to the return and/or destruction obligations under Section 13.4, with respect to JPMC Data, prior to termination of the applicable Schedule, or on a date otherwise reasonably specified by JPMC, Supplier will: (a) meet with JPMC representatives to prepare and implement a plan for the return of all JPMC Data (in a format reasonably requested by JPMC); and (b) return to JPMC all JPMC Data as requested by JPMC. To the extent applicable record retention Laws require Supplier to have access to JPMC Data after termination or expiration of the applicable Schedule or JPMC’s request for return or destruction, unless expressly set forth in an applicable Schedule, Supplier will provide those requirements to JPMC. JPMC is entitled to engage, on terms reasonably acceptable to JPMC, and at JPMC’s sole cost and expense, an escrow agent to hold in escrow the JPMC Data (which escrow agent will be deemed JPMC’s designee for purposes of Section 13.4). To the extent any JPMC Data is returned by the escrow agent to Supplier, Section 13 and this Section 12 will again apply to that returned JPMC Data. Additionally, upon JPMC’s written direction, Supplier will either: (i) Securely Delete electronic JPMC Data from all media within 10 Business Days of that direction or (ii) to the extent that JPMC Data is in a form or media other than electronic, comply with JPMC’s written instructions to Securely Delete that JPMC Data. Within 15 Business Days of that direction, Supplier will cause an officer of Supplier to certify to JPMC in writing that Supplier has complied with its obligations under clause (i) and (ii), as the case may be, including in compliance with JPMC’s instructions. To the extent that JPMC Data cannot be so Securely Deleted due to technical or other reasons reasonably acceptable to JPMC, and to the extent JPMC expressly agrees in writing, Supplier will promptly provide a written description of measures to be taken that will ensure, for as long as any JPMC Data remains under Supplier’s or its subcontractors’ control, the continued protection of such JPMC Data, in compliance with the requirements of this Section 12 and Section 13. “Securely Delete” means using any and all means, including in compliance with the then-current version of National Institute for Standards and Technology (“NIST”), Special

Publication 800-88, Guidelines for Media Sanitization (and its appendices) and any written instructions of JPMC for sanitizing or deleting all data and information to ensure that the data and information is permanently sanitized, deleted and unrecoverable from any and all media, in whole or in part, by any means. In no event will Supplier remove or have removed any JPMC Data from Supplier’s or any subcontractor’s site without JPMC’s prior written authorization.

12.8    Survival of Data Handler Terms.
(a)    The terms set forth in this Section 12 will survive any expiration or termination of this Agreement or any Schedule for any reason.

12.9    Allocation of Risk.
(a)    The limitations of liability and disclaimers in this Agreement will not apply to any breach of this Section 12.

13.    CONFIDENTIALITY.
13.1    Confidential Information.

(a)
Each party has made and will continue to make available to the other party information that is not generally known to the public and at the time of disclosure is identified as, or would reasonably be understood by the receiving party to be, proprietary or confidential (“Confidential Information”). Confidential Information may be disclosed in oral, written, visual, electronic or other form. Information meeting the definition of Confidential Information that is disclosed by a party during the term of this Agreement and that is not otherwise subject to a separate nondisclosure agreement between the parties will be considered Confidential Information, even if the information is unrelated to this Agreement or the Deliverables to be provided hereunder.

(b)
JPMC’s Confidential Information includes JPMorgan Chase & Co.’s: (i) business plans, strategies, forecasts, projects and analyses; (ii) financial information and fee structures; (iii) business processes, methods and models; (iv) employee, customer, dealer, business partner and supplier information; (v) hardware and system designs, architectures, structure and protocols; (vi) product and service specifications; (vii) manufacturing, purchasing, logistics, sales and marketing information; (viii) JPMC Data; (ix) the non-public records compiled in connection with enforcement responsibilities; reports of examination, supervisory correspondence, investigatory files, and internal memoranda in JPMorgan Chase & Co.’s possession; and (x) the terms of this Agreement. In addition, any non-public confidential supervisory information of any governmental body having regulatory authority over JPMorgan Chase & Co. will be considered Confidential Information and, to the extent Supplier has access to such Confidential Information, Supplier agrees (including as set forth in this Agreement) (i) that it will not use such Confidential Information for any purpose other than as provided under this Agreement; and (ii) it will keep the information confidential and (iii) it is aware of and will abide by any specific regulatory requirements applicable to the Confidential Information, including the prohibition on the dissemination of non-public supervisory information of any governmental body having regulatory authority over JPMorgan Chase & Co. (including such prohibitions in the regulations of the Office of the Comptroller of the Currency and Federal Reserve).

(c)
“JPMC Data” means all Confidential Information identified in the Schedule or in the JPMC’s Minimum Control Requirements (a current copy of which is located at https://www.jpmorganchase.com/corporate/About-JPMC/ab-supplier-relations.htm or is otherwise available from JPMC upon request) to this Agreement as JPMC Data or Highly Confidential Information , as well as Personal Information and all other data and information about JPMorgan Chase & Co.’s customers (current, former or prospective), or employees (current, former or prospective) or its customers’ customers (current, former or prospective) or employees (current, former or prospective) that Supplier obtains, creates, generates, collects or processes in connection with providing the Deliverables, and all Intellectual Property Rights in that data and information. If, in the context of its relationship with JPMC under this Agreement, Supplier obtains, creates, generates, collects, processes or has access to data of any individual or entity provided or obtained in connection with a product, service or program offered or sponsored by JPMC’s customer, such data will also be considered JPMC Data. Supplier acknowledges and agrees that during the term of this Agreement and at all times thereafter, Supplier will not use or reference any JPMC Data or other JPMC Confidential Information for any purpose that is not specifically authorized by this Agreement or a Schedule entered into hereunder, in each case as determined by JPMC. Without limiting the generality of the foregoing, Supplier will not use JPMC Data to contact any person except if required by an applicable Law and in accordance with this Agreement, provided however, that in no event will any such contact involve marketing or solicitation of products or services, except to the extent expressly set forth in the applicable Schedule.

(d)
As between JPMC and Supplier, each party will own its Confidential Information. If a party obtains any rights in any Confidential Information of the other party, that party hereby assigns those rights to the other party.

(e)
Each party hereby waives, and neither party will assert, any liens or other encumbrances it obtains on any Confidential Information of the other party, or withhold any of the other party’s Confidential Information as a means of resolving a dispute.

(f)
Without limiting JPMC’s rights under this Agreement, the parties acknowledge that Supplier may possess patent rights and that certain patent rights may be related to Supplier’s products, processes and services that JPMC has the right to use hereunder (“Patent Rights”). Supplier hereby grants to JPMorgan Chase & Co. a non-exclusive, irrevocable easement to the Patent Rights, for the purpose of promoting JPMorgan Chase & Co.’s quiet enjoyment of its business, in the event Supplier sells, leases, transfers, or exclusively licenses the Patent Rights to a third party.

13.2    Obligations.

(a)    The receiving party will maintain Confidential Information in confidence, and except as otherwise expressly permitted under this Agreement or with the express prior written consent of the disclosing party, the receiving party will not disclose, transmit or otherwise disseminate in any manner whatsoever any Confidential Information of the disclosing party to any third party. The receiving party will use the same care and discretion to avoid disclosure, publication or dissemination or unauthorized access, of any Confidential Information received from the disclosing party as the receiving party uses with its own similar information that it does not wish to disclose, publish or disseminate, or be accessed (but in no event less than a reasonable degree of care). Subject to Section 13.5 Supplier may (i) only use the JPMC Confidential Information to provide Deliverables to JPMC pursuant to the applicable Schedule during the Schedule term and (ii) disclose JPMC’s Confidential Information to its or its subcontractors’ employees, consultants or agents solely for the purpose of performing its obligations under this Agreement and only to those who are obligated to maintain the confidentiality of JPMC’s Confidential Information upon terms similar to those contained in this Agreement, provided, however, Supplier will not disclose any Personal Information it receives, has access to or processes in connection with this Agreement outside of the countries to which the Parties have agreed, provided further, however, Supplier will not use any aggregate data or performance data derived from the JPMC Confidential Information or the Deliverables except as permitted by the applicable Schedule. Supplier will not attempt to identify or re-identify any person or entity whose information may be included in any de-identified or aggregated information or data that it receives from JPMC. Supplier will not attempt to decrypt or unmask any encrypted or masked information or data that Supplier receives from JPMC. Supplier will, and will ensure that each of its or its subcontractor’s employees, consultants, agents or any other individuals acting on Supplier’s behalf (“Supplier Personnel”), use JPMC’s Confidential Information only for the purposes stated in this Section 13.2. Supplier will implement, maintain and test controls reasonably designed to ensure the security and integrity of systems on or through which JPMC Confidential Information is stored, accessed, processed or transmitted and cooperate with JPMC’s requests for assurances and evidence of the effectiveness of those controls. JPMC may disclose Supplier’s Confidential Information to any Affiliates, contractors, consultants, Auditors, agents and other third parties (where such other third parties have a need to know) and are obligated to maintain the confidentiality of Supplier’s Confidential Information upon terms similar to those contained in this Agreement or as may be necessary by reason of legal, accounting or regulatory requirements. The receiving party will be liable for any unauthorized disclosure or use of Confidential Information by any of its employees, consultants, agents, subcontractors or advisors. The receiving party will promptly report to the disclosing party any breaches in security that may materially affect the disclosing party and will specify the corrective action to be taken. Unless otherwise set forth in the applicable Schedule, Supplier will not commingle the Confidential Information of JPMC with the confidential information of any other person or entity.

13.3    Exceptions to Confidential Treatment.

(a)	Exclusions.
The obligations set forth in Section 13.2 do not apply to any Confidential Information that the receiving party can demonstrate: (i) the receiving party possessed prior to disclosure by the disclosing party, without an obligation of confidentiality; (ii) or becomes publicly available without breach of this Agreement by the receiving party, other than Personal Information; (iii) is or was independently developed by the receiving party without the use of any Confidential Information of the disclosing party; or (iv) is or was received by the receiving party from a third party that does not have an obligation of confidentiality to the disclosing party or its Affiliates. Either party may disclose the terms of this Agreement to potential parties to acquisition, divestiture or similar transactions to facilitate due diligence and closing of the transaction, provided that potential party is subject to written non-disclosure obligations and limitations on use only for the prospective or closed transaction, each party to that transaction using commercially reasonable efforts to limit the extent of the disclosure.

(b)	Legally Required Disclosure.
If the receiving party is legally required to disclose any Confidential Information of the disclosing party in connection with any legal or regulatory proceeding, the receiving party will, if lawfully permitted to do so, endeavor to notify the disclosing party within a reasonable time prior to disclosure and to allow the disclosing party a reasonable opportunity to seek appropriate protective measures or other remedies prior to disclosure and/or waive compliance with the terms of this Agreement. If these protective measures or other remedies are not obtained, or the disclosing party waives compliance with the terms of this Agreement, the receiving party may disclose only that portion of that Confidential Information that it is, according to the opinion of counsel, legally required to disclose and will exercise all reasonable efforts to obtain assurance that confidential treatment will be accorded to that Confidential Information. However, nothing contained in this Agreement will restrict JPMC’s ability to disclose Supplier’s Confidential Information to regulatory or governmental bodies asserting jurisdiction over JPMorgan Chase & Co.

13.4    Return or Destruction.
(a)    Supplier will return or destroy any of JPMC’s Confidential Information in Supplier’s possession or under Supplier’s control, as soon as possible after the earlier of: (a) JPMC’s request, or (b) the date Supplier no longer requires that Confidential Information to perform its obligations to JPMC. Supplier will provide JPMC with a certificate, signed by an officer of Supplier, certifying that all of that Confidential Information has been destroyed or returned to JPMC or its designee (e.g., JPMC’s escrow agent). JPMC is entitled to withhold payment of any and all amounts due to Supplier so long as Supplier fails to comply with this Section 13.4 or any other provisions of this Agreement or the applicable Schedule with respect to destruction or return of Confidential Information (collectively and individually, “Supplier’s Purge Obligations”). The limitations of liability and disclaimers in this Agreement will not apply to any breach of Supplier’s Purge Obligations.
(b)
13.5    Information Exchanged in Connection with New Business Assessments.
(a)    From time to time, in order to assess the possibility of forming, modifying or expanding a business relationship, which may or may not be the subject of an existing Schedule (“Assessment”), JPMC and Supplier may exchange Confidential Information for purposes of the Assessment. JPMC and Supplier agree that their disclosure of information in connection with the

Assessment will be governed by this Section 13, unless such disclosure is subject to a separate nondisclosure agreement between the parties. JPMC and Supplier agree that unless and until a definitive agreement between them with respect to the Assessment has been executed, neither party will be under any legal obligation of any kind with respect to such possible business relationship, except for the matters specifically agreed to in the Agreement.

14.    REPRESENTATIONS AND WARRANTIES.
(a)    The following representations and warranties are deemed given as of the Effective Date and on an ongoing basis throughout the term of this Agreement and throughout each Schedule Term:

14.2    Authority.
(a)    Each party represents and warrants that it has: (a) all requisite legal and corporate power to execute and deliver this Agreement and each Schedule, (b) taken all corporate action necessary for the authorization, execution and delivery of this Agreement and each Schedule, (c) no agreement or understanding with any third party that interferes with or will interfere with its performance of its obligations under this Agreement and each Schedule, (d) obtained and will maintain all rights, approvals and consents necessary to perform its obligations and grant all rights and licenses granted under this Agreement and each Schedule, and (e) taken all action required to make this Agreement and each Schedule a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

14.3    No Defects; Compliance.
(a)    Supplier represents and warrants that each Deliverable will: (a) be free from errors and defects in workmanship and materials, and (b) be in Compliance for one year after Acceptance of the Deliverable. Within ten days after JPMC informs Supplier that a Deliverable does not conform to this warranty, Supplier will, at its own expense, replace the nonconforming Deliverable with a Deliverable that is in Compliance, and that replacement will be considered a new Deliverable. If Supplier fails to do so within that period, JPMC may, at its option: (i) extend the correction period or (ii) obtain a full refund of all fees paid to Supplier for the Deliverable and any other Deliverables that JPMC is unable to use as a consequence of the nonconformity.

14.4    No Inducements.
(a)    Supplier represents and warrants that Supplier has not provided, and will not provide, to any JPMorgan Chase & Co. employee or contractor any gift, gratuity, service or other inducement or favor to influence or reward that employee or contractor in connection with any Schedule. By way of example and for the avoidance of doubt, meals and tickets are considered inappropriate under this Section 14.4.

14.5    Non-Infringement.
(a)    Supplier represents and warrants that the Deliverables provided by Supplier under each Schedule and JPMC or Recipient’s use of those Deliverables do not and will not infringe, violate or misappropriate any patent, copyright, trade secret, trademark or other intellectual property or proprietary rights (collectively, “Intellectual Property Rights”) of any third party. Supplier represents and warrants that there are no current or outstanding Intellectual Property Rights infringement claims that have been filed against it, to the extent such claim, if true, would have a material adverse effect on the Deliverables or Supplier’s ability to perform. In the event that Supplier becomes aware of any threatened or actual Intellectual Property Rights infringement claims, Supplier will promptly notify JPMC of such claims.

14.6    Adequate Documentation.
(a)    Supplier represents and warrants that the Documentation will describe fully and accurately the features and functions of the version(s) of the Deliverables then in use by JPMC or Recipient well enough to allow a reasonably skilled JPMC or Recipient user to effectively use all of its features and functions without assistance from Supplier. If Supplier provides source code, the Documentation will also include all information that a reasonably skilled programmer needs to maintain, modify and implement the applicable Deliverables without assistance from Supplier.

14.7    Disabling Code.
(a)    Supplier represents and warrants that the Deliverables will not contain any virus, Trojan horse, self-replicating or other computer instructions that may, without JPMC’s consent: (a) alter, destroy, inhibit or discontinue JPMC or Recipient’s effective use of the Deliverables or any JPMorgan Chase & Co. resource; (b) erase, destroy, corrupt or modify any data, programs, materials or information used by JPMorgan Chase & Co. or its customers; (c) store any data, programs, materials or information on JPMorgan Chase & Co.’s computers, including the computers of its customers; or (d) bypass any internal or external security measure to obtain access to JPMorgan Chase & Co.’s resources.

14.8    Pass Through of Third Party Warranties.
(a)    In addition to its other representations and warranties given in the Agreement, Supplier will provide to JPMC and Recipients the full benefit of all covenants, warranties, representations and indemnities granted to Supplier by third parties in connection with any Deliverables. Where the third party prohibits Supplier from passing through any indemnities, representations or warranties to JPMC, Supplier shall either (a) provide them directly to JPMC as part of this Agreement or (b) enforce them against the third party and provide the benefits of that enforcement to JPMC.

14.9    Adequate Assurances.

(a)    With respect to any Schedule to be entered into between a JPMC Entity and a Supplier Affiliate, the JPMC entity may request and Supplier shall provide, contemporaneous with the execution of the applicable Schedule, an adequate assurance of such Supplier Affiliate’s ability to deliver the Deliverables in the form of a parent guarantee, letter of credit or performance bond (each, an “Assurance Document”) acceptable to the JPMC Entity in its reasonable discretion. However, in the absence of such Assurance Document at the time the Schedule is executed, and in connection with any Schedule to which Supplier itself is a part, Supplier covenants and agrees that during the Schedule Term of each Schedule, if the JPMC Entity becomes aware of facts or circumstances that it reasonably believes would cause Supplier Affiliate not to be willing or able to deliver the Deliverables or a significant portion of the Deliverables, the JPMC Entity may request, and Supplier shall provide within 48 hours after receipt of a request, adequate assurances (which may include furnishing an Assurance Document), acceptable to the JPMC Entity in its reasonable discretion, of Supplier Affiliate’s continuing ability and willingness to deliver the Deliverables as required by the applicable Schedule; provided, that any dispute with respect to this provision will trigger an immediate executive level face-to-face meeting at JPMC’s offices in accordance with Section 18.1.

14.10    Financial Interests.
(a)    Supplier represents and warrants that it will reveal all financial interests related to any hardware, software, services, or provider thereof that Supplier might recommend to JPMC.

14.11    OFAC.
(a)    Supplier represents and warrants that neither Supplier nor any individual, entity, or organization holding any material ownership interest in Supplier, nor any officer or director, is an individual, entity, or organization with whom any United States law, regulation, or executive order prohibits United States companies and individuals from dealing, including, without limitation, names appearing on the SDN List (as defined in Section 19.2). Supplier covenants to JPMC that it will not cause JPMC to be in violation of any regulation administered by OFAC.

14.12    Disclaimer.
(a)    EXCEPT AS SET FORTH IN THIS AGREEMENT OR IN ANY SCHEDULE, NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS AND WARRANTIES WHETHER EXPRESS OR IMPLIED INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE.

14.13    Compliance with Laws.
(a)Supplier represents and warrants that Supplier will perform all of its obligations to JPMorgan Chase & Co., and that all Deliverables will be, in compliance at all times with all foreign, federal, state and local statutes, orders, conventions, regulations, self-regulatory standards, and regulatory interpretations and guidance including those of any governmental agency (collectively, “Laws”) that are applicable to Supplier in performing its obligations to JPMorgan Chase & Co. or that would be applicable to JPMorgan Chase & Co. if JPMorgan Chase & Co. were performing those obligations using its own employees and assets.
(b)To the extent Supplier is providing, serving, or hosting Internet, email or portable device ready user interface elements or functionality, Supplier represents and warrants that such elements and functionality will conform to the W3C Web Content Accessibility Guidelines Version 2.0 Level A & AA Success Criteria, as well as any state or federal Laws applicable to Internet, email or portable device accessibility including the U.S. Americans with Disabilities Act.
(c)To the extent any Supplier Personnel are performing any services within the United States or any territory to which U.S. immigration Laws apply, Supplier represents, warrants and covenants that, during the Schedule Term of any applicable Schedule (i) Supplier and all applicable subcontractors will comply with all (x) U.S. immigration Laws, including but not limited to the Immigration and Nationality Act and the Immigration Reform and Control Act of 1986; and (y) Laws, regulations, orders, and policy guidance relating to all forms of work authorization such as H-1B and L-1 visas, including guidance from the U.S. Citizenship and Immigration Service on H-1B visas and third-party site placements; (ii) all Supplier Personnel assigned to a JPMC U.S. location shall have valid, unexpired work authorization; and (iii) Form I-9, Employment Eligibility Verification has been completed for all Supplier Personnel assigned to a JPMC U.S. location and I-9s with expiring work authorizations shall be re-verified as necessary.
(d)Supplier represents and warrants that Supplier will provide relevant information and assistance required by JPMC to demonstrate Supplier’s compliance with its obligations under this Agreement and assist JPMC in meeting its obligations under Laws, including regarding (i) registration and notifications; (ii) accountability; (iii) ensuring the security of the Personal Information; (iv) responding to requests for access, correction, opt-out, erasure, restriction, data portability, and all similar request; (v) responding to any complaint relating to the processing of Personal Information, including allegations that the processing infringes on an individual’s rights; and (vi) carrying out privacy and data protection impact assessments and related consultations of data protection authorities.

15.    INDEMNITY.
(a)    Supplier will indemnify, defend and hold harmless JPMorgan Chase & Co. from any and all losses, liabilities, damages (including taxes), and all related costs and expenses, including reasonable legal fees and disbursements and costs of investigation, litigation, settlement, judgment, interest and penalties incurred by itself or any of its direct or indirect officers, directors, employees, agents, successors or assigns (collectively, “Losses”), and threatened Losses due to, arising from or relating to third party claims, demands, actions or threat of action (whether in law, equity or in an alternative proceeding) arising from or relating to: (a) Supplier’s actual or alleged breach of any warranties in this Agreement or in a Schedule; (b) any actual or alleged infringement, violation or misappropriation of the Intellectual Property Rights of any third person by (i) any Deliverables provided by Supplier or (ii) JPMC or a Recipient’s use of those Deliverables; (c) Supplier’s actual or alleged breach of any of the confidentiality or privacy provisions in this Agreement; (d) any Security Breach; (e) the actual or alleged failure of Supplier or any of its subcontractors or anyone acting on its or their behalf to pay any withholding or other employment-related taxes or other obligations (including any Losses arising in connection with the Internal Review Code § 4980H) in connection with Supplier Personnel; (f) fraud, negligent, willful or reckless acts or omissions, whether actual or alleged, of or by Supplier or any Supplier Personnel or (g) death, bodily injury, personal injury or property damage actually or allegedly caused by Supplier or Supplier Personnel or incurred during the performance of the Services (each, an “Indemnified Claim”). No settlement or compromise that imposes any liability or obligation on JPMorgan Chase & Co. or any of its direct or indirect officers, directors, employees, agents, successors or assigns will be made without JPMorgan Chase and Co.’s prior written consent (not to be unreasonably withheld). If Supplier fails to defend JPMorgan Chase & Co. as provided in this Section 15 after reasonable notice of an Indemnified Claim, Supplier will be bound: (i) to indemnify and reimburse JPMorgan Chase & Co. for any Losses incurred by it, in its sole discretion, to defend, settle or compromise the Indemnified Claim; and (ii) by the determination of facts common to an action and subsequent action to enforce its reimbursement rights.

16.    LIMITATION OF LIABILITY.
16.1    Disclaimer of Indirect Damages.
(a)    EXCEPT AS PROVIDED IN SECTIONS 16.2 AND 16.3 BELOW OR OTHERWISE SET FORTH IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES, INCLUDING LOST PROFITS, REGARDLESS OF THE FORM OF THE ACTION OR THE THEORY OF RECOVERY, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF THOSE DAMAGES.

16.2    Exclusions.
(a)    Notwithstanding the foregoing, the limitations of liability set forth in this Section 16 will not apply to Losses in connection with: (a) death, personal injury or property damage caused by either party; (b) fraud, a party’s gross negligence or the willful or reckless misconduct of a party; (c) either party’s repudiation of their obligations under this Agreement; (d) Supplier’s breach of the confidentiality provisions under this Agreement; (e) Supplier’s breach of the privacy provisions under this Agreement; (f) any Security Breach; (g) claims pursuant to the indemnification provisions set forth in Section 15; or (h) breach of Section 20.5. Further, without limiting JPMC’s rights or Supplier’s obligations under any other provision of this Agreement or the applicable Schedule, and notwithstanding the same, in the event of a breach of this Agreement or the applicable Schedule with respect to Personal Information or any other unauthorized access to the Personal Information under Supplier’s control, direct damages in connection with any such breach will include the cost and expenses of investigation and analysis (including by law firms and forensic firms), notification (including by mail house firms), offering and providing of credit monitoring or other remediation services, and any related call center or similar support activities, and no limitation of liability will apply to those damages.
(b)
16.3    Reimbursement for Losses.
(a)    Supplier shall reimburse JPMC for any Losses incurred by JPMC in enforcing Supplier’s obligations under the privacy and confidentiality provisions of this Agreement, including Supplier’s Purge Obligations, as well as any provisions relating to access to JPMC systems or use or handling of JPMC Data, as applicable.

17.    EQUAL EMPLOYMENT OPPORTUNITY; DIVERSE SUPPLIERS.
17.1    Equal Employment Opportunity.
(a)    If Supplier is a U.S. legal entity, then Supplier will not, and will ensure that Supplier Personnel do not, discriminate against any of its employees or applicants for employment because of age, race, color, religion, creed, citizenship status, marital status, sexual orientation, sex, gender identity, genetic information, national origin, disability, veteran status or any other protected status under applicable law (e.g., civil union status, height, weight, arrest record and status with regard to public assistance, to the extent protected under applicable law). Supplier further agrees, unless exempt, to comply with all applicable requirements of the equal opportunity and affirmative action clauses set forth in Executive Order 11246 (applicable to subcontractors), as amended, in the regulations of the Department of Labor implementing the Vietnam Era Veterans Readjustment Act of 1974, and in the Rehabilitation Act of 1973, as amended, which, together with the implementing rules and regulations prescribed by the Secretary of Labor, are incorporated into this Agreement by reference. Supplier will abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a), if applicable. These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, sex, sexual orientation, gender identity or national origin. Moreover, these regulations require that Supplier takes affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, protected veteran status or disability. Supplier will comply with JPMorgan Chase & Co.’s policy of maintaining a business environment free of all forms of discrimination, including sexual harassment.

17.2    Executive Order 13496 Compliance.
(a)    The Supplier agrees to comply with all regulations issued pursuant to Executive Order 13496, if applicable, including 29 CFR Part 471, Appendix A to Subpart A of Part 471.

17.3    Diverse Suppliers.

(a)    It is the policy of JPMC through its Supplier Diversity initiative that certified Minority Business Enterprises (“MBEs”), Women Business Enterprises (“WBEs”), Disadvantaged Business Enterprises (“DBEs”), Veteran Business Enterprises and Service Disabled Veteran Business Enterprises (respectively, “VBEs” and “DVBEs”), Disability-Owned Business Enterprises (“DOBE’s”); Lesbian, Gay, Bi-Sexual, Transgender Enterprises (“LGBTEs”), and Small Business Enterprises (“SBE”) (collectively, “Diverse Suppliers”), will have equal opportunity to bid on JPMC contracts and to participate in the performance of contracts for goods and services with JPMC and its prime suppliers. The utilization goal for Diverse Suppliers is 10 percent of the third-party procurement spend related, directly or indirectly, to this Agreement. Supplier will report the actions it is taking in furtherance of this goal, using JPMC’s online supplier diversity reporting tool (“SD Tool”) located at https://jpmc.tier2.cvmsolutions.com/Account/Login?ReturnUrl=%2F on a quarterly basis as required.
(b)
18.    DISPUTE RESOLUTION.
18.1    Dispute Resolution.
(a)    Except as provided in Section 18.2, neither party will invoke formal dispute resolution procedures other than in accordance with this Section 18.1. Any party may give the other party notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of that notice, the receiving party will provide a written response. Within 15 days after delivery of the receiving party’s notice, executives of the parties who have authority to resolve the dispute will meet to attempt to resolve the dispute. All reasonable requests for information will be honored. If the matter has not been resolved within 45 days after the disputing party’s initial notice, or if the executives fail to meet within 15 days of the receiving party’s notice, either party may commence legal action with respect to the dispute or claim. All negotiations pursuant to this Section 18 will be confidential and therefore treated as compromise and settlement negotiations for purposes of all similar rules and codes of evidence of applicable legislation and jurisdictions. If either party invokes executive level dispute resolution pursuant to Section 14.9, the executive sponsors designated by each party will convene at a meeting at JPMC’s offices, or other location designated by JPMC, within 48 hours of notice by either party.

18.2    Immediate Injunctive Relief.
(a)    Supplier acknowledges that JPMC will be irreparably harmed and Section 18.1 will not apply if Supplier breaches (or attempts or threatens to breach): (a) its obligation to provide critical services to JPMC or Recipients (such as the termination assistance services as provided in Section 19.5), (b) its obligation respecting continued performance in accordance with Section 18.3, or (c) its obligations with respect to JPMC’s Confidential Information or JPMC Data. If a court of competent jurisdiction finds that Supplier has breached (or attempted or threatened to breach) any of those obligations, Supplier agrees that, without any additional findings of irreparable injury or other conditions to injunctive relief, it will not oppose the entry of an appropriate order compelling performance by Supplier and restraining it from any further breaches (or attempted or threatened breaches).

18.3    Continued Performance.
(a)    If a dispute is being resolved before the applicable Schedule expires, each party will, unless otherwise directed by the other party, continue performing its obligations to the other party (other than JPMC’s obligation to pay amounts disputed in good faith).

18.4    Governing Law; Jurisdiction.
(a)    This Agreement and any claim, controversy or dispute arising under or related to this Agreement, whether arising in contract, tort or otherwise, shall be governed by the laws of the State of New York, without giving effect to the principles of comity or conflicts of laws thereof. Each party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Agreement must be brought solely and exclusively in, and will be subject to the laws of in the State of New York, and each party irrevocably submits to the sole and exclusive personal jurisdiction of the courts in the State of New York. Notwithstanding the foregoing, claims for equitable relief may be brought in any court with proper jurisdiction within the United States, but such claims will be subject to the laws of the State of New York. The United Nations Convention on Contracts for the International Sale of Goods does not apply to the transactions contemplated by this Agreement. The Uniform Computer Information Transactions Act (“UCITA”) will not apply to this Agreement or any Schedule regardless of when and howsoever adopted, enacted and further amended under the laws of the State of New York or any other state. If UCITA is adopted and enacted in the State of New York or any other state and, as a result of such adoption and enactment or any subsequent amendment thereto, the parties are required to take any action to effectuate the result contemplated by this Section 18.4, including amending this Agreement, the parties agree to take such action as may be reasonably required, including amending this Agreement accordingly.

18.5    Waiver of Jury Trial.
(a)    Both parties agree to waive any right to have a jury participate in the resolution of the dispute or claim, between any of the parties or any of their respective Affiliates related in any way to this Agreement.

19.    TERM AND TERMINATION.
19.1    Term.
(a)    This Agreement is effective from the Effective Date until terminated in accordance with this Agreement.

19.2    Termination by JPMC.

(a)	Termination for Cause.

JPMC may terminate this Agreement or any Schedule(s) for cause, in whole or in part, as of the date specified in a notice of termination if (i) Supplier materially breaches its obligations under this Agreement or any Schedule and does not cure that breach within 45 days after receiving JPMC’s notice of breach; (ii) any regulator having jurisdiction over JPMorgan Chase & Co. object to this Agreement or any Schedule(s); (iii) JPMC, having deferred all or part of its initial information or operational risk assessment until after the Schedule is executed, reasonably determines that Supplier does not or cannot meet JPMC’s standards; or (iv) there is a change in any Law that impacts JPMC’s use of the Supplier’s products or services. If JPMC terminates for cause, (x) JPMC will have no obligation to pay any termination fee or costs, meet any minimum payment requirements, or pay any penalty, or otherwise be subject to any restriction; and (y) JPMC will pay Supplier for any accepted Deliverables provided prior to the effective date of termination unless such payment is prohibited by law or subject to any applicable set-off right.

(b)	Termination for Convenience.
JPMC may terminate this Agreement or any Schedule(s) for convenience at any time by giving Supplier at least 90 days’ prior written notice of the termination date or such other period set forth in the applicable Schedule. JPMC will remain liable for fees and expenses incurred for all Deliverables Accepted by JPMC pursuant to the terminated Schedule(s) up to the effective date of termination for convenience.

(c)	Termination for OFAC Compliance.
If Supplier or any individual, entity, or organization holding any material ownership interest in Supplier, including any officer or director, is determined at any time to be an individual, entity, or organization with whom JPMC is prohibited from dealing by any United States law, regulation, or executive order, including names appearing on the U.S. Department of the Treasury’s Office of Foreign Assets Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List (the “SDN List”), then Supplier shall be deemed to be in material breach of this Agreement and JPMC shall have the right to terminate this Agreement immediately, without penalty or liability. If JPMC exercises the termination right described herein, JPMC shall pay Supplier for any accepted Deliverables provided prior to the effective date of termination unless such payment is prohibited by law or subject to any applicable set-off right.

19.3    Termination for Financial Insecurity.
(a)    Either party may terminate this Agreement or any Schedule, in whole or in part, for cause as of the date specified in a termination notice if the other party, or, in the case of Supplier, any of Supplier’s Affiliates providing Deliverables to JPMC: (a) files for bankruptcy, (b) becomes or is declared insolvent, (c) is the subject of any proceedings (not dismissed within 30 days) related to its liquidation, insolvency or the appointment of a receiver or similar officer for that party, (d) makes an assignment for the benefit of all or substantially all of its creditors, (e) takes any corporate action for its winding-up, dissolution or administration, (f) enters into an agreement for the extension or readjustment of substantially all of its obligations, or (g) recklessly or intentionally makes any material misstatement as to financial condition. Notwithstanding the foregoing, Supplier may not terminate this Agreement or any Schedule pursuant to this Section to the extent that (i) JPMC continues to adhere to its payment obligations in the Agreement and any applicable Schedule or

(ii) Supplier requests JPMC to make any pre-payments (of no more than 60 days) after an event specified in the above clauses (a) through (g) occurs for any Deliverables and JPMC makes such pre-payment(s).

19.4    Termination for Cause by Supplier.
(a)    Supplier may, upon notice to JPMC, terminate any Schedule if JPMC materially breaches its obligations under that Schedule and does not cure that material breach within 90 days after receipt of Supplier’s notice.

19.5    Termination Assistance Services.
(a)    In connection with the termination of any Schedule, Supplier will provide any and all services reasonably requested by JPMC, or as otherwise provided in the Schedule, to make a smooth transition from the use of Deliverables provided under the applicable Schedule to internal functions or alternate providers. JPMC will pay Supplier the most applicable rates in any Schedule in consideration of those services. However, if JPMC terminates the Schedule for cause, Supplier will provide to JPMC these termination assistance services at no cost or expense to JPMC.

19.6    Survival.

(a)	Effect on Schedules.
After this Agreement terminates, the terms of this Agreement will remain in effect with respect to any Schedule entered into before the termination. However, no Schedule may be entered into under this Agreement after it terminates.

(b)	Surviving Provisions.
After this Agreement or a Schedule terminates or expires, the terms of this Agreement and that Schedule that expressly or by their nature contemplate performance after such termination or expiration will survive and continue in full force and effect. For avoidance of doubt, the provisions protecting Confidential Information, permitting audits, providing for rights of quiet enjoyment, granting perpetual licenses, requiring reimbursement of Losses, requiring indemnification and setting forth limitations of liability each, by their nature, contemplate performance or observance after this Agreement or a Schedule expires or terminates.

20.    GENERAL.
20.1    Interpretation.
(a)    Each party acknowledges that this Agreement has been the subject of active and complete negotiations, and that this Agreement should not be construed in favor of or against any party by reason of the extent to which any party or its professional advisors participated in the preparation of this Agreement.

20.2    Assignment.
(a)    Neither party may assign any rights or delegate any obligations under this Agreement without the prior written consent of the other party. Notwithstanding any such consent, any assignment by Supplier that is not accompanied by an assumption agreement executed by the assignee shall be null and void. However, JPMC may assign this Agreement, any Schedule, or any of its rights hereunder or thereunder, in whole or in part, without Supplier’s consent: (a) to any existing or future JPMC Entity, or (b) to a surviving entity in the case of a JPMC merger, acquisition, divestiture, consolidation or corporate reorganization (whether or not JPMC is the surviving entity). Any assignment or attempted assignment contrary to this Section 20.2 will be a material breach of this Agreement and null and void. This Agreement and each Schedule will be binding upon the successors, legal representatives and permitted assigns of the parties. For purposes of this Section 20.2, any merger, change of control or other combination by operation of law constitutes an assignment.

20.3    Acquisition of Entity with Existing Relationship.
(a)    If any merger or acquisition results in a JPMC Entity and Supplier having in effect other agreement(s) with the same general subject matter as this Agreement, JPMC may, at its option: (a) terminate this Agreement or the other agreement(s) in whole or in part (and without any JPMC Entity having any liability or incurring any additional charges to Supplier), and (b) require Supplier to enter into Schedules or other appropriate documents to move Supplier’s delivery, license and services obligations, in whole or in part, from any terminated agreement to any continuing agreement. If JPMC does move obligations, JPMC will receive the benefit of any enterprise-wide pricing and any volume discounts even if the agreement containing that pricing or those discounts was terminated. Supplier hereby agrees to honor and be bound by the terms and conditions of the agreement chosen, in whole or in part, by JPMC under this clause.

20.4    Counterparts.
(a)    This Agreement, any Schedules and any amendment hereto or thereto may be executed in two or more counterparts (including by facsimile or email attachment), each of which will be considered an original but all of which together will constitute one agreement.

20.5    Disablement of Software and Hardware.
(a)    Except if and to the extent expressly necessary for performance of maintenance or any other servicing or support expressly authorized in writing by JPMC, in no event will Supplier, its agents or employees or anyone acting on its behalf, disable or interfere, in whole or in part, with JPMC or Recipient’s use of any Deliverables or any software, hardware, systems or data owned, utilized or held by JPMorgan Chase & Co., Recipients or customers without the written permission of a corporate officer of JPMC, whether or not the disablement is in connection with any dispute between the parties or otherwise. Supplier understands that a breach of this provision could cause substantial harm to JPMC and to numerous third parties having business relationships with JPMorgan Chase & Co. No limitation of liability, whether contractual or statutory, will apply to a breach of this Section 20.5.

20.6    Nature of Licenses.
(a)    All license rights granted by Supplier pursuant to this Agreement (including the easement right in Section 13.1(f)) (collectively, “License Rights”) are, and will otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (as amended, the “Code”), licenses to rights to “intellectual property” irrespective of how that term is defined in Section 101(35A) of the Code. The parties agree that if bankruptcy or insolvency proceedings are brought by or against Supplier, whether under the Code, any successor statute, or under any other law providing for the relief of debtors (collectively, “Insolvency Laws”), each licensee will retain and may fully exercise all of its rights, elections, and remedies to preserve the License Rights under such Insolvency Laws (whether under Section 365(n) of the Code, any other code section or otherwise), including the right to retain and exercise its rights under this Agreement and any agreement supplementary hereto, the right to continued use of such License Rights during and after the commencement or conclusion of such proceeding, and the right to obtain any intellectual property (or such embodiment) as provided herein or in any agreement supplementary hereto.

20.7    JPMC Delays.
(a)    If a failure of JPMC to perform any of its obligations within the timeframes set forth in this Agreement or any Schedule prevents Supplier from timely performing its obligations, then the relevant dates of Supplier’s performance will be extended by an amount equal to the delay caused by JPMC. The provisions of this Section 20.7 will apply only if Supplier: (a) notifies JPMC promptly (not more than seven days) after the occurrence of an event that constitutes a delay by JPMC under this Section 20.7, and (b) uses commercially reasonable efforts to perform notwithstanding JPMC’s failure to perform. JPMC’s failure to perform any of its stated operational responsibilities or provide any JPMC resources expressly required pursuant to a Schedule will neither constitute a breach nor give rise to any right to terminate this Agreement or any Schedule.

20.8    Model Analysis.
(a)    To the extent a Deliverable is used by or for JPMC to value positions, measure exposure or evaluate risk (collectively, the “Models”), including to facilitate JPMC’s compliance with regulatory and management requirements to fully understand and explain the Models used for its businesses, promptly after request from JPMC and at no additional charge, Supplier will (a) deliver to JPMC documentation sufficient to enable a detailed understanding of the methodology, analysis and calculations that are referenced, included or implemented in the development or use of the Models (collectively, “Model Analysis”) so as to enable JPMC to review and explain the Models; and (b) make qualified Supplier Personnel available to JPMC and its designees (including regulators and other Auditors) to provide “plain English” explanations of any such Models or Model Analysis. Any such documentation and explanation is subject to Section 13.

20.9    Headings.
(a)    The headings in this Agreement are for convenience of reference only. They are not to affect the interpretation of this Agreement.

20.10    Independent Contractors.
(a)    Supplier and JPMC will at all times be independent contractors. Neither party will have any right, power or authority to enter into any agreement for or on behalf of, or to assume or incur any obligation or liabilities, express or implied, on behalf of or in the name of, the other party. Accordingly, Supplier will ensure that no Supplier Personnel sign any documents on behalf of JPMorgan Chase & Co. without the express prior written consent of JPMC, which JPMC may withhold or condition in its sole discretion. This Agreement will not be interpreted or construed to create an association, joint venture or partnership between the parties or to impose any partnership obligation or liability upon either party. Except as set forth in the applicable Schedule, each party’s employees, methods, facilities and equipment will at all times be under its exclusive direction and control. Unless expressly provided otherwise, each Party shall bear its own costs and expenses incurred in connection with this Agreement.

20.11    Insurance.
(a)    Within five Business Days after the execution of this Agreement or before commencing the provision of Deliverables or permitting any subcontractor to commence the provision of Deliverables, whichever is earlier, Supplier will, at its own cost and expense, procure and maintain in full force and effect throughout the Schedule Term the insurance policies listed in the Insurance Exhibit attached hereto.

20.12    No Liens.
(a)    Supplier will not and will not permit Supplier Personnel to file, any mechanic’s or materialman’s liens or any security interests on or against property or realty of JPMC to secure payment under this Agreement. If any liens or interests arise as a result of Supplier’s action or inaction, Supplier will remove the liens at its sole cost and expense within ten Business Days.

20.13    No Modification.
(a)    No supplement, alteration, amendment, modification or change of this Agreement will be valid or binding unless in writing and signed by an authorized representative of the party to be bound. The terms of this Agreement will supersede any click-wrap, shrink-wrap or browse-wrap agreements or any other documents containing terms and conditions related to the Deliverables as well as any conflicting provision in any purchase order, invoice or order acknowledgement unless such agreements, terms and conditions, that purchase order or order acknowledgement (each, a “Conflicting Document”) is signed by both parties and the provision in the Conflicting Document indicates with specificity which provision(s) in this Agreement it takes precedence over. Payment of an invoice does not constitute an agreement to the content of the invoice.

20.14    Other Suppliers.
(a)    This is not an exclusive agreement. Supplier acknowledges that JPMC uses (and reserves the right to continue to use) other suppliers to provide goods, licensed material and services that are similar or related to the Deliverables. Supplier will, to the extent reasonably requested by JPMC, cooperate in good faith and in a timely manner with JPMorgan Chase & Co.’s other suppliers to allow the suppliers to efficiently perform services for JPMorgan Chase & Co. and its customers.

20.15    Rights and Remedies Cumulative.
(a)    Unless expressly stated otherwise in this Agreement, all rights and remedies provided for in this Agreement will be cumulative and in addition to, and not in lieu of, any other remedies available to either party at law, in equity or otherwise. If JPMC has a choice of one action “or” another action, JPMC may take both of those actions.

20.16    Severability.
(a)    If any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any provision of this Agreement is held invalid or unenforceable by a court of competent jurisdiction, that provision will be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable Law. The remaining provisions of this Agreement and the application of the challenged provision to persons or circumstances other than those as to which it is invalid or unenforceable will not be affected thereby, and each of those provisions will be valid and enforceable to the full extent permitted by law.

20.17    Subcontractors.
(a)    Supplier will not subcontract the provision of any Deliverable or any portion of any Deliverable where the subcontractor will (i) have access to JPMC Data or material non-public information; (ii) provide a material component of the Deliverable (including as may be identified in the applicable Schedule); (iii) provide a service, feature or functionality that is customer-facing or web-facing; or (iv) use any name, trademark, logo or other identifying marks of JPMorgan Chase & Co., without: (a) first performing due diligence into the financial and operational stability of the proposed subcontractor, (b) notifying JPMC of the components of the Deliverables affected, the scope of the proposed subcontract, the identity and qualifications of the proposed subcontractor (including where the subcontractor is based and from what location the Deliverables will be provided) and the reasons for subcontracting the work in question; (c) causing the proposed subcontractor to agree in writing to perform and be subject to all of Supplier’s obligations under this Agreement; and (d) obtaining JPMC’s prior written approval of that subcontractor. Supplier shall provide JPMC with Supplier’s criteria for assessing the subcontractor’s financial and operational stability and a copy of the subcontractor agreement. JPMC may revoke its approval of, or require the removal of, any subcontractor by giving Supplier 30 days’ prior notice describing a reasonable basis for the revocation or removal. Notwithstanding any approval by JPMC, Supplier will remain solely responsible for all Deliverables and will be liable for any subcontractor’s failure to perform or abide by the provisions of this Agreement. The foregoing (and each other provision of this Agreement and the applicable Schedule relating to subcontractors) applies to further subcontracting by Supplier’s subcontractors and their subcontractors, regardless of tier.

20.18    Third Party Beneficiaries.
(a)    Supplier acknowledges and agrees that each JPMC Entity is an intended third party beneficiary of this Agreement and is entitled to rely upon all rights, representations, warranties and covenants made by Supplier in this Agreement to the same extent as if each of those JPMC Entities were JPMC hereunder. For the avoidance of doubt, all rights and benefits granted under this Agreement to JPMC will be deemed granted directly to JPMorgan Chase & Co. Otherwise, no third party will be deemed to be an intended or unintended third party beneficiary of this Agreement.

20.19    Time is of the Essence.
(a)    Supplier acknowledges that time is of the essence with respect to the performance of Supplier’s obligations to JPMC.

20.20    Waivers.
(a)    The failure of either party to enforce strict performance by the other party of any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver to any extent of that party’s right to assert or rely upon any provision of this Agreement or right in that or any other instance. A delay or omission by JPMC or Supplier to exercise any right or power under this Agreement will not be construed to be a waiver of that right or power. Waiving one breach will not be construed to waive any succeeding breach. All waivers must be in writing and signed (not in electronic form) by the party waiving rights.

20.21    English Language.
(a)    The official language of the Agreement, its Exhibits and Schedules will be the English language, and Supplier will prepare and maintain reports and other documentation related to this Agreement in English.

20.22    Entire Agreement.
(a)    This Agreement, including the Exhibits attached to this document (which are hereby incorporated into this Agreement by reference), and every Schedule executed under this Agreement, constitutes the entire agreement of the parties, superseding all prior agreements and understandings as to the subject matter hereof, notwithstanding any oral representations or statements to the contrary heretofore made.

END OF BODY OF AGREEMENT

INSURANCE EXHIBIT

Supplier, within five Business Days after the execution of this Agreement or before commencing the provision of Deliverables or permitting any subcontractor to commence the provision of Deliverables, whichever is the earlier, will procure, maintain and evidence, at its own expense, the following required insurance of the following kinds and limits, with companies carrying a minimum A.M. Best Financial Strength Rating of A-VIII (Excellent with a policyholder surplus of $100,000,000 to $250,000,000), and if applicable, Fitch Ratings (Long Term Rating) with a minimum interactive financial strength rating of at least “A-“ and $50mm in unencumbered policyholders surplus, Moody’s (Global Long Term Rating) with a minimum interactive financial strength rating of at least “A3” and $50mm in unencumbered policyholders surplus, and Standard & Poor’s (Long-Term Insurer Financial Strength Ratings) of at least “A” and $50,000,000 in unencumbered policyholders surplus, and permitted to insure risks in each jurisdiction where a claim or claims might arise or who are otherwise acceptable to JPMC. Should Supplier at any time neglect or refuse to provide the required insurance, or should such insurance be canceled, JPMC will have the right, but not the obligation, to procure such insurance and the cost of such insurance will be deducted from monies then due or thereafter to become due to Supplier, or to terminate this Agreement. Supplier may carry, at its own expense, such additional insurance as it may deem necessary. Supplier will not be deemed to be relieved of any responsibility by the fact that it carries insurance.

A.	REQUIRED INSURANCE.
(i) Where the Deliverables are rendered within the U.S. Workers’ Compensation and Employer’s Liability Insurance and where the Deliverables are rendered outside of the U.S.: compulsory social scheme or equivalent insurance policy, in accordance with the applicable laws of (a) the State of New York or (b) the state or country in which the Deliverables are to be provided or performed or (c) the state or country in which Supplier is obligated to pay compensation to employees engaged in the performance or provision of the Deliverables. The policy limit under the Employer’s Liability Insurance section will not be less than $1,000,000 for any one accident and will include a waiver of subrogation against JPMorgan Chase & Co. and its subsidiaries, agents, officers, directors and employees. If the Supplier is a sole proprietor and qualifies for exemption, Supplier will provide to JPMC evidence of exemption in the form of a certificate of exemption, affidavit of exemption or its equivalent received from the State’s Workers Compensation Division. The required limit of liability may be satisfied through a combination of primary Employer’s Liability and Umbrella Liability insurance.

(ii) Where the Deliverables are rendered within the U.S.: Commercial General Liability Insurance written on ISO occurrence form CG 00 01 (or a substitute form providing equivalent coverage) and where the Deliverables are rendered outside of the U.S.: Public Liability Insurance, or equivalent, insurance policy, covering claims related to or arising from the Deliverables, the performance and provision of the Deliverables and everything incidental thereto, with limits of not less than $2,000,000 per occurrence, or in whatever higher amounts as may be requested by JPMC from time to time and mutually agreed, in writing, by the parties, and extended to cover: (a) Contractual Liability, with defense provided in addition to policy limits for indemnitees of the named insured; (b) if any of the Deliverables are subcontracted, Independent Contractors Liability providing coverage in connection with such portion of the Deliverables which may be subcontracted; (c) Broad Form Property Damage Liability; (d) Products & Completed Operations; (e) Personal and Advertising Injury Liability and (f) Hired and Non-Ownership Automobile Liability, if not covered under Automobile Liability Insurance. To the extent available, the policy will include: (x) a waiver of subrogation against all parties named as additional insureds, (y) a severability of interest provision and

(z) “JPMorgan Chase & Co. and any and all subsidiaries, directors, officers, employees, and agents as their interest may appear” as additional insureds or an indemnity to principals clause. If such Commercial General Liability insurance contains a general aggregate limit, it will apply separately to the location or project that is the subject of the applicable Schedule. The Commercial General Liability Insurance required under this paragraph will be raised to not less than $5,000,000 per occurrence combined single limit if Supplier’s provision of the Deliverables, in the ordinary course, involves hazardous trades (e.g., mechanical, electrical, plumbing or construction services or trades requiring the use of heavy machinery). The required limit of liability may be satisfied through a combination of primary Commercial General Liability and Umbrella Liability insurance.

(iii) If automobiles or other vehicles are used in connection with the performance or provision of the Deliverables, Automobile Liability Insurance written on ISO occurrence form CA 00 01 (or a substitute form providing equivalent coverage) for any auto, including owned, hired, and non-owned automobiles and other vehicles, with bodily injury and property damage limits of not less than $2,000,000 each accident limit. To the extent available, the policy will include “JPMorgan Chase & Co. and any and all subsidiaries, directors, officers, employees, and agents as their interests may appear” as additional insureds and a waiver of subrogation against all parties named as additional insureds. The Automobile Liability Insurance required under this paragraph will be raised to not less than $5,000,000 each accident limit if Supplier’s provision of the Deliverables, in the ordinary course, involves hazardous trades (e.g., mechanical, electrical, plumbing or construction services or trades requiring the use of heavy machinery). The required limit of liability may be satisfied through a combination of primary Automobile Liability and Umbrella Liability insurance.

(iv) If Supplier transports the property of JPMC or JPMC’s customers, All Risk Motor Truck Cargo Insurance or All Risk Transit and Premises Insurance with limits of not less than the replacement cost value, including reconstruction coverage in an amount of not less than $250,000, with no per item limit, covering property of JPMC or JPMC’s customers while on the premises of, in transit with or otherwise in the possession of Supplier Personnel. This policy will name JPMC as loss payee.

(v) If Supplier will be performing or providing Deliverables on JPMC premises, have access to JPMC tangible property or have control of or access to JPMC systems, accounts, money, or securities, Commercial Blanket Bond or an equivalent insurance policy covering all Supplier Personnel while engaged in connection with the Deliverables with a limit of not less than $10,000,000 per loss and including coverage for property of others in possession of Supplier Personnel while performing or providing the Deliverables. This policy will name JPMC as loss payee.

(vi) To the extent Supplier holds, stores, stages, works upon or in any manner possesses personal property that is owned, held, or leased by, or the responsibility of JPMC or any of its customers, All Risk property damage insurance or Special Causes of Loss Form property insurance including coverage for loss caused by fire, flood, sprinkler leakage, windstorm, or earthquake in an amount equal to the replacement cost of such property. Flood insurance will be required only to the extent that the property is within an area designated as having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973 (42 U.S.C. 4001-4128) or any amendments or supplements thereto or substitutions therefore (collectively, the “National Flood Insurance Program”). The insurance carried in accordance with this subsection (vi) will contain an endorsement that provides that JPMC will be named as a loss payee relative to any loss or damage to the property described in this subsection (vi), and JPMC’s interest in any claim under Supplier’s insurance will be primary to and non-contributing with any interest of Supplier or any other party included under Supplier’s insurance.

(vii) To the extent that Supplier provides software, hardware, software or system development, consulting services, Internet/Application Service Provider services (e.g., outsourced functions such as web-hosting), or any other technology service, Technology Errors & Omissions (or technology professional liability coverage) insurance, including coverage for loss or disclosure of electronic data, media and content rights infringement and liability, network security failure and software copyright infringement liability due to the failure of Supplier’s products or services with limits of not less than $10,000,000 per occurrence.

(viii) To the extent that Supplier provides content, Media Errors & Omissions (or Media Liability) insurance, including coverage for loss or disclosure of electronic data, media and content rights infringement and liability, with limits of not less than $10,000,000 per occurrence.

(ix) If Supplier has access to Confidential Information, Privacy and Network Security (sometimes otherwise known as Cyber Liability) coverage which includes providing protection against liability for (a) system attacks, (b) denial or loss of service attacks, (c) spread of malicious software code, (d) unauthorized access and use of computer systems, (e) crisis management and customer notification expenses, (f) privacy regulatory defense and penalties and (g) liability arising from the loss or disclosure of confidential data with coverage limits of not less than $50,000,000 per occurrence. Such policy will include “JPMorgan Chase & Co. and any and all subsidiaries, directors, officers, employees, and agents as their interests may appear” as an additional insured. Such policy shall not include “cross-liability” or “insured vs insured” exclusion provisions, or other similar provisions that would bar, restrict, or preclude coverages for claims by JPMC.

To the extent that the policies of insurance set forth in items (vii), (viii) and (ix) provide coverage for claims of liability or indemnity by Supplier, the contract of insurance shall take precedence, and no provision of this agreement shall be construed to relieve an insurer of any obligation to pay claims to Supplier which would otherwise be a covered claim in the absence of any provision of this agreement.
Each of the policies of insurance set forth in items (vii), (viii) and (ix):

•	shall contain severability for the insured organization for any intentional act exclusions.

•	may apply on a claims-made basis, provided the policy is maintained for a period of two (2) years after acceptance of the deliverables and/or services provided in connection with this Agreement.

•
shall cover consequential or vicarious liabilities (e.g., claims brought against JPMC due to the wrongful acts and failures committed by Supplier) and direct losses (e.g., claims made by JPMC against Supplier for financial loss due to Supplier’s wrongful acts or failures).

(x) Professional Liability/Errors and Omissions Liability Insurance in the amount of not less than $10,000,000 per claim covering loss arising from claims alleging wrongful acts including errors or omissions committed by Supplier, its employees, or agents in the provision of or failure to render professional services. If the policy is written on a claims-made basis, the coverage must remain in force for a period of at least two years following the provision or performance of the Deliverables.

B.	CERTIFICATES OF INSURANCE; GENERAL.
(b)    Upon JPMC’s request, Supplier shall provide Certificates of Insurance certifying compliance with the above required insurance. Certificates of Insurance will include a copy of the insurance policy endorsements or policy provisions providing the following: (i) JPMC has been included as an additional insured where required, (ii) subrogation is waived where required; (iii) Supplier’s insurance is primary, and all insurance maintained by JPMorgan Chase & Co. is excess and secondary and shall not contribute with Supplier’s insurance; and (iv) all insurance will not be canceled or substantially changed without 30 days’ prior notice to JPMC.

(c)    Supplier agrees to be liable for all costs within the deductibles and self-insured retentions.

(d)    With respect to additional insured endorsements, coverage will be no less broad than one or the other of the following alternatives: (a) the coverage afforded to the named insured under the policy with respect to the Deliverables to be provided or performed under this Agreement; or (b) the coverage afforded by Insurance Services Office Endorsement entitled (“Additional Insured – Designated Person or Organization”).

Additional insured status for JPMorgan Chase & Co. and any of its subsidiaries, directors, officers, agents, employees or any other party required to be named as additional insureds under this Agreement will extend to the full limits of liability maintained by the Supplier even if those limits of liability are in excess of those required by this Agreement.

Supplier’s insurance will be primary and all insurance carried by JPMorgan Chase & Co. is strictly excess and secondary and will not contribute with Supplier’s insurance.

The requirements of this Agreement as to insurance limits, acceptability of insurers, and insurance to be maintained by Supplier are not intended to and will not in any manner limit or qualify the liabilities and obligations assumed by Supplier under this Agreement. Failure of JPMC to demand such certificate or other evidence of full compliance with these insurance requirements or failure of JPMC to identify a deficiency from evidence that is provided shall not be construed as a waiver of Supplier’s obligation to maintain such insurance.

(e)    Supplier will, on request, permit JPMC to examine original insurance policies and certificates.

(f)    Supplier understands that if a Supplier employee is injured while performing operations for JPMC under this Agreement, and that the injured employee brings claim against JPMC, the indemnification agreement herein may allow JPMC to tender that employee’s claim to Supplier and its liability insurance company. In support of this intent, where allowed or required by law, Supplier agrees to specifically and expressly waive its immunity under the applicable State workers’ compensation or similar act. However, Supplier’s waiver of immunity extends only to claims against Supplier by JPMC, and does not include, or extend to, any claims by Supplier’s employees directly against Supplier. Further, Supplier understands that the indemnification obligation to JPMC under this Agreement is not limited by the amount or type of compensation or benefits payable to or for any third party under works compensation or similar acts.

(g)    In the event that Deliverables are performed or provided by persons other than Supplier who are not parties to any Agreement with JPMC, Supplier will arrange to have such subcontractors furnish to Supplier evidence of insurance, subject to terms and conditions determined adequate to satisfy Supplier, at least two weeks prior to commencing with the performance or provision of such Deliverables. It is understood and agreed that Supplier’s determination of the adequacy of the insurance carried by subcontractors in no way relieves Supplier from liability assumed by Supplier or insurance required of Supplier.

END OF DOCUMENT

Exhibit 10.1
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE #1

This Schedule #1 (“Schedule”) is entered into as of May 4, 2018 (“Schedule Effective Date”) pursuant to the Master Agreement by and between CARDLYTICS, INC. (“Supplier” or “Cardlytics”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMC”) (individually a “Party” and collectively the “Parties”) with an effective date of May 3, 2018 (“Agreement”). This Schedule is hereby made a part of, and is subject to, the terms and conditions of the Agreement. To the extent that there is any conflict or inconsistency between the terms and conditions contained in this Schedule and those set forth in the Agreement, the Agreement will prevail unless this Schedule specifically states that the term in this Schedule will prevail. Capitalized terms not specifically defined herein shall have the meaning set forth in the Agreement and the interpretation of certain terms shall be as set forth in Section 1.5 (Interpretation of Certain Terms) of the Agreement. References to “payment devices” (i) will be interpreted broadly, (ii) is not exclusive to physical payment cards, and (iii) includes physical, virtual and digital payment methods and accounts. In consideration of the mutual promises, agreements, and conditions stated herein, the Parties agree as follows:

1.	TERM

a)
Term and Termination. The term of this Schedule shall begin on the Schedule Effective Date and continue until the seventh anniversary of Launch (the “Initial Term”). The Parties will take reasonable efforts to make the Services contemplated by this Schedule available to Customers in [***], and the “Launch” for purposes hereof shall be the date such Services are made generally available to JPMC’s customers. Upon the expiration of the Initial Term, this Schedule will automatically renew for successive 12-month periods (each a “Renewal Term”); provided that not less than [***] months and not more than [***] months prior to the expiration of the Initial Term and any Renewal Term, Supplier will notify JPMC of the pending term renewal and whether it desires to renew the Schedule. After receipt of such notice, and provided that Supplier desires to renew the Schedule, JPMC will have the right to not renew the term of this Schedule by providing Supplier with notice of its intention not to renew within [***] days of receiving said notice from Supplier, otherwise, this Schedule will renew for a Renewal Term. The Initial Term and any Renewal Terms are collectively referred to as the “Term.” The foregoing shall prevail over any contrary terms in Section 1.4 (Schedule Term) of the Agreement.

2.	SERVICE PARTNERSHIP

a)
Development of the Platform. Supplier’s Targeted Marketing System (“Supplier TMS”), which manages the matching, serving, and redemption of marketing offers (“Offers”) of Reasonable Value to certain end-users of JPMC’s payment devices and accounts (“Customers”), serves as the underlying platform for the Services (as defined below). “Reasonable Value” means a commercially reasonable value which is likely to serve as an incentive to an average Customer to complete a Qualifying Transaction. For example, in most instances an Offer of less than [***]% cash back would not provide Reasonable Value; an Offer of [***]% or more cash back would provide Reasonable Value. Supplier and JPMC will cooperate to develop the systems, technologies, relationships, and training to enable JPMC to electronically interface with Supplier’s Offer Placement System (“Supplier OPS”) servers in Supplier’s data center with a dedicated circuit to JPMC’s data center, in accordance with the terms of this Schedule and the Agreement.

b)	Services Generally. The services to be provided by Supplier to JPMC under this Schedule (collectively the “Services”) include the development, management, and administration of

[***] = CONFIDENTIAL TREATMENT REQUESTED

advertising campaigns for certain merchants approved by JPMC in accordance with this Schedule (“Participating Advertisers”) to Customers via the online and digital channels designated by JPMC in its sole discretion, and Supplier will not charge Participating Advertisers an additional fee based on the JPMC channels supported or used. Unless otherwise agreed to by the Parties, such channels will include:

i.	JPMC’s online banking platforms (“Online Banking”);

ii.	JPMC’s mobile banking platforms (“Mobile Banking”), which in JPMC’s discretion may include platforms such as Finn by Chase;

iii.	An unauthenticated JPMC-branded site (the “Unauthenticated Branded Site”) that Customers will be directed to via targeted emails (“Activatable Email”);

iv.	JPMC’s [***]; and

v.	Such other platforms, upon [***], including Offer inclusion within other third-party wallet platforms with whom JPMC has a business relationship.
As part of the Services, Supplier will build advertising campaigns that target Customers with particular spend behaviors based on variables such as [***]. Subject to Section 3, any combination of these variables may be used to develop a Participating Advertiser campaign. Supplier will enable certain advertising campaigns to be displayed via the JPMC channels described in this Section.

c)	Supplier’s Responsibilities. As part of, and in support of, the Services, Supplier will undertake the following:

i.
Assume sole responsibility for the Services and the design, development, implementation, maintenance, compliance, administration, and on-going enhancement of the System including the Supplier TMS and Supplier OPS;

ii.	Form and maintain compliant relationships with merchants;

iii.	Subject to Section 2(e), publish, manage, administer and execute Offer campaigns in accordance with the Agreement and this Schedule;

iv.	Set ad pricing with Participating Advertisers pursuant to separate agreements between Supplier and Participating Advertisers [***];

v.	Install, operate, maintain and enhance the Supplier TMS and the Supplier OPS;

vi.
In accordance with Section 5, and [***] unless otherwise agreed to in writing by the Parties, host the System including the Supplier TMS and Supplier OPS at Supplier’s data center in a manner that (x) ensures only when expressly permitted by this Schedule may JPMC Data be accessed, obtained or transmitted; and (y) protects Customer-identifiable data; (z) furthermore, Supplier shall alert JPMC if Customer-identifiable information is inadvertently transmitted to Supplier and work with JPMC to resolve any such instance;

vii.
Provide other ongoing hosting services for that are necessary for the System including the Supplier TMS and Supplier OPS, including managing and being responsible for any firewalls, routers, servers, switches, telecommunication lines and other equipment, software, bandwidth and services necessary for the proper operation and maintenance of the System including the Supplier TMS and Supplier OPS;

viii.
In conjunction with JPMC, engineer, procure and maintain network connections between the parties’ data centers to enable Daily Feed data to be replicated on and synchronized with Supplier’s servers and updates thereto to be exchanged periodically between the parties;

ix.	Provide ongoing maintenance and support for the System including the Supplier TMS and Supplier OPS, including creating and installing bug fixes and updates, creating backups of

[***] = CONFIDENTIAL TREATMENT REQUESTED

JPMC data, and providing disaster recovery services, problem root-cause analysis, and System including the Supplier TMS and Supplier OPS performance reports;

x.
Provide dedicated technology support to JPMC for problems, questions or concerns relating to the System, Supplier TMS, the Services, the Supplier OPS and other items provided by Supplier in accordance with Attachment 2;

xi.	Perform the Services so as to meet or exceed the required levels of quality, speed, availability, capacity, reliability or other characteristics of the Services as set forth in Attachment 2;

xii.	Provide dedicated client management support to JPMC;

xiii.	Provide training to enable JPMC to address inquiries from Customers, and understand web based applications, Supplier TMS and any other items JPMC reasonably requests;

xiv.	Provide integration work and training on the Supplier TMS as necessary for activities under this Schedule;

xv.	Timely pay all fees or expenses owed by Supplier to third parties including set-up, equipment or on-going hosting costs and fees associated with the System, Supplier TMS, Supplier OMS or the Services;

xvi.	[***] provide the resources and software that is reasonably appropriate or necessary to operate Supplier’s responsibilities required by the Services;

xvii.	Manage all invoicing and collection activities associated with Offers and the Services unless JPMC has designated it will perform such activities [***];

xviii.	Provide to JPMC APIs, demos and other materials as may be reasonably requested by JPMC to facilitate the Services, and SDKs as agreed to by the parties;

xix.	Provide JPMC with a daily OPS extract report containing some or all the fields listed in Attachment 6, as directed by JPMC, or as otherwise agreed to by the Parties;

xx.
Provide JPMC with such other reports and access to data relating to the Services as may be reasonably requested by JPMC; provided, however, that this provision shall impose no obligation on Supplier to provide JPMC with confidential data of another financial institution client of Supplier, the provision of which breaches Supplier’s contractual confidentiality obligations to such entity;

xxi.	Develop and maintain processes and procedures reasonably acceptable to JPMC for the prevention of, and monitoring for, fraud and abuse;

xxii.
Protect against inaccurate redemptions and inappropriate redemptions (i.e., redemptions that are not consistent with the terms of a given Offer) and hold, review and confirm accuracy of redemptions that indicate they are: (1) duplicates; (2) statistical deviations; or (3) such other items as reasonably requested by JPMC;

xxiii.	[***] with mutually agreed upon [***] in mutually agreed upon manners, which may include:

1.	[***];

2.	[***] into [***] agreements upon JPMC providing notice of [***];

3.	Working with JPMC to enable: [***] specific Offers, and (ii) Offers that [***]; and

4.	For [***] upon JPMC providing notice of [***].

xxiv.	Support and implement, for any particular Customer designated by JPMC, payment device suppressions and opt outs provided, or requested, by JPMC;

xxv.
At JPMC’s request and in accordance with Section 6(b), (a) support, with Participating Advertiser consent and after consultation with Supplier, Offers targeted at JPMC’s direction; and (b) support real-time data exchanges from or to JPMC of information;

[***] = CONFIDENTIAL TREATMENT REQUESTED

xxvi.	At JPMC’s request and in accordance with Section 6(b), and upon Supplier’s consent to the given proposal, (a) [***]; and (b) [***];

xxvii.
In the event JPMC elects to participate in real-time messaging alerts regarding Offers and is willing to implement the necessary requirements, provide the technology and support necessary for JPMC’s implementation and operation of same;

xxviii.
Consult with JPMC and comply with JPMC’s reasonable requests to ensure Offer algorithms and targeting mechanisms do not encourage or otherwise incentivize Customers to divert spend from one category of payment device to another including the provision of analytics and development of processes with JPMC to monitor, prevent, and resolve same;

xxix.	Refrain from any Customer contact absent JPMC’s prior written consent in each instance;

xxx.	Support [***] including the display of [***] and the facilitation of [***];

xxxi.	Resolve any of [***] by [***]; and

xxxii.	Such other items reasonably requested by JPMC and agreed to by Supplier.

d)	JPMC’s Responsibilities. In support of the Services, JPMC will undertake the following:

i.
Develop jointly with Supplier an initial technology integration plan, including format and connectivity, and outlining how JPMC will implement said technology integration plan. It being acknowledged and agreed each Party shall [***] associated with implementation, unless otherwise agreed to by the parties.

ii.	Deliver to Supplier the following information for Supplier’s initial testing and integration:

1.	Test Daily Feed data

2.	Testing environment for user interface and user experience

3.	Test email from email provider

iii.
Provide a daily feed to the Supplier OPS of anonymized and de-identified data (as further outlined in Attachment 1) (“Daily Feed”) which Supplier agrees to use solely in order for Supplier to perform Daily Processing (as defined below) and the Services expressly set forth in this Schedule. The Daily Feed will contain the data elements set forth in Attachment 1. The Daily Feed will be provided no more than [***] after the posted transaction date and shall be provided at a mutually agreed upon cadence, schedule and frequency, but under no circumstances less than once every twenty-four (24) hours. In the event that JPMC has actual knowledge of same, JPMC will take reasonable efforts to inform Supplier of any errors in or delays to the Daily Feed or of any planned changes to the Daily Feed that will impact Supplier’s use of the Daily Feed. “Daily Processing” means the data loading and updating required as part of the essential functionality of the Supplier TMS and provided in accordance with this Schedule, including processing transactions, targeting, redemptions, updating customer accounts to reflect changes in fields listed in Attachment 1, batch to portal sync, and the Daily Feed data a pull.

iv.
Promptly after (a) this Schedule is executed, and (b) any of JPMC’s high-severity third party oversight Supplier Risk Assessment findings have been resolved, deliver to Supplier a one-time [***] historical data feed (“Historical Data Feed”) containing the same data elements as outlined in Attachment 1, as well as provide a file containing these data elements each subsequent month until the Daily Feed is established. Once provided, any information provided in the Historical Data Feed and any monthly data feeds shall be considered part of the ‘Daily Feed’ for purposes of this Schedule.

[***] = CONFIDENTIAL TREATMENT REQUESTED

v.	Work with Supplier in good faith to implement through multiple phases the capabilities that JPMC reasonably determines to be necessary for the utilization and implementation of the Services.

vi.	Provide cardholder terms and conditions to Customers which allow the Services to be offered.

vii.	Provide Level 1 Customer support (as defined by JPMC) and be the initial point of contact for all Customers in accordance with JPMC’s standard processes.

viii.	Pay for and provide the resources and software that is necessary to operate JPMC’s responsibilities required by the Services.

ix.
Remove any Customer or end-user from the Service due to fraud or abuse, upon reasonable request from Supplier, and reasonably assist Supplier in its correction of any erroneous redemptions; provided that the foregoing shall in no manner be a limitation on JPMC’s right to manage as set forth in this Schedule and JPMC reserve the right to reject any such requests from Supplier in its sole discretion.

x.
Subject to Section 3 of this Schedule, share [***] ([***] unless otherwise mutually agreed to by the parties) to facilitate specifically JPMC- approved use cases and not otherwise. Notwithstanding the foregoing, JPMC will have no obligation to [***].

xi.
In conjunction with Supplier, and if applicable, engineer, procure and maintain network connections between the Parties’ data centers to enable required JPMC Data to be replicated on and synchronized with Supplier’s servers and updates thereto to be exchanged periodically between the Parties in accordance with the terms of this Schedule.

xii.
Within [***] days of the [***], conduct a [***] review and define a [***] for the Services provided to JPMC under this Schedule at Launch.  JPMC will in good faith consider the best practices provided by Supplier and adopt such best practices which JPMC reasonably determines to be appropriate.  Once JPMC has completed its [***], JPMC will present such [***] to Supplier for comment.  Thereafter, Supplier and JPMC will negotiate in good faith to determine the [***] which is mutually acceptable to the Parties.  The agreed upon [***] will be incorporated into this Schedule as Attachment 3.   If for any reason the Parties cannot agree to a [***], either Party may [***] without consequence until an agreed-upon [***] has been confirmed.  After the Launch, JPMC will work with Supplier in good faith to provide a [***] which JPMC [***] after [***].

e)
Marketing Control Procedures. Supplier will screen Participating Advertisers and individual ads to ensure that they meet both Supplier’s and JPMC’s legal, compliance, merchant, advertiser, media, and messaging standards. JPMC will have the ability to control Participating Advertiser campaigns in the following manner (“Control Procedures”):

i.
Category Elimination. JPMC can eliminate any Participating Advertiser or category of advertisers from placing offers to Customers at any time in its sole discretion. Supplier will also permit and support such eliminations at the [***] level, provided that JPMC has provided Supplier with data to accurately identify the [***] level at issue. Prior to Launch, JPMC will identify categories and/or advertisers to so exclude and provide a corresponding list of exclusions to Supplier. In the event JPMC or Supplier requests the elimination of a Participating Advertiser during a campaign for such Participating Advertiser, the Parties will confer in good faith to resolve same.

ii.	Participating Advertiser Approval Tool. JPMC will have access to an approval tool to preview all Participating Advertiser campaigns and Offers that are scheduled to be published

[***] = CONFIDENTIAL TREATMENT REQUESTED

to Customers. Prior to submittal to JPMC within the approval tool, Supplier will ensure any Participating Advertiser campaigns and Offers placed within the approval tool include and satisfy the Offer disclosures and template requirements previously approved by JPMC. JPMC has the right to not approve any Participating Advertiser for any reason, or no reason, while the advertiser is in the “approval queue,” which will be for a period no shorter than [***]. The tool will also permit JPMC to approve, or not approve, at the [***] level, provided that JPMC has provided Supplier with data to accurately identify the [***] level at issue. In the event that JPMC [***] with respect to the campaign while the campaign is in the “approval queue,” the campaign shall be deemed to be [***]. JPMC shall [***] monitor the “approval queue” and [***] within the above-referenced window. Supplier will maintain complete and accurate records of JPMC’s responses and communications within approval tool and will provide JPMC and its Auditors access to such records upon request.

iii.
Information Regarding [***]. During the Parties’ quarterly meetings outlined in Section 6(e), the Parties will collaborate with respect to the [***]. The Parties will endeavor to plan for any [***]. Notwithstanding anything to the contrary, [***] may elect the [***], in its sole discretion, so long as such allocation is not made in bad faith.

iv.
Marketing Material Review. Prior to any publication, the Parties will coordinate and facilitate the review and approval by JPMC of any external marketing materials, user interfaces, websites, communications, or other Customer-facing materials related to the Services that also specifically relate to or identify JPMC or a JPMC payment device (including notifications in the event of a Security Breach). Upon Supplier’s submission for review, JPMC will timely (and in no event more than [***] Business Days from receipt of materials in final form) approve or disapprove the proposed marketing materials. Notwithstanding anything to the contrary, in no event may Supplier publish materials to Customers without JPMC’s prior approval. If any marketing materials or Customer communications are disapproved, JPMC shall specify in writing (email will suffice) reasons for such disapproval and state what corrections or improvements are necessary. After making the necessary corrections or improvements, Supplier will resubmit all revised materials to JPMC review and written approval to proceed. The Parties will work in good faith to design processes for providing input and guidance, ongoing project management, and timelines for making systemic changes. The materials and communications provided by Supplier will meet JPMC’s requirements for accessibility (including WCAG 2.0) and JPMC’s reasonable and documented requirements for foreign language support.

v.
Removal of Certain Marketing Materials. Supplier agrees that if JPMC makes a request to remove or update marketing materials due to a change in Laws, Supplier will use best efforts to make such change as quickly as possible, to minimize the time period, if any, when any such marketing materials do not comply with such Laws. Supplier further agrees that if JPMC makes a request to remove or update such marketing materials in response to a request or formal action taken by any government, any state or political subdivision thereof and any person or entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government, whether federal, state, local, or territorial, that asserts jurisdiction over the subject matter and the person or entity at issue (the “Governmental Body”), Supplier will adhere to the timing required by the Governmental Body for JPMC to make such change in any such request or formal action.

[***] = CONFIDENTIAL TREATMENT REQUESTED

vi.
Right to Suspend. Notwithstanding any other provision of this Schedule, upon written notice to Supplier, JPMC may restrict or suspend any marketing effort, including in connection with a specific channel or marketing activity (or a portion thereof), to the extent that, in JPMC’s reasonable judgment, such effort has, will or may result in: (a) any violation of Laws by either Party; (b) excessive fraud activity, or credit or other losses related to JPMC payment devices or Customers; (c) [***]; and/or (d) any other material adverse impact on JPMC. Supplier shall cooperate in connection with any such JPMC restriction or suspension. Prior to any such JPMC restriction or suspension, JPMC will provide notice to Supplier of its plans to restrict or suspend such marketing effort. After imposition of such restriction or suspension, at either Party’s request the Parties will as soon as practicable seek to alter the applicable marketing effort if practicable so that it no longer would cause the concerns described in clauses (a) through (d) above, as applicable. For the avoidance of doubt, nothing in this Section shall permit [***]; provided, however, that such restriction shall not apply if the [***] is (y) also in association with a [***] or (z) due to a good-faith decision made by the [***]. In the event that JPMC exercises its rights under this Section and such exercise of rights substantially impacts the revenue share due to Supplier (as stated in Attachment 4), JPMC and Supplier will negotiate in good faith an amendment to this Schedule with respect to the revenue share due to Supplier.

vii.
Branding for Services. Subject to the terms of this Section, the Services will be marketed or promoted to Customers with the JPMC Branding approved for use by Supplier in writing by JPMC and be performed in accordance with Section 7.10 (Branding/Co-Branding for the ASP Services) of the Agreement. Any licenses granted to Supplier in JPMC Branding will automatically expire upon the termination or expiration of this Schedule.

viii.
License to Use Participating Advertiser Branding. Supplier grants JPMC a nonexclusive, non-transferable, irrevocable (during the term of this Schedule) license to use the trademarks, service marks, logos and other distinctive brand features of Participating Advertisers in conjunction with (a) JPMC’s performance of its obligations; (b) the exercise of JPMC’s rights under this Schedule and the Agreement; or (c) the marketing, advertising and promoting of the availability of the Services. Such use by JPMC must be approved in writing by Supplier. The foregoing license shall extend only to use of the trademarks, service marks, logos and other distinctive brand features of Participating Advertisers for purposes of the Offers and campaigns included in the Services. Supplier represents and warrants that Supplier will have obtained full authority from Participating Advertisers for such grant prior to submitting an Offer or campaign through the Control Procedures and will maintain such authority during the pendency of the Offer or campaign. Any Losses due to, arising from or relating to, such obligations will be Indemnified Claims pursuant to Section 15 (Indemnity) of the Agreement.

ix.
Internal Documentation. Internal documentation (e.g., training or instruction manuals) referencing the other Party’s trademarks will not require the prior approval of the other Party, provided that such materials comply with such Party’s applicable brand guidelines and trademark policies. Any such materials which include JPMC trademarks will clearly indicate the trademarks are owned by JPMC and that the materials may not be distributed externally. The foregoing permission to JPMC trademarks will expire with the term or upon notice to Supplier.

[***] = CONFIDENTIAL TREATMENT REQUESTED

x.	[***] Offers. The Parties will work together to develop processes for managing [***] Offers and [***] will in its sole discretion develop and designate any associated [***].

3.	Data

a)
Generally. Except for the limited rights expressly granted herein, Supplier shall not otherwise use or retain any JPMC Data including Daily Feed data. JPMC may revoke any of the following rights at any time and will attempt to give no less than six (6) months’ notice to Supplier if (i) required by legal or regulatory changes, or (ii) the Parties, working together, are unable to resolve data usage concerns; provided that if such revocation materially impacts Supplier’s ability to perform the Services, Supplier may send JPMC notice of an intent to terminate this Schedule within [***] days of such revocation with an effective date not less than [***] days thereafter. Thereafter JPMC may retract the revocation or this Schedule will be terminated on such effective date. All rights granted shall automatically terminate upon expiration of the Term whereupon all JPMC Data including Daily Feed data will be destroyed in accordance with the Agreement. Notwithstanding the above and Section 12.7 (Storage, Return or Destruction of JPMC Data) of the Agreement, Supplier may retain Daily Feed data (i) for [***] days after the expiration of the final JPMC Offer to the minimum extent required for internal audit and accounting purposes relating to JPMC Offers (unless the data at issue was used for the purposes of billing an Participating Advertiser, in which case the time period shall be extended to [***] days); and (ii) otherwise to the minimum extent required by law. For avoidance of doubt, any Losses due to, arising from or relating to, (i) Supplier’s obligations in this Section 3; or (ii) Supplier’s use or access to the JPMC Data including Daily Feed data, will be Indemnified Claims pursuant to Section 15 (Indemnity) of the Agreement and subject to the privacy provisions of this Schedule and the Agreement.

b)
Use of Data. In accordance with the Agreement and this Schedule, Supplier is only entitled to use the Daily Feed to the [***] extent necessary when providing the Services to JPMC during the Term of this Schedule and only as expressly permitted below:

i.	To target Offers to Customers;

ii.	To manage JPMC Offers, Billings and Customer Incentives relating to same,

iii.	To market the offering of Offers to Customers to merchants and advertisers who do not compete with JPMC;

iv.	To diagnose or correct an irregularity, error, problem, or defect in the Services;

v.	To measure the usage of the Services;

vi.	To provide reports (i) to JPMC; and (ii) in an aggregated and anonymized manner, internally; via manual or computer interfaces;

vii.
Except for Offers provided only through [***], in which case [***] shall serve as [***], provide Participating Advertisers performance metric reports via the Cardlytics Ad Gateway and Supplier branded decks where the data types, categories and the like included in such reports have been approved by JPMC in writing at a quarterly meeting outlined in Section 6(e) in the previous six (6) months. For the avoidance of doubt, Supplier’s reporting will not identify any data as JPMC Data.

viii.	To protect the security of the Services;

ix.	To introduce or implement improvements, upgrades, or enhancements to the Services;

x.	To perform Supplier’s obligations to JPMC under this Schedule during the Term; and

xi.	To verify Offer satisfaction, Daily Feed data related to the Services for a JPMC Offer campaign may be disclosed to Participating Advertisers provided such data (a) does

[***] = CONFIDENTIAL TREATMENT REQUESTED

not [***], (b) is [***] similar to this Schedule and the Agreement, (c) only includes [***], (d) may only be used by the Participating Advertiser for [***], and (e) may not be [***].

c)
Ownership of Daily Feed Data. Supplier acknowledges and agrees JPMC is the sole owner of the data in the Daily Feed. If Supplier obtains any rights in any data in the Daily Feed, Supplier will assign those rights to JPMC. Supplier will waive, and will not assert, any liens or other encumbrances it obtains on any data in the Daily Feed. Supplier will not use, or permit the use of, data in the Daily Feed to contact any Customer except if required by applicable Law or in accordance with this Schedule and the Agreement.

d)
Reverse Engineering. Supplier will not analyze, and will prevent others from analyzing, JPMC Data including the Daily Feed, to: (i) garner JPMC’s proprietary business methods, practices, and processes, including marketing, risk management strategies, authorization strategies, fraud management strategies and best practices, (ii) incorporate such business methods into Supplier’s products and/or services, or (iii) make such business methods available to any other entity or individual.

e)
No Re-Identification. Supplier will not attempt to, and except in connection with any approved validation efforts will prevent others from attempting to, (i) identify or re-identify any Customer, person or entity whose information may be included in any anonymized, de-identified or aggregated information or data that it receives in connection with this Schedule, or (ii) decrypt or unmask any encrypted or masked information or data that Supplier receives in connection with this Schedule.

f)
Identification of JPMC. To the extent Supplier permissibly publishes external reports, presentations, statistics, or other materials, Supplier shall not identify JPMC by name in such reports or statistics.

g)
[***]. Even if expressly permitted by this Schedule, in no event may [***] without JPMC’s written consent which (i) provides [***] from whom such [***] relates in more [***] than the [***]; or (ii) provides more [***] than the [***] upon which the applicable [***], provided that for subpart (ii), Supplier may request JPMC’s consent to [***]. Additionally, except in connection with [***], in no event may [***] without JPMC’s written consent which [***].

h)
ASP Services. For avoidance of doubt, (i) any Supplier System which processes JPMC Data (including the data in the Daily Feed), shall be considered ASP Services; and (ii) any information included in the [***] fields of Supplier’s System, and their successors, shall be considered JPMC Data.

i)
Service Locations. Supplier and its permitted subcontractors will provide the Services (including any storage of JPMC Data) at and from the following location(s): [***] (“Service Location(s)”). Supplier will not add or change any of the Service Locations without the express written authorization of JPMC.

j)
Right to Manage. Notwithstanding anything herein to the contrary, nothing in this Schedule shall be construed to affect or limit JPMC’s rights or ability to manage the payment devices it issues and make Customer management decisions for individual Customers in the manner JPMC determines in its sole discretion. Further, JPMC shall have sole discretion regarding whether [***] are available to participate in the Supplier TMS, Supplier OPS, and inclusion in the Daily Feed. For clarity, notwithstanding the foregoing, (i) Customers and the payment devices may be determined to be ineligible by JPMC in its sole discretion, and (ii) JPMC may remove, at any time, any particular “co-branded” card, product type, payment device or series of payment devices from eligibility. Notwithstanding the foregoing, nothing in this Section shall permit [***]; provided, however, that such restriction shall not apply if the [***] is (y) also in association with

[***] = CONFIDENTIAL TREATMENT REQUESTED

a [***] or (z) due to a good-faith decision made by the [***]. In the event that JPMC exercises its rights under this Section and such exercise of rights substantially impacts the revenue share due to Supplier (as stated in Attachment 4), JPMC and Supplier will negotiate in good faith an amendment to this Schedule with respect to the revenue share due to Supplier.

k)
Data Purge. At JPMC’s request Supplier will purge in accordance with Section 12.7 (Storage, Return or Destruction of JPMC Data) of the Agreement any and all data (i) relating to a particular Customer, (ii) relating to [***] or (iii) at termination, relating to JPMC itself. At a Customer’s request, Supplier will, after obtaining JPMC’s consent and within a reasonable timeframe (not to exceed 10 Business Days), purge in accordance with Section 12.7 (Storage, Return or Destruction of JPMC Data) of the Agreement any and all data relating to such Customer, subject to Section 3(a) of this Schedule.

l)
No Monetization. Notwithstanding anything in this Schedule or the Agreement to the contrary, in no event may Supplier license, lease, pledge, transfer, encumber, monetize, or sell JPMC Data (including data in the Daily Feed) regardless of the extent to which such data is anonymized; provided that, during the Term, the items set forth in Section 3(b) will not violate the foregoing, so long as Supplier is otherwise in compliance with the terms of this Schedule and the Agreement.

m)
Materials Request. To the extent Supplier is authorized to and permissibly publishes reports, presentations, statistics or other materials that relate to or include JPMC Data, upon JPMC’s request, Supplier will provide such items to JPMC; provided, however, that this provision shall impose no obligation on Supplier to provide JPMC with confidential data of another financial institution client of Suppler, the provision of which breaches Supplier’s contractual confidentiality obligations to such entity.

n)
Attestation. Supplier shall provide, on a quarterly basis, an attestation certified by the Chief Executive Officer or Chief Financial Officer of Supplier that it is in compliance with the terms of this Section and all other data use terms, conditions and restrictions set forth in this Schedule and the Agreement.

o)	Survival. The provisions of this Section 3 shall survive any expiration or termination of this Schedule or the Agreement.

p)
Prohibited Targeting. Supplier agrees that any: (i) criteria or model used by or on behalf of Supplier in marketing the Offers (e.g., criteria used to determine the Customers that will receive or view such marketing); and (ii) process developed in connection with the Offers to service or handle Customers, shall not use a Customer’s location for any purpose other than confirming the Customer is an acceptable distance from Participating Merchant’s location.   Supplier will ensure that in no event will an Offer’s targeting factors include a Customer’s age, race, color, religion, creed, citizenship status, marital status, sexual orientation, sex, gender identity, genetic information, national origin, disability, veteran status or any other protected status under applicable Law (e.g., civil union status, height, weight, arrest record and status with regard to public assistance, to the extent protected under applicable Law). Upon JPMC’s request with reasonable notice, Supplier will provide any targeting criteria used as well as information relating to items (i) and (ii) of this subsection to JPMC and its Auditors. Such information will include the JPMC customers which were targeted for Offers, the Customers who accepted the Offers and how the Offers were fulfilled. Any Losses due to, arising from or relating to, such obligations will be Indemnified Claims pursuant to Section 15 (Indemnity) of the Agreement.

4.	FEES

[***] = CONFIDENTIAL TREATMENT REQUESTED

a)
Revenue Share. Supplier shall pay JPMC a revenue share during the Term of this Schedule at the rates set forth in Attachment 4 (“Revenue Share”). The Revenue Share shall be paid by Supplier at the cadence outlined in Attachment 4.

b)	Other Fees. JPMC shall [***] and will [***] except as may be agreed to for [***].

5.	TECHNOLOGY INTEGRATION

a)
Databases and Data Transfer. The Daily Feed will be loaded into a database called OPSimport. A nightly batch process will then load such data into the OPSBatch database. Afterwards a process called “Sync” in the nightly batch process will move some data points to OPSPortal, which is the database with which all JPMC end-consumer calls will interact. All three (3) of these databases will be isolated and secured within Supplier’s environment. Any other data which may be transferred to the Supplier’s data warehouse environment will be transferred over a secure connection using access controlled applications.

b)	System URL. The following URLs are applicable to this Schedule:

i.	CSA (URL to be provided by Supplier): to be used by JPMC support staff to report issues related to the Services.

ii.	www.[***].com: to be used for the Participating Merchant approval tool.

iii.	In addition, to support Activatable Email, two (2) JPMC domain names will be reserved for exclusive Supplier use and the corresponding SSL certificates will be provided to Supplier.

c)
JPMC/Supplier User Interface. Supplier will develop and maintain a user interface to the System customized to JPMC’s reasonable requirements. The final design of this interface, including its “look and feel,” will be subject to approval by JPMC. As further described in this Schedule, this interface will be the exclusive means through which user-entered data from the System will originate. For sake of clarity, the foregoing relates to the user interface for interactions between JPMC and Supplier, and JPMC will control any Customer-facing items and aspects.

d)
System Reporting. The System will provide on-demand reports based on the information contained in the System and aggregate per-user use statistics and patterns for the System. The format and content of these reports will be as approved by JPMC. Electronic copies of completed reports will be available through the System in .pdf and Excel spreadsheet or other formats for delivery by e-mail or through World Wide Web or proprietary network downloads.

e)
System User Permissioning. Supplier will not permit access to the System other than by users expressly authorized to have access by JPMC. There will be no limit on the number of users that may simultaneously access and use the System. The System will enable JPMC’s designated system administrator to add, delete, modify and view login IDs, passwords and security clearance levels for JPMC’s users without assistance from Supplier. The user permissioning process and permitted security levels will be subject to approval by JPMC.

f)
Documentation. Supplier will provide comprehensive documentation for the System, including (i) user manuals and other guides in written form, and (ii) detailed online help screens and offline system maintenance guides in electronic form. All documentation will be accurate, correct and of professional quality.

g)	Supplier and Third Party Software. No third-party software will be necessary for users to access the System and use the Services.

6.	OTHER MATTERS

a)	Code Releases. If Supplier provides major code releases to Supplier OPS during a calendar year then JPMC shall allow for implementation of up to [***] of those major code releases to Supplier

[***] = CONFIDENTIAL TREATMENT REQUESTED

OPS during each calendar year. JPMC will provide resources necessary to test such releases. [***] prior to each release, Supplier will provide JPMC with code release notes or other technical documentation (describing features and functionality). JPMC will only implement such releases in conjunction with a quarterly JPMC enterprise release and Supplier will work with JPMC to facilitate such implementation within the appropriate timeframe.

b)	Requested Works.

i.
JPMC may from time to time send Supplier a request for products, services or marketing offers that are materially different from, or in addition to, the generally commercially available products or services that Supplier offers, or products or services that Supplier is developing for general commercial availability (“Requested Works”). Partial or incomplete versions of Requested Works will be deemed Requested Works.

ii.
Within [***] business days of receiving JPMC’s request, Supplier will provide JPMC with a written proposal for the Requested Works, which will include a description of the scope, the requirements necessary for the complete development of the Requested Works and the cost, or alternatively and if applicable, information regarding Supplier’s decision to decline the request, including without limitation details reasonably acceptable to JPMC regarding Supplier’s decision. Supplier’s proposal will also detail the impact the Requested Works will have on the Services currently provided. JPMC may accept the proposal in writing or via email. JPMC will not be liable for any costs not expressly approved in writing.

iii.
For Requested Works where (a) JPMC employees or third parties acting on behalf of JPMC materially contribute to the development of the Requested Work; or (b) JPMC pays at least a material portion of the development costs, such Requested Works shall be considered Developed Works and shall be exclusively owned by JPMC (“JPMC Owned Requested Works”). JPMC hereby grants a worldwide, paid-up, royalty-free license to Supplier to use, execute, reproduce, display, perform, import, and distribute copies of JPMC Owned Requested Works for the duration of the Term of this Schedule, for the sole purposes of providing the Services to JPMC, including the right to authorize others to do any of the foregoing for JPMC’s benefit.

iv.
For Requested Works where (a) JPMC employees or third parties acting on behalf of JPMC do not materially contribute to the development of the Requested Work; and (b) JPMC does not pay at least a material portion of the development costs, such Requested Works shall be owned by Supplier (“Supplier Owned Requested Works”).

v.
Supplier hereby grants a worldwide, paid-up, royalty-free license to use, execute, reproduce, display, perform, import, and distribute copies of Supplier Owned Requested Works for the duration of the Term of this Schedule, including the right to authorize others to do any of the foregoing for JPMC’s benefit.

vi.
Supplier acknowledges and agrees that Requested Works afford JPMC a competitive advantage. The license granted in subpart (v) shall be exclusive to JPMC for a period of [***]. Supplier will not develop, provide, implement or enable any substantially similar or related Works for any third party in the country or countries where the Supplier Owned Developed Works are used by JPMC during the period of exclusivity.

vii.
In the event Supplier improves, upgrades, or otherwise enhances the Services, the System or their functionality, Supplier will make such items or features available to JPMC no later than [***] and, in any event, as soon as possible. Additionally, if such items or features are executable or supportable on a [***] Supplier will notify JPMC of [***] and provide JPMC

[***] = CONFIDENTIAL TREATMENT REQUESTED

[***] subject to JPMC’s [***]. Supplier represents and warrants that it has not and will not [***].

c)
Subcontractors. In accordance with Section 20.17 (Subcontractors) of the Agreement, the Parties acknowledge and agree that: (i) [***] may be involved in the performance of hosting Supplier’s hardware, data, and systems; (ii) [***] may be involved in the performance of hosting services and (iii) [***], for backup services.

d)	Call Center Hours. Notwithstanding Section 7.7(a) (Support for ASP Services) of the Agreement, the ASP Support Standard Hours shall be 9:00 a.m. EST to 5:00 p.m. EST on Business Days.

e)
Roadmap. Supplier, through appropriately senior Supplier personnel, will provide JPMC with regular updates, no less often than quarterly, regarding anticipated and potential changes to the Supplier TMS and Supplier OPS for the then-next [***] to [***] month period, including reasonable details on all new or changed features, templates and technical specifications when available, to ensure that JPMC is aware of all changes to the Supplier TMS and Supplier OPS and that the Parties have an opportunity to discuss which changes may constitute Material Modifications to the Supplier TMS and Supplier OPS. Further, Supplier will provide written notice to JPMC of any anticipated or potential Material Modifications as early as possible and, in any event, at least [***] days prior to implementation thereof. For purposes of this Schedule a “Material Modification” shall mean any change planned or implemented by Supplier to the System, including Supplier TMS and Supplier OPS or its associated systems or processes, such as those that (i) materially affects the manner in which either JPMC or Customers use or interface (at either a systems or user level) with the System, including the Supplier TMS and Supplier OPS; or (ii) may have a material impact on the use, disclosure or security of any JPMC Data, including the Daily Feed. If JPMC has reasonable concerns with continuing to operate under this Schedule due to the impact of any such anticipated or potential Material Modification(s), the Parties agree to use good faith efforts to resolve such issue in accordance with Section 18 (Dispute Resolution) of the Agreement. If the Parties cannot come to a resolution, JPMC may terminate this Schedule and the Agreement without penalty upon [***] days’ written notice.

f)
Material Degradation. If at any time Supplier’s applications or the interface between the Parties’ systems operates in a manner that materially degrades the Customer experience or functionality, JPMC may disconnect or suspend its use of affected applications or systems until the issue is resolved and a high-quality user experience is restored. Supplier will immediately prioritize resources to minimize downtime or other disruption to Customers, and shall use commercially reasonable efforts to resolve the matter as soon as practicable.

g)
Requirements of Governmental Bodies. Supplier shall cooperate fully (such cooperation to include making any reasonably requested or required changes to the Supplier TMS and Supplier OPS) with any Governmental Body’s inquiry or concern regarding the Supplier TMS and Supplier OPS’s compliance with any Laws or its actions in connection therewith. Supplier shall cooperate fully with JPMC’s implementation of, or the exercise of its obligations and duties under, then current generally applicable and consistently applied third-party management oversight programs, developed by JPMC to comply with its requirements as prescribed by any Governmental Body and Laws.

h)
Non-Public Confidential Supervisory Information. In addition to any other obligations in the Agreement or this Schedule with respect to JPMC Confidential Information, Supplier (i) is aware of, and will abide by, the prohibition on dissemination of confidential supervisory information in the OCC’s regulation (12 C.F.R. § 4.37(b)) and the Federal Reserve’s regulation (12 C.F.R. § 261.20(g)); (ii) will return, or certify, the destruction of, all copies of confidential supervisory

[***] = CONFIDENTIAL TREATMENT REQUESTED

information to JPMC at the conclusion of the provision of Services under this Schedule; (iii) will keep such information confidential and may not use the confidential supervisory information for any purpose other than as provided under this Schedule; and (iv) will not disclose the confidential supervisory information for any purpose without the prior written approval of the Federal Reserve Board’s General Counsel except that Supplier may disclose information to JPMC when providing advice and analysis. Further, Supplier will ensure that all Supplier Personnel that have access to confidential supervisory information comply with the foregoing.

i)	Publicity. For purposes of this Schedule, Section 2.7 (Publicity) of the Agreement shall be deleted in its entirety and replaced with the following:

i.
Supplier will not:  (a) use the name, trade name, trademark, logo, branding, any derivatives of the foregoing, or any other identifying marks of JPMorgan Chase & Co. or its Affiliates in any sales, marketing, or publicity activities or materials in the promotion of any individual or entity, including the promotion of the Supplier, except in a manner that is contemplated by the Services for merchants and advertisers who do not compete with JPMC, or (b) issue any press release, interviews or other public statement (except a public statement required by Law) regarding this Agreement, any Schedule or the parties’ relationship, without the prior written consent of by a Vice President or more senior personnel at the meeting set forth in the quarterly meeting outlined in Section 6(e). JPMC may revoke any consent it grants pursuant to this Section 2.7 at any time for any reason and Supplier shall remove any and all references to JPMC from all marketing and advertising collateral within 30 days of notice of such.

j)	JPMC Standards. Section 6.20 (JPMC Standards) of the Agreement shall not apply to this Schedule.

k)	Termination of ASP Services. The phrase “or in part” shall be removed from Section 7.13 (Termination of ASP Services) of Agreement for purposes of this Schedule.

l)	Preferred Third Party Suppliers. Section 8.11 (Preferred Third Party Suppliers) does not apply to this Schedule.

m)
Termination for Convenience. Notwithstanding Section 19.2(b) (Termination by JPMC) of the Agreement, JPMC must provide Supplier [***] days’ written notice for any termination for convenience. Additionally, during the [***]-day period post-termination (the “Post-Termination Winddown Period”), the Parties will continue to provide Services for any Participating Advertisers that reasonably expect Services relating to Offers to be provided during the Post-Termination Winddown Period.

n)	Changes to Provisions of the Agreement. The following changes shall be made to the applicable sections of the Agreement,

i.	Section 8.9 (Supplier’s Limited Agency) of the Agreement shall only apply to this Schedule to the extent Supplier acts as an agent of JPMC;

ii.	Subsection 12.3(a)(i) (Compliance of Data Handler with ISO 27002 and IT Risk Management Policies) of the Agreement shall not apply to this Schedule;

iii.	The second sentence of Section 12.6 (Regeneration of JPMC Data by Data Handler) of the Agreement will only apply to data within the Supplier OPS; and

iv.
For purposes of this Schedule, the exhibit of Trademarks referenced in Section 8.2(a) (Trademark License) of the Agreement may be supplied by JPMC in writing including by email. Any materials which include a mark or logo of JPMC or its Affiliates, shall remain at all times in compliance with the applicable brand guidelines and trademark policies

[***] = CONFIDENTIAL TREATMENT REQUESTED

provided by JPMC, as such guidelines and policies may be amended by JPMC from time to time in its sole discretion.

To evidence their agreement the parties have executed this Schedule as of the Schedule Effective Date.

CARDLYTICS, INC.
By:	/s/ Scott Grimes	Date signed:	5/3/18
Name: Scott Grimes
Title: CEO

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION:
By:	/s/ Michael Nagle	Date signed:	5/7/18
Name: Michael Nagle
Title: Managing Director

[***] = CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT 1
DATA ELEMENTS

Data elements to be provided by JPMC:

[***]

The above data shall be provided by JPMC for all of the following types of transactions (as well as any other transactions mutually agreed to by the parties): [***].

[***] = CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT 2
SERVICE LEVELS EXHIBIT

1.	DEFINITIONS.
The following terms will have the following meanings when used in this Schedule:

“Downtime” means a Measurement Interval during which Supplier fails to provide the full functionality of the Services and System, excluding Scheduled Downtime.
“Measurement Interval” means one minute.
“Measurement Period” means [***], less any Scheduled Downtime.
“Performance Credit” means [***] percent of Supplier Billings Share. Performance Credits will be deemed to be reductions reflecting a diminution in the value of Services as a result of the failure to meet the Service Levels rather than liquidated damages or a penalty.
“Resolution Time” means the elapsed clock time between (i) JPMC’s Service Call to report a problem and (ii) implementation of a change in or adjustment to the System that corrects the problem and causes the System to be in Compliance and operate without malfunction.
“Response Time” means the elapsed clock time between (i) the ASP Service Call to report a problem and (ii) a Supplier technical support analyst capable of understanding the problem speaking to JPMC’s support contact about the problem.
“Right of Termination for Deficiency” means JPMC’s right to terminate the Services without penalty, effective upon notice to Supplier, which may be exercised within one month following the completion of the applicable Measurement Period.
“Scheduled Downtime” means a Measurement Interval during which the Services or System is unavailable due to maintenance, for which JPMC has received at least one week’s advance notice, and which occurs on a Sunday between midnight and 4 a.m. U.S. Eastern Time. Notwithstanding the forgoing, the aggregate amount of time during Scheduled Downtime when the Services or System are unavailable may not exceed [***] in any calendar month.
“Service Level Default” means Supplier’s failure to achieve a Service Level.
“Service Network” means the network used by Supplier to provide the Services.
“Workaround” means a solution that resolves a problem without decreasing System features, functionality or performance or resulting in an added burden or expense to JPMC.

2.	GENERAL PRINCIPLES.
The parties have prepared the Service Levels set forth in this Exhibit, and the Performance Credits due upon Supplier’s failure to achieve them, with the aim that they be clear, concise and measurable, reflect JPMC’s business needs, and incent Supplier to provide the best service possible.

The Service Levels set forth in this Exhibit are not intended to and do not limit or exclude any Services described in the Master Agreement or this Schedule or in any other Schedule to the Master Agreement.

Supplier will, on a continuous basis, (A) identify ways to improve the Service Levels and (B) identify and apply proven techniques and tools from other installations within its operations that would benefit JPMC either operationally or financially. Supplier will, from time to time, include updates with respect to such improvements, techniques and tools in the reports provided to JPMC pursuant to this Schedule.

At JPMC’s reasonable request, Supplier and JPMC will conduct satisfaction surveys with respect to the Services.

[***] = CONFIDENTIAL TREATMENT REQUESTED

3.	SERVICE LEVELS.
System Operation Service Levels. Supplier will provide the Services to JPMC so that all of the quantitative measurements set forth in the first column of Service Levels for System Operation Table below (each, a “Metric”) satisfy the corresponding specifications set forth in the second column of Service Levels for System Operation Table below (each, a “Standard”). If any Metric does not satisfy one or more of its corresponding Standards, then JPMC will be entitled to receive the corresponding remedy(ies) set forth in the third column of Service Levels for System Operation Table (each, a “Remedy”).

SERVICE LEVELS FOR SYSTEM OPERATION TABLE

[***] = CONFIDENTIAL TREATMENT REQUESTED

Metric	Standard	Remedy
Availability – Percentage of Measurement Intervals that are not Downtime	[***]% + of each Measurement Period	[***] for each [***] percentage points below Standard
	[***]% + of any Measurement Period	Right of Termination for Deficiency
Latency –round trip time between JPMC’s edge device and Supplier’s edge device for customer-facing calls

NOTE: This Metric shall not apply, and JPMC shall not be entitled to any corresponding remedy, if the failure to meet this metric is solely due to issues or actions related to JPMC’s systems (as opposed to Supplier’s systems)
	[***] milliseconds on average during a Measurement Period, measured in 15 minute intervals (outside of regularly scheduled maintenance)	[***] for each [***] milliseconds below Standard (for sake of clarity a [***] millisecond average would incur [***])
	[***] milliseconds on average during a Measurement Period, measured in 15 minute intervals (outside of regularly scheduled maintenance)	Right of Termination for Deficiency
Data Loss – Largest percentage of data packets lost during the round trip time between JPMC’s edge device and Supplier’s edge device for customer-facing calls	[***]% or less	[***] for each Measurement Period
Data Protection – Failure to store all JPMC Data generated on previous day onto non-volatile memory and contemporaneously record completion	Each occurrence	[***]
Security Check – Failure to run security verification software daily and contemporaneously record completion	Each occurrence	[***]
Total Performance Credits accumulated during any Measurement Period	[***] Performance Credits]	Right of Termination for Deficiency

Response and Resolution Times. Supplier will respond to and resolve problems so as to meet all of the Service Levels in Service Levels for Remedial Maintenance Table below. If Supplier does not satisfy one or more of those Service Levels, JPMC will be entitled to receive the Performance Credits specified below.

[***] = CONFIDENTIAL TREATMENT REQUESTED

Any failure by Supplier to meet any Service Level two or more times in any [***] month period will be deemed a material breach by Supplier that is incapable of cure.

Notice of Delayed Resolution. If Supplier does not resolve a problem within the Resolution Times listed in Service Levels for Remedial Maintenance Table below, Supplier will immediately notify JPMC. This notice will include (i) a reasonable explanation for the delay and (ii) a good faith schedule and plan for correction. This notice will not constitute an excuse or waiver of performance. Supplier will keep JPMC informed of the progress of its efforts to resolve Priority 1 or 2 problems at appropriate intervals or as otherwise requested by JPMC.

4.	CREDITS.
Calculation and Application against Invoices.

Performance Credits are calculated monthly as indicated in the Service Level tables in this Exhibit and accrued and applied as Billing Share Reductions in the next calendar month. To calculate the total Performance Credits due to JPMC for the applicable month, the amounts calculated for each Service Level not met in such month, as further described herein, will be totaled and such amount will be the Performance Credits included as Billing Share Reductions in the next calendar month.

Supplier will notify JPMC if JPMC becomes entitled to a Performance Credit in accordance with Supplier's standard reporting procedures as set forth in this Schedule. Performance Credits will be calculated and reported as set forth in this Exhibit.

The Performance Credits will not limit JPMC’s right to recover, in accordance with the Agreement, other damages incurred by JPMC as a result of such failure; provided, however, that any award of damages directly arising out of any such failure will be reduced by any Performance Credits already credited by Supplier to JPMC in respect of such failure.

5.	ADJUSTMENT OF SERVICE LEVELS.
JPMC may, from time to time, and upon agreement by Supplier, change the Service Levels to reflect its changing business needs, including by adding or removing a Service Level. A new Service Level for which there is historical data will take effect [***] days after the parties agree to the new Service Level and providing the historical data. A new Service Level for which there is no historical data or no historical data is provided will take effect [***] days after the parties agree to the new Service Level, during which time the parties will measure the new Service Level. If Supplier can demonstrate to JPMC’s reasonable satisfaction that such new Service Level will materially increase Supplier’s cost of performing the Services, JPMC agrees to pay Supplier for its incremental cost of providing the Services under the new Service Level and the cost of measuring and reporting on the new Service Level.

6.	REPORTS.
Supplier will provide to JPMC, within [***] days of the end of each calendar month during the Schedule Term, a report or series of reports that cover, at a minimum, the following information regarding the performance of the Services:

•	the Performance Credits earned by JPMC;

•	the monthly System Availability percentage;

[***] = CONFIDENTIAL TREATMENT REQUESTED

•	the number of ASP Service Calls received during the preceding month, summaries of the calls, average, minimum and maximum response and resolution times, and a listing of all outstanding problems;

•	a summary of JPMC requests for upgrades and/or modifications to the System; and

•	a summary of actions taken or planned to remedy any failure by Supplier to meet any of the Service Levels set forth in this Exhibit.

For avoidance of doubt, the foregoing reports are in addition to any reports and analytics described elsewhere in the Agreement or this Schedule.

7.	MEASUREMENT AND MONITORING TOOLS.
As of the Effective Date, Supplier will implement the measurement and monitoring tools and procedures required to measure and report Supplier’s performance of the Services against the applicable Service Levels. Such measurement and monitoring and procedures will (1) permit reporting at a level of detail specified by JPMC that is sufficient to verify compliance with the Service Levels and (2) be subject to audit by JPMC or its designee.

Supplier will provide JPMC with on-line access to such measurement and monitoring tools and information, so that JPMC is able to access the same information as soon as it is available on-line to Supplier.

Supplier will provide JPMC with monthly reports on Supplier’s compliance with the Service Levels as set forth in herein. The raw data and detailed supporting information and reports relating to Service Levels and performance are considered JPMC Confidential Information.

Supplier will provide JPMC and its designees access to and information concerning such measurement and monitoring tools and procedures upon request, for inspection and verification purposes.

[***] = CONFIDENTIAL TREATMENT REQUESTED

SERVICE LEVELS FOR REMEDIAL MAINTENANCE TABLE

Problem Priority	Priority Definition	Service Level Metrics and Standards
		Required Response Time/ Remedy	Required Resolution Time/ Remedy	Required Action/Escalation
Priority 1 (Critical)
A problem that (i) prevents the System from processing a critical business process or function or materially hinders work or use of the System by a majority of Customers who have access to offers from the System, (ii) prevents a majority of Customers who have access to offers from the System from using the System to provide services in compliance with applicable Law, (iii) prevents a majority of Customers from accessing data or putting new data into the System, (iv) causes loss or corruption of data for a majority of Customers who have access to offers from the System, or (v) leaves the System without a working backup for the System or a JPMC’s environment. In addition, Priority 1 problems include any Priority 2 problem that has remained unresolved without a Workaround for a period of [***] hours after Supplier learns of the problem.

Standard: Immediately after the earlier of (i) JPMC provides notice to Supplier’s Production Support team by telephone; or (ii) Supplier becomes aware of the matter (i.e., less than [***] minutes).

Remedy: One Performance Credits:
• if Response Time exceeds [***] minutes; and
• for each [***] minute interval thereafter until a response is provided.

Standard: [***] hours for a Workaround.

Remedy: [***]:
 • if Resolution Time for a Workaround exceeds [***] hours; and
• [***]:
If Resolution Time for a Workaround exceeds [***] hours and for each] hour interval thereafter until a Workaround is provided.

Standard: [***] hours for a fully tested permanent correction.

Remedy: [***]:
• if Resolution Time for a permanent correction exceeds [***] hours; and
• for each [***] hour interval thereafter until a permanent correction is provided.

Supplier will use all commercially reasonable efforts to resolve each problem as quickly as possible within [***] hours after Supplier learns of the problem, or within a shorter timeframe as the parties may otherwise agree. Supplier will provide qualified Supplier technical support and developer personnel, as needed, to work on the problem exclusively and continuously until it is corrected.

If not resolved within [*** ] hours, Supplier’s Director of hosting operations, or similar personnel designated by Supplier, will be paged, and Supplier will further escalate its efforts to resolve the problem.

[***] = CONFIDENTIAL TREATMENT REQUESTED

Priority 2 (Serious)
A problem that affects any process or function that is non-critical but is material to a majority of Customers who have access to offers from the System. A Priority 2 problem may be composed of a collection of problems that would otherwise individually constitute Priority 3 or Priority 4 problems, but which, taken as a whole, have the effect of a Priority 2 problem.

Standard: Immediately after the earlier of (i) JPMC provides notice to Supplier’s Production Support team by telephone; or (ii) Supplier becomes aware of the matter (i.e., less than [***] minutes).

Remedy: [***]:
• if Response Time exceeds [***] minutes; and
• for each [***] minute interval thereafter until a response is provided.

Standard: [***] hours for a Workaround.

Remedy: [***]:
• if Resolution Time for a Workaround exceeds [***] hours; and
• [***]: If Resolution Time for a work around exceeds [***] hours and for each [***] interval thereafter until a Workaround is provided.
Standard: [***] hours for a fully tested permanent correction.

Remedy: [***]:
• if Resolution Time for a permanent correction exceeds [***] hours; and
• for each [***] hour interval thereafter until a permanent correction is provided.

Supplier will use all commercially reasonable efforts to resolve each problem as quickly as possible within [***] hours after Supplier learns of the problem, or within a shorter timeframe as the parties may otherwise agree. Supplier will provide qualified Supplier technical support and developer personnel, as needed, to work on the problem exclusively and continuously until it is corrected.

If not resolved within [***] hours, Supplier’s Director of hosting operations, or similar personnel designated by Supplier, will be paged and Supplier will further escalate its efforts to resolve the problem

[***] = CONFIDENTIAL TREATMENT REQUESTED

Priority 3 (Moderate)	A problem that affects any process or function that is non-critical to JPMC’s or any Recipient’s business, but does not qualify as a Priority 1 or a Priority 2 problem.
Standard: [***] hours after the earlier of (i) JPMC provides notice to Supplier’s Production Support team by email or telephone; or (ii) Supplier becomes aware of the matter.

Remedy: [***]:
• if Response Time exceeds [***] hours; and
• for [***] hour interval thereafter until a response is provided.

Standard: [***] hours for a Workaround.

Remedy: [***]:
• if Resolution Time for a Workaround exceeds [***] hours; and
• for each [***] hour interval thereafter until a Workaround is provided.

Standard: A fully tested permanent correction as part of Supplier’s next regularly scheduled release or update.

Remedy: [***]:
• if a permanent correction is not provided [***] or update; and
• for each [***] thereafter until a permanent correction is provided.

Supplier will use all commercially reasonable efforts to resolve each Priority 3 problem within [***] after Supplier learns of the problem, or within a shorter timeframe as the parties may otherwise agree. Supplier will provide qualified Supplier technical support and developer personnel, as needed, to work on the problem until it is corrected.

[***] = CONFIDENTIAL TREATMENT REQUESTED

Priority 4 (Low)	Minor problems that do not adversely impact any process or function, errors in documentation, or a question or support inquiry by JPMC or a Recipient.
Standard: [***] after the earlier of (i) JPMC provides notice to Supplier’s Production Support team by email or telephone; or (ii) Supplier becomes aware of the matter.

Remedy: [***]:
• if Response Time exceeds [***]; and
• for each [***] thereafter until a response is provided.

Standard: Supplier will provide JPMC with a permanent correction [***] or as otherwise mutually agreed by the parties.

Remedy: [***] if a permanent correction is not provided [***] or as mutually agreed by the parties.

CUSTOMER CARE
Supplier will attempt to resolve Customer care cases in a (Tier 2/Tier 3) environment.  JPMC will be responsible for entering dispute data into Supplier CSR tool per CSA user guide.  Supplier will respond and resolve [*** ]% of cases within [***] from initial case generation by JPMC measured on a monthly basis; provided that if JPMC outlines a material adverse impact at a quarterly meeting outlined in Section 6(e), Supplier will respond and resolve [***]% of cases within [***] from initial case generation by JPMC measured on a monthly basis. If Supplier fails to maintain such metric then the remedy will be [***] for each month it fails to satisfy the metric. On not less than a quarterly basis, the Parties will meet to discuss and review, Supplier’s Customer dispute resolution process.

[***] = CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT 3

Attachment 3 to be incorporated into this Schedule pursuant to Section 2(d)(xi) of this Schedule.

[***] = CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT 4
FEES

A.	DEFINITIONS; GENERAL TERMS:

1.
“[***]” means the amount of [***], which [***], in its sole discretion, subject to this Schedule, to be [***] to the [***]. [***] will not allocate the [***] in a bad faith. The Parties agree to use reasonable efforts to “test and learn” the most effective ways to direct the [***]. The [***] shall be [***] in accordance with Section 2(e)(iii) of this Schedule.

2.	“Allowable Expenses” means the amount of JPMC Billings retained by Supplier to cover expenses for any calendar month based upon the following chart:

Calendar Months since Launch	Allowable Expense (as a percentage of JPMC Billings)
0-24	[***]%
25-36	[***]%
37-48	[***]%
49-60	[***]%
61 and thereafter	[***]%

3.
“Bankruptcy” means when a legal person (a) files for bankruptcy, (b) becomes or is declared insolvent, (c) is the subject of any proceedings (not dismissed within 30 days) related to its liquidation, insolvency or the appointment of a receiver or similar officer for that party, (d) makes an assignment for the benefit of all or substantially all of its creditors, (e) takes any corporate action for its winding-up, dissolution or administration, (f) enters into an agreement for the extension or readjustment of substantially all of its obligations, or (g) recklessly or intentionally makes any material misstatement as to financial condition.

4.	“Base Customer Incentive” means the percentage of JPMC Billings Share to be committed to Customers as part of Offers which in no event will be less than [***] percent ([***]%) of JPMC Billings.

5.
“Billings” means the aggregate advertising and marketing costs, expenses and other sums due from Participating Advertisers. Supplier bears all risks associated with collection, non-payment, or otherwise associated with such sums and a failure to obtain same will in no manner effect Supplier’s obligations to pay for Customer Incentives under this Schedule; and for the payment of other portions of JPMC’s Billing Share, Supplier shall put forth good-faith efforts to collect and pay same. Portions of Billings that Supplier is unable to collect shall be due and owing to JPMC and for such amounts Supplier shall (a) be obligated pay all Customer Incentives associated therewith; and (b) only be obligated to pay other portions due and owing to JPMC as and when Billings (or portions thereof) are collected.

6.
“Billings Share Reductions” means the total Performance Credits from the preceding calendar month (if any); plus (iv) the total Quality Credits (if any). Any Billing Share Reductions will be deemed to be reductions reflecting a diminution in the value of Services as a result of the failure to meet metrics rather than liquidated damages or a penalty.

7.	“Credit Account” means a Customer account which is issued a payment device which draws funds from a line of credit and includes charge cards.

[***] = CONFIDENTIAL TREATMENT REQUESTED

8.
“Customer Incentive” means the (x) Base Customer Incentive [***], as a stated or calculated cash value which may be earned by a Customer upon redemption of an Offer, based upon the value currency of the Offer, including cash, points, miles, or any other rewards currency offered by JPMC, if applicable. The calculated cash value of a value currencies will be determined by JPMC.

9.	“Deposit Account” means a Customer account which is issued a payment device which draws funds from a checking, savings, or other deposit account.

10.	“JPMC Billings” means the Billings related to the Services or Offers to Customers.

11.	“JPMC Billings Share” means JPMC Billings minus Supplier Billings Share and Allowable Expenses.

12.
“Prepaid Accounts” means Customer accounts which are issued payment devices on a closed-loop or open-loop basis that are not Deposit Accounts or Credit Accounts including accounts marketed or labeled as ‘prepaid’, accounts which are loadable with funds, stored value cards, payroll card accounts, and government and needs-tested benefit accounts.

13.
“Qualifying Transaction” means a settled transaction successfully completed by a Customer at a Participating Advertiser in accordance with the terms and conditions of an Offer received by a Customer through the Supplier TMS.

14.	“Select Account” means a Credit Account or a Prepaid Account.

15.	“Supplier Billings Share” means the amount retained by Supplier, which:

a)
for a Qualifying Transaction made by a Select Account, equals JPMC Billings, multiplied by the total of (x) [***] percent ([*** ]%) of JPMC Billings plus (y) any Incentive Bonuses minus (z) any Billings Share Reductions (provided, however, that in no circumstance shall Supplier Billings Share for a Select Account equal less than [***] percent ([***]%) of JPMC Billings); and

b)	for a Qualifying Transaction made by a Deposit Account, equals JPMC Billings, multiplied by the total of (y) [***] percent ([***]%) of JPMC Billings minus (z) any Billings Share Reductions.

B.	ACCOUNTING.
1.    Preparation of Monthly Accounting. On the [***] day of each calendar month, Supplier shall provide to JPMC, in accordance with any instructions provided by JPMC, an accounting of at least the following items for the preceding month (the “Monthly Accounting”). The Monthly Accounting will apply consistent criteria in the calculation of each element and including in appropriate detail the relevant figures used in the preparation of the Monthly Accounting, and will include for separate accountings of Credit Accounts, Debit Accounts, Prepaid Accounts, and, upon Supplier’s completion of the technology to implement and support same (which Supplier is actively pursuing), an indication of whether the transaction [***]. The Monthly Accounting shall include an accounting of:

a)	Allowable Expenses;

b)	Billings, JPMC Billings, Supplier Billing Share, and JPMC Billings Share;

c)	Billing Share Reductions and each of the components thereof;

d)	Billings for JPMC Managed Offers and Referred Advertisers;

e)	Customer Incentives and the amount of Customer Incentive attributable to each individual Customer for their Qualifying Transactions [***]; and

f)	Such other information and data as JPMC may reasonably request to assist JPMC in validating Supplier’s calculation of amounts the due under this Schedule.
2.    Attestation. Supplier shall provide, concurrently with the Monthly Accounting, an attestation certified by the Chief Executive Officer or Chief Financial Officer of Supplier that the Monthly Accounting is accurate and has been prepared in compliance with the requirements of this Schedule.

[***] = CONFIDENTIAL TREATMENT REQUESTED

3.    Payments to JPMC. Supplier shall pay JPMC the JPMC Billings Share, the Referred Advertiser Fee and any other amounts due pursuant to this Schedule as separating amounts for Credit Accounts, Debit Accounts and Prepaid Accounts. The payments shall be due and paid via wire transfer to the account(s) designated by JPMC within 90 days after the end of the calendar month in which they accrue. Additionally, Supplier will send a notice of payment in accordance with the instructions provided by JPMC. Any amounts not paid during such 90-day period, will bear interest until paid at a rate per annum equal to [***] percent ([***]%) without notice or demand of any kind. In the case of Bankruptcy as defined herein, Supplier agrees it will not use proceeds from JPMC Billings to pay Supplier obligations to other financial institutions; provided that nothing in the foregoing shall prevent Supplier from paying any secured creditors.
4.    Payments to Customers. Based upon the Monthly Accounting, JPMC will use the appropriate portion of the JPMC Billings Share and transfer to individual Customers the portion of the Customer Incentive attributable to their Qualifying Transactions in accordance with JPMC’s practices. Supplier shall be solely responsible for the calculations of amounts due Customers and shall resolve any issues raised by Customers in accordance with the service level obligations set forth in this Schedule. Supplier shall promptly notify JPMC of any CI Adjustments necessary, and thereafter the Parties will diligently pursue a commercially reasonable resolution which is fair to the affected Customers; provided that in no event will JPMC be obligated to reverse a transfer previously made to a Customer in accordance with a Monthly Accounting and Supplier will bear any risks associated with such scenario. “CI Adjustments” means reductions of Customer Incentives due to adjustments necessary to correct errors, customer disputes, or other items acceptable to JPMC.
5.    Review Rights. Upon reasonable notice, JPMC may examine the books and records developed or relied upon by Supplier in the preparation of the Monthly Accounting and the calculation of the elements in the Monthly Accounting and any other items set forth in this Schedule.

C.	INTENTIONALLY OMITTED.

D.	INCENTIVE BONUS (FOR SELECT ACCOUNTS).

1.	Merchant Based. Each calendar quarter, Supplier may receive the Incentive Bonus indicated by the chart below. Any applicable Incentive Bonus will be applied for the next calendar quarter.

a.
The “Participating Advertiser Percentage” for each chart below shall be calculated by aggregating the total number of Participating Advertisers: (i) for whom Supplier included [***] Offer providing Customers Reasonable Value during the calendar quarter; and (ii) are listed as merchants on the applicable Annex; then dividing by [***].

b.
Merchant Incentive Chart A. Annex A includes a list of [***] merchants (“Merchant Incentive Chart A”) and may be amended once [***] upon [***] notice, provided that no more than [***] merchants are changed in connection with each amendment ; provided, however, that if any merchant on Merchant Incentive Chart A files for Bankruptcy, JPMC will change that merchant pursuant to this Section without having such change count against the [***] or time limitations. In the event Supplier provides Offers for merchants listed on Merchant Chart A, Supplier may receive the Incentive Bonus indicated by the chart below:

[***] = CONFIDENTIAL TREATMENT REQUESTED

Incentive Bonus for Annex A Merchants
Participating Advertiser Percentage	Incentive Bonus (as a percent of JPMC Billings)
Less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%	[***]%

c.
Merchant Incentive Chart B. Annex B includes a list of [***] merchants (“Merchant Incentive Cart B”) and may be amended once [***] upon [***] notice, provided that no more than [***] merchants are changed in connection with each amendment; provided, however, that if any merchant on Merchant Incentive Chart B files for Bankruptcy, JPMC will change that merchant pursuant to this Section without having such change count against the [***] or time limitations. In the event Supplier provides Offers for merchants listed on Merchant Chart B, Supplier may receive the Incentive Bonus indicated by the chart below:

Incentive Bonus for Annex B Merchants
Participating Advertiser Percentage	Incentive Bonus (as a percentage of JPMC Billings)
Less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%, but less than or equal to [***]%	[***]%
Greater than [***]%	[***]%

For example, if in Q1 2019 Supplier presented qualifying Offers for [***] of the merchants listed on Merchant Incentive Chart A and [***] of the merchants listed on Merchant Incentive Chart B, then Supplier would receive a [***]% Incentive Bonus during Q2 2019 ([***]% under Chart A and [***]% under Chart B).

In the event that a merchant does not provider an Offer in the applicable quarter because JPMC failed to approve the Offer pursuant to Section 2(e)(ii) which complied with JPMC’s disclosure and template requirements, the Offer shall be considered to have been provided during the quarter for purposes of the above-stated calculations.

[***] = CONFIDENTIAL TREATMENT REQUESTED

For the avoidance of doubt, under no circumstance where there ever be less than [***] merchants on Annex A or [***] merchants on Annex B.

2.
Incentive Bonus Limits. Notwithstanding anything in this Schedule to the contrary, in no event may the aggregate Incentive Bonus exceed [***] percent ([***]%). Further, the Incentive Bonus may only be included in calculations associated with Select Accounts.

E.	QUALITY CREDITS (FOR SELECT ACCOUNTS).

1.	Generally.

a.
Supplier’s failure to meet certain Offer requirements outlined below will result in “Quality Credits” equal to the Vertical Diversity Credit (if any) plus the [***] Credit (if any) plus the [***] Credit (if any) plus the [***] Credit (if any). Supplier may elect to fund Offers to satisfy the requirements of any Quality Credits; provided that the amount of funding for such Offer(s) must equal at least [***] percent ([***]%) of JPMC Billings.

2.	Category Diversity.

a.
If in any calendar month Supplier fails to include [***] Offer providing Customers Reasonable Value from merchants representing [***] percent ([***]%) of the Qualifying Verticals, JPMC will receive a “Vertical Diversity Credit” equal to [***] percent ([***]%) of JPMC Billings.

b.
The “Merchant Category Chart” means the list of at least [***] merchants attached as Annex C which includes an indication of the merchant’s Vertical. The Merchant Category Chart may be amended by JPMC once [***] upon [***], provided that no more than [***] percent ([*** ]%) of the merchants are changed in connection with each amendment; provided, however, that if any merchant on Merchant Category Chart files for Bankruptcy, JPMC will change that merchant pursuant to this Section without having such change count against the above-stated merchant or time limitations.

c.	A merchant’s “Vertical” means the advertising cohorts designated by JPMC on the Merchant Category Chart in JPMC’s sole discretion after consultation with Supplier.

d.
A “Qualifying Vertical” means at Launch the following Verticals: (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; and (v) [***]. The foregoing list may be amended by JPMC once [***] upon [***], provided that no more than one of the Verticals is changed during each amendment.

3.	[***].

a.
If in any calendar month Supplier fails to include [***] Offer providing Customers [***] from [***] different [***] Merchants, targeted to Customers based standard Supplier criteria, JPMC will receive a “[***] Credit” equal to [***] percent ([***]%) of JPMC Billings.

b.
In each calendar quarter, Supplier will work with a JPMC business team supporting a product type or series of payment devices designated by JPMC in its sole discretion to provide Offers targeted[***]. If in any calendar month Supplier fails to include at least [***] so targeted providing Customers [***] from [***] of the [***] Merchants, JPMC will receive a [***] Credit equal to [***] percent ([***]%) of JPMC Billings. The designated JPMC business team may agree in writing that Offers from merchants other

[***] = CONFIDENTIAL TREATMENT REQUESTED

than [***] Merchants may satisfy the requirements of this Section. The forgoing [***] Credit will not be applicable for the first [***] after Launch.

c.
“[***] Merchants” means those merchant listed on the chart attached as Annex D, as such chart may be amended by JPMC once [***] upon [***] notice, provided that no more than [***] percent ([***]%) of the merchants are changed during each amendment; provided, however, that if any merchant on Annex D files for Bankruptcy, JPMC will change that merchant pursuant to this Section without having such change count against the above-stated merchant or time limitations . The Parties further agree that under no circumstances will there be less than [***] merchants on Annex D.

d.	“[***]” means: [***].

4.	[***].

a.
If in any calendar month Supplier fails to include [***] Offer from [***] Merchants providing Customers [***] from [***] different [***] Merchants, JPMC will receive a “[***] Credit” equal to [***] percent ([***]%) of JPMC Billings. Notwithstanding the foregoing, JPMC shall not be entitled to a [***] Credit until [***] after JPMC includes [***] data in the Daily Feed.

b.
“[***] Merchants” means those merchants listed on the chart attached as Annex E, as such chart may be amended by JPMC once [***] upon [***] notice, provided that no more than [***] of the merchants are changed during each amendment. The Parties further agree that under no circumstances will there be less than [*** ] merchants on Annex E.

c.	“[***]” means:].

5.	[***] Campaigns.

a.
JPMC may designate [***] marketing campaigns for the next calendar year (each a “[***] Campaign”) and the Parties will agree on a list of at least [***] merchants which would fit the goals of each [***] Campaign (“[***] Merchants”). [***] of the [***] Merchants for any applicable [***] Campaign will have previously provided Offers. No later than five (5) days after the execution of this Schedule, the Parties will commence discussions about upcoming [***] Campaigns.

b.
If during any [***] Campaign, Supplier fails to include [***] Offer providing Customers Reasonable Value from [***] different [***] Merchants, JPMC will receive a “[***] Credit” equal to [***] percent ([***]%) of JPMC Billings for [***].

c.	JPMC shall not be entitled to a [***] Credit, unless it has designated the applicable [***] Campaign and [***] Merchants at least [***] in advance.

In the event that a merchant does not provider Offers in the applicable time period because JPMC failed to approve the Offer pursuant to Section 2(e)(ii) which complied with JPMC’s disclosure and template requirements, the Offer shall be considered to have been provided during the applicable time period for purposes of the above-stated calculations.

F.	JPMC MANAGED OFFERS
Whenever [***] which desires to market an Offer to Customers [***], upon JPMC’s request, Supplier will include such Offer in the Supplier TMS and provide the Services [***] other than [***]; provided that, JPMC may in its sole discretion perform any, all, or any subset of the Services for a JPMC Managed Offer, upon written notice to Supplier (and will in every circumstance [***]. Further, [***] may, in its sole discretion, undertake individual or joint responsibility for [***]. In the event greater than [*** ]% of

[***] = CONFIDENTIAL TREATMENT REQUESTED

JPMC Billings are derived from JPMC Managed Offers in any calendar year, JPMC and Supplier will negotiate in good faith [***] which in no event may [***]. For the avoidance of doubt, absent such separate agreement, [***] will be subject to [***,] or otherwise [***] will be [***] during the term of the [***] will not [***]. For the avoidance of doubt, the term of the JPMC Managed Offer may be set, and extended, by JPMC and the merchant upon their mutual agreement.

G.	REFERRED ADVERTISERS
“Referred Advertiser” means a merchant: (i) who has not been [***]; (ii) for which [***]; (iii) [***]; and (iv) has committed to spend, or spends, at least [***] within the [***] day period beginning upon the date the first Offer for the Referred Advertiser is displayed. For sake of clarity, [***].

Supplier will pay JPMC the percentage of each Referred Advertiser’s Billings in accordance with the chart below (the “Referred Advertiser Fee”) at the end of the monthly following the accrual of such Billings; provided, however, that Supplier shall not pay a Referred Advertiser Fee with respect to Billings related to spend by JPMC customers, as the Referred Advertiser Fee shall only be calculated based on billings related to spend by customers of Supplier’s non-JPMC bank clients:

Months elapsed since the first Offer from such Referred Advertiser	Percentage of Billings payable to JPMC
[*** ]	[***]%
[*** ]	[***]%
[*** ]	[***]%
[***] and thereafter	[***]%

This provision will survive any expiration or termination of this Schedule or the Agreement.

H.	[***]
Notwithstanding anything in the Agreement or this Schedule to the contrary, Supplier agrees to [***]: (i) for [***]; and (ii) for [***]; excluding [***].

For so long as the [***], Supplier represents and warrants that for [***], the [***] is currently, and throughout the Term will remain, no less than:

(i)	[***] of the net portion of Billings due or payable to [***].

(ii)	[***] of the net portion of Billings due or payable to [***].

Supplier represents and warrants, during the time period that [***], and on [***], the [***] is currently, and throughout the Term will remain, no less than [***].

For purposes of the forgoing representations, the term “Billings” means aggregate advertising and marketing costs, expenses and other sums due or payable from participating advertisers under Supplier’s agreement with the applicable client.

If Supplier [***], then (1) Supplier will [***]; (2) this Schedule, at JPMC’s option, [***]; and (3) Supplier will pay JPMC an amount equal to [***] together with interest thereon accrued from [***] at a rate per annum equal to (y) [***] percent ([***]%), plus (z) the “prime rate” published in the Wall Street Journal or similar successor publication. Further, Supplier will promptly provide JPMC written notice of [***] in reasonable detail. In the event [***] results in any amounts being due or payable to JPMC or its

[***] = CONFIDENTIAL TREATMENT REQUESTED

customers, such amounts will be promptly paid to JPMC by Supplier. In addition to JPMC’s other audit rights under the Agreement and this Schedule, JPMC will have the right to retain a third-party auditor to audit Supplier’s records with respect to compliance with this provision, provided the third-party auditor will not disclose the terms of Supplier’s customers agreements unless and to the extent Supplier is in violation of this provision.

“[***]” means [***].

On a quarterly basis, Supplier shall provide JPMC, an attestation certified by the Chief Executive Officer or Chief Financial Officer of Supplier that it is in compliance with the terms of this Section.

[***] = CONFIDENTIAL TREATMENT REQUESTED

Attachment 5

Relationship managers

JPMC Relationship Manager/Delivery Manager	Supplier Relationship Manager
Name: [***]	Name: [***]
Title: [***]	Title: [***]
Telephone Number: [***]	Telephone Number: [***]
E-mail: [***]	E-mail: [***]
Address: [***]	Address: [***]

JPMC Executive Sponsor	Supplier Cybersecurity Contact
Name: [***]	Name: [***]
Title: [***]	Title: [***]
Telephone Number: [***]	Work and Cell Telephone Numbers: [***]
E-mail: [***]	E-mail: [***]
Address: [***]	Address: [***]

*At no additional expense to JPMC, the Supplier Cybersecurity Contact must (i) respond to all cyber-related inquiries within 24 hours, 7 days a week, and (ii) be available via mobile and SMS within 24 hours, 7 days a week (with back-up resources when the Supplier Cybersecurity Contact is either unavailable or out of the office (“Back-Up”)). Supplier will immediately provide written notice to JPMC when the Supplier Cybersecurity Contact changes or when the Back-Up has the responsibility hereunder.

[***] = CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT 6

CUSTOMER FILE

Subject to JPMC’s right to not receive any of the following data elements pursuant to Section 2(c)(xix) of this Schedule:

[***(two additional pages omitted)]

[***] = CONFIDENTIAL TREATMENT REQUESTED

ANNEX A
MERCHANT INCENTIVE CHART A

As identified in Tab “Annex A” of the file “CDLX Schedule Annexes.xlsx”

[***] = CONFIDENTIAL TREATMENT REQUESTED

ANNEX B
MERCHANT INCENTIVE CHART B

As identified in Tab “Annex B” of the file “CDLX Schedule Annexes.xlsx”

[***] = CONFIDENTIAL TREATMENT REQUESTED

ANNEX C
MERCHANT INCENTIVE CHART C

As identified in Tab “Annex C” of the file “CDLX Schedule Annexes.xlsx”

[***] = CONFIDENTIAL TREATMENT REQUESTED

ANNEX D
MERCHANT INCENTIVE CHART D

As identified in Tab “Annex D” of the file “CDLX Schedule Annexes.xlsx”

[***] = CONFIDENTIAL TREATMENT REQUESTED

ANNEX E
MERCHANT INCENTIVE CHART E

As identified in Tab “Annex E” of the file “CDLX Schedule Annexes.xlsx”